Registration No. 33-30198
                                                                       811-5867

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /


   PRE-EFFECTIVE AMENDMENT NO.                            /   /



   POST-EFFECTIVE AMENDMENT NO. 17                       / X /


and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      / X /
   ACT OF 1940


   AMENDMENT NO. 18                                     / X /

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
----------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


Two World Trade Center - Suite 3400
New York, New York  10048-0203
-----------------------------------------------------------------
(Address of Principal Executive Offices)

(212) 323-0200
----------------------------------------------------------------
(Registrant's Telephone Number)

Andrew J. Donohue, Esq.
OppenheimerFunds, Inc.
Two World Trade Center - Suite 3400
New York, New York  10048-0203
------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)


    / X /   On November 25, 1996, pursuant to paragraph (b)


    /   /   60 days after filing pursuant to paragraph (a)(1)

    /   /   On __________, pursuant to paragraph (a)(1)

   /   /    75 days after filing, pursuant to paragraph (a)(2)

   /   /    On _____________, pursuant to paragraph (a)(2) of Rule
485


The Registrant has elected to register an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended July 31, 1996 was filed on September 26, 1996.

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
FORM N-1A
Cross Reference Sheet

Oppenheimer Pennsylvania Municipal Fund, a series of the Registrant


Part A of
Form N-1A
Item No.            Prospectus Heading
---------           ------------------
1                   Cover Page
2                   Expenses; A Brief Overview of the Fund
3                   Financial Highlights; Performance of the Fund
4                   Front Cover Page; Investment Objective and Policies
5                   Expenses; How the Fund is Managed; Back Cover
5A                  Performance of the Fund
6                   How the Fund is Managed - Organization and History;
                    Dividends, Capital Gains and Taxes; The Transfer Agent
7                   How to Buy Shares; Special Investor Services; How to
                    Sell Shares; How to Exchange Shares;  Service Plan For Class
                    A Shares;  Distribution and Service Plan for Class B Shares;
                    Distribution   and   Service   Plan  for   Class  C  Shares;
                    Shareholder Account Rules and Policies
8                   Special Investor Services; How to Sell Shares; How to
                    Exchange Shares
9                   *
Part B of
Form N-1A
Item No.            Heading in Statement of Additional Information
---------           ----------------------------------------------
10                  Cover Page
11                  Cover Page
12                  *
13                  Investment Objective and Policies; Other Investment
                    Techniques and Strategies; Other Investment Restrictions
14                  How the Fund is Managed - Trustees and Officers of the
                    Trust
15                  How the Fund is Managed - Major Shareholders
16                  How the Fund is Managed; Distribution and Service Plans;
                    Additional Information about the Fund
17                  How the Fund is Managed
18                  Additional Information about the Fund
19                  About Your Account - How to Buy Shares, How to Sell
                    Shares, How to Exchange Shares
20                  Dividends, Capital Gains and Taxes
21                  How the Fund is Managed; Additional Information About
                    the Fund - The Distributor; Distribution and Service
                    Plans
22                  Performance of the Fund
23                  Financial Statements
------------------------
* Not applicable or negative answer.

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
FORM N-1A
Cross Reference Sheet

Oppenheimer Florida Municipal Fund, a series of the Registrant


Part A of
Form N-1A
Item No.            Prospectus Heading
---------           ------------------
1                   Cover Page
2                   Expenses; A Brief Overview of the Fund
3                   Financial Highlights; Performance of the Fund
4                   Front Cover Page; Investment Objective and Policies
5                   Expenses; How the Fund is Managed; Back Cover
5A                  Performance of the Fund
6                   How the Fund is Managed - Organization and History;
                    Dividends, Capital Gains and Taxes; The Transfer Agent
7                   How to Buy Shares; Special Investor Services; How to
                    Sell Shares; How to Exchange Shares;  Service Plan For Class
                    A Shares;  Distribution and Service Plan for Class B Shares;
                    Distribution   and   Service   Plan  for   Class  C  Shares;
                    Shareholder Account Rules and Policies
8                   Special Investor Services; How to Sell Shares; How to
                    Exchange Shares
9                   *
Part B of
Form N-1A
Item No.            Heading in Statement of Additional Information
---------           ----------------------------------------------
10                  Cover Page
11                  Cover Page
12                  *
13                  Investment Objective and Policies; Other Investment
                    Techniques and Strategies; Other Investment Restrictions
14                  How the Fund is Managed - Trustees and Officers of the
                    Trust
15                  How the Fund is Managed - Major Shareholders
16                  How the Fund is Managed; Distribution and Service Plans;
                    Additional Information about the Fund
17                  How the Fund is Managed
18                  Additional Information about the Fund
19                  About Your Account - How to Buy Shares, How to Sell
                    Shares, How to Exchange Shares
20                  Dividends, Capital Gains and Taxes
21                  How the Fund is Managed; Additional Information About
                    the Fund - The Distributor; Distribution and Service
                    Plans
22                  Performance of the Fund
23                  Financial Statements
------------------------
* Not applicable or negative answer.

OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
FORM N-1A
Cross Reference Sheet

Oppenheimer New Jersey Municipal Fund, a series of the Registrant


Part A of
Form N-1A
Item No.            Prospectus Heading
---------           ------------------
1                   Cover Page
2                   Expenses; A Brief Overview of the Fund
3                   Financial Highlights; Performance of the Fund
4                   Front Cover Page; Investment Objective and Policies
5                   Expenses; How the Fund is Managed; Back Cover
5A                  Performance of the Fund
6                   How the Fund is Managed - Organization and History;
                    Dividends, Capital Gains and Taxes; The Transfer Agent
7                   How to Buy Shares; Special Investor Services; How to
                    Sell Shares; How to Exchange Shares;  Service Plan For Class
                    A Shares;  Distribution and Service Plan for Class B Shares;
                    Distribution   and   Service   Plan  for   Class  C  Shares;
                    Shareholder Account Rules and Policies
8                   Special Investor Services; How to Sell Shares; How to
                    Exchange Shares
9                   *
Part B of
Form N-1A
Item No.            Heading in Statement of Additional Information
---------           ----------------------------------------------
10                  Cover Page
11                  Cover Page
12                  *
13                  Investment Objective and Policies; Other Investment
                    Techniques and Strategies; Other Investment Restrictions
14                  How the Fund is Managed - Trustees and Officers of the
                    Trust
15                  How the Fund is Managed - Major Shareholders
16                  How the Fund is Managed; Distribution and Service Plans;
                    Additional Information about the Fund
17                  How the Fund is Managed
18                  Additional Information about the Fund
19                  About Your Account - How to Buy Shares, How to Sell
                    Shares, How to Exchange Shares
20                  Dividends, Capital Gains and Taxes
21                  How the Fund is Managed; Additional Information About
                    the Fund - The Distributor; Distribution and Service
                    Plans
22                  Performance of the Fund
23                  Financial Statements
------------------------
* Not applicable or negative answer.

Oppenheimer
Pennsylvania Municipal Fund

Prospectus dated November 25, 1996

Oppenheimer Pennsylvania Municipal Fund is a mutual fund that seeks as high a level of current interest income exempt from Federal and Pennsylvania personal income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund will invest primarily in securities issued by the Commonwealth of Pennsylvania and local governments and governmental agencies, the income from which is tax-exempt as discussed above. However, in times of unstable economic or market conditions, the Fund's investment manager may deem it advisable to temporarily invest a portion of the Fund's assets in certain taxable instruments. The Fund may use certain hedging instruments to try to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. The Fund is not intended to be a complete investment program and there is no assurance that it will achieve its objective. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 25, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).
                                                        (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                  ABOUT THE FUND

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objective and Policies

                  Investment Risks
                  Investment Techniques and Strategies

                  How the Fund is Managed
                  Performance of the Fund


                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares
                  Special Investor Services
                           AccountLink
                           Automatic Withdrawal and Exchange
                             Plans
                           Reinvestment Privilege
                  How to Sell Shares
                           By Mail
                           By Telephone
                           By Checkwriting
                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes

                  Appendix A: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses


         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end).

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page ___ for an explanation of how and when these charges apply.


                                            Class A           Class B                   Class C
                                            Shares            Shares                    Shares
Maximum Sales Charge
 on Purchases (as a %
 of offering price)                         4.75%             None                      None

Maximum Deferred Sales
 Charge (as a % of the
 lower of the original
 offering price or
 redemption proceeds)                       None (1)          5% in the first           1% if shares
                                                              year, declining           are redeemed
                                                              to 1% in the              within 12
                                                              sixth year and            months of
                                                              eliminated                purchase(2)
                                                              thereafter(2)
Maximum Sales Charge on
 Reinvested Dividends                       None              None                      None

Exchange Fee                                None              None                      None

----------------------

                                                        -3-



(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below. (2) See "How to Buy Shares - Buying Class B Shares," and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.



         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses as a Percentage of Average Net
Assets

                                            Class A                    Class B          Class C
                                            Shares                     Shares           Shares
Management Fees                             0.60%                      0.60%            0.60%
12b-1 Plan Fees                             0.14%                      0.90%            0.90%
Other Expenses                              0.29%                      0.29%            0.37%
Total Fund
  Operating Expenses                        1.03%                      1.79%            1.87%



         The numbers in the chart above are based upon the Fund's expenses in its fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year). These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are Service Plan Fees and asset-based sales charges. The service fee for Class A shares is 0.15% and for Class B and Class C shares is 0.25% (currently set at 0.15%) of average annual net assets of the class, and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares," below.

         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.



         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                       1 year      3 years          5 years     10 years*
                       ------      -------          -------     --------
Class A Shares         $58         $79               $102        $167
Class B Shares         $68         $86               $117        $172
Class C Shares         $29         $59               $101        $219


         If you did not redeem your investment, it would incur the following expenses:

                       1 year      3 years          5 years     10 years*
                       ------      -------          -------     --------
Class A Shares         $58         $79               $102       $167
Class B Shares         $18         $56               $ 97       $172
Class C Shares         $19         $59               $101       $219



* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current interest income exempt from Federal and Pennsylvania personal income taxes for individual investors as is consistent with preservation of capital.

         o What Does the Fund Invest In? The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% (and attempting to invest, as a non-fundamental policy, 100%) of its total assets in Municipal Securities (as described in "Investment Objective and Policies") and making no investment that will reduce to less than 80% the portion of its total assets that are invested in Pennsylvania Municipal Securities (also described in "Investment Objective and Policies").


         The Fund may invest up to 20% of its assets in investments the income from which may be taxable. Currently there is no limitation on investments in securities which may be subject to an alternative minimum tax. In certain circumstances the Fund may assume a temporary "defensive" position by investing some or all of its assets in short-term money market investments. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. These investments are more fully explained in "Investment Objective and Policies," starting on page __.


         o Who Manages the Fund? The Fund's  investment  adviser (the "Manager")
is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $55 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is Robert E. Patterson. The Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.


         o How Risky is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates its investments in Pennsylvania Municipal Securities, or is able to invest its assets in a single issuer or limited number of issuers, entails greater risk than an investment in a diversified investment company. The Fund's investment in certain derivative investments may add a degree of risk not present in a fund that does not invest in such securities.

         While the Manager tries to reduce risks by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.


         o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" starting on page __ for more details.


         o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All three classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There are also annual asset-based sales charges on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.


         o How Can I Sell My Shares? Shares can be redeemed by mail, or by telephone call to the Transfer Agent on any business day, through your dealer or, by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

         o How Has the Fund Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages ___ and ___.

Please remember that past performance does not guarantee future results.

Financial Highlights


         The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended December 31, 1995 and for the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end) are included in the Statement of Additional Information. Class C shares were publicly offered only during a portion of the fiscal year ended December 31, 1995, commencing on August 29, 1995.


                                              --------------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS


                                              CLASS A
                                              --------------------------------------------------------------------------------
                                              SEVEN MONTHS
                                              ENDED
                                              JULY 31,         YEAR ENDED DECEMBER 31,
                                              1996(2)         1995      1994       1993      1992      1991     1990    1989(4)
                                              -------        ------    ------    -------   -------   -------   ------   ------
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $ 12.36        $11.19    $12.85    $ 12.05   $ 11.93   $ 11.43   $11.58   $11.43
                                              -------        ------    ------    -------   -------   -------   ------   ------
Income (loss) from investment operations:
Net investment income                             .40           .68       .67        .69       .76       .74      .81      .18
Net realized and unrealized gain (loss)          (.35)         1.18     (1.64)       .85       .17       .53     (.15)     .15
                                              -------        ------    ------    -------   -------   -------   ------   ------
Total income (loss) from investment
operations                                        .05          1.86      (.97)      1.54       .93      1.27      .66      .33
                                              -------        ------    ------    -------   -------   -------   ------   ------
Dividends and distributions to shareholders:
Dividends from net investment income             (.40)         (.67)     (.69)      (.70)     (.73)     (.73)    (.81)    (.18)
Dividends in excess of net investment income       --          (.02)       --         --        --        --       --       --
Distributions from net realized gain               --            --        --       (.04)     (.08)     (.04)      --       --
                                              -------        ------    ------    -------   -------   -------   ------   ------
Total dividends and distributions
to shareholders                                  (.40)         (.69)     (.69)      (.74)     (.81)     (.77)    (.81)    (.18)
                                              -------        ------    ------    -------   -------   -------   ------   ------
Net asset value, end of period                $ 12.01       $ 12.36   $ 11.19    $ 12.85   $ 12.05   $ 11.93   $11.43   $11.58
                                              =======        ======    ======    =======   =======   =======   ======   ======

                                              -------        ------    ------    -------   -------   -------   ------   ------
TOTAL RETURN, AT NET ASSET VALUE(5)              0.44%        16.94%    (7.68)%    13.12%     8.04%    11.49%    6.00%    3.25%
                                              -------        ------    ------    -------   -------   -------   ------   ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $64,391       $66,483   $60,857    $64,640   $33,290   $13,791   $8,406   $2,353
                                              -------        ------    ------    -------   -------   -------   ------   ------
Average net assets (in thousands)             $64,997       $64,901   $62,786    $50,974   $21,936   $10,717   $5,170   $1,231
                                              -------        ------    ------    -------   -------   -------   ------   ------
Ratios to average net assets:
Net investment income                            5.71%(6)     5.68%      5.65%      5.52%     6.36%     6.30%    7.06%    6.12%(6)
Expenses, before voluntary assumption by the
Manager or Distributor(7)                        1.03%(6)     1.02%      0.98%      1.06%     1.39%     1.29%    1.77%    2.49%(6)
Expenses, net of voluntary assumption by the
Manager or Distributor                            N/A          N/A        N/A       0.99%     1.06%      N/A     0.59%    0.91%(6)
                                              -------        ------    ------    -------   -------   -------   ------   ------
Portfolio turnover rate(8)                        5.8%         31.1%     37.0%      14.6%     29.9%     15.5%     5.3%     0.0%
                                              --------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS

                                              CLASS B                                         CLASS C
                                              ------------------------------------------      ---------------------------
                                              SEVEN MONTHS                                    SEVEN MONTHS
                                              ENDED                                           ENDED          PERIOD ENDED
                                              JULY 31,         YEAR ENDED DECEMBER 31,        JULY 31        DECEMBER 31,
                                              1996(2)        1995       1994       1993(3)    1996(2)(7)     1995(1)
                                              -------       ------     ------     ------      ------         ------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $ 12.36       $11.19     $12.84     $12.44      $12.36         $11.91
                                              -------       ------     ------     ------      ------         ------
Income (loss) from investment operations:
Net investment income                             .35          .59        .59        .36        .34             .21
Net realized and unrealized gain (loss)          (.35)        1.17      (1.65)       .45       (.36)            .45
                                              -------       ------     ------     ------      ------         ------
Total income (loss) from investment
operations                                         --         1.76      (1.06)       .81       (.02)            .66
                                              -------       ------     ------     ------      ------         ------
Dividends and distributions to shareholders:
Dividends from net investment income             (.35)        (.57)      (.59)      (.37)       (.34)          (.21)
Dividends in excess of net investment income       --         (.02)        --         --          --             --
Distributions from net realized gain               --           --         --       (.04)         --             --
                                              -------       ------     ------     ------      ------         ------
Total dividends and distributions
to shareholders                                  (.35)        (.59)      (.59)      (.41)       (.34)          (.21)
                                              -------       ------     ------     ------      ------         ------
Net asset value, end of period                $ 12.01      $ 12.36    $ 11.19     $12.84      $12.00         $12.36
                                              =======       ======     ======     ======      ======         ======

                                              -------       ------     ------     ------      ------         ------
TOTAL RETURN, AT NET ASSET VALUE(5)             (0.01)%       16.06%     (8.32)%    6.67%      (0.15)%          5.55%
                                              -------       ------     ------     ------      ------         ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $16,005      $14,466    $ 9,484     $5,576      $  482         $  264
                                              -------       ------     ------     ------      ------         ------
Average net assets (in thousands)             $15,085      $12,183    $ 7,329     $2,770      $  296         $   51
                                              -------       ------     ------     ------      ------         ------
Ratios to average net assets:
Net investment income                            4.94%(6)     4.89%      4.88%      4.26%(6)    4.83%(6)       4.40%(6)
Expenses, before voluntary assumption by the
Manager or Distributor(7)                        1.89%(6)     1.89%      1.85%      1.88%(6)    1.97%(6)       2.07%(6)
Expenses, net of voluntary assumption by the
Manager or Distributor                           1.79%(6)     1.78%      1.75%      1.78%(6)    1.87%(6)       1.96%(6)
                                              -------       ------     ------     ------      ------         ------
Portfolio turnover rate(8)                        5.8%        31.1%      37.0%      14.6%        5.8%          31.1%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.   The Fund changed its fiscal year end from December 31 to July 31.
3.   For the period from May 1, 1993 (inception of offering) to December 31,
     1993.
4. For the period from September 18, 1989 (commencement of operations) to December 31, 1989.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6.   Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $6,434,765 and $4,628,630, respectively.

Investment Objective and Policies

Objective. The Fund seeks as high a level of current interest income exempt from Federal and Pennsylvania personal income taxes for individual investors as is available from Municipal Securities and consistent with preservation of capital. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the Fund will achieve its investment objective.

Investment Policies and Strategies. The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% (and attempting to invest, as a non-fundamental policy, 100%) of its total assets in Municipal Securities and making no investment that will reduce to less than 80% the portion of its total assets that are invested in Pennsylvania Municipal Securities (which are described below).


         Dividends paid by the Fund derived from interest attributable to Pennsylvania Municipal Securities, and obligations of certain U.S. territories and possessions, will be exempt from Federal individual income taxes, Pennsylvania personal income taxes and, in the case of residents of Philadelphia, the investment income tax of the School District of Philadelphia. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal individual income tax, but will be subject to Pennsylvania personal income taxes. Although exempt-interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.


         o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past first fiscal years. Portfolio turnover affects brokerage costs, dealer markup and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.


Investment Risks

         All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.


         o Special Considerations - Pennsylvania Municipal Securities. The Fund concentrates its investments in Municipal Securities issued by Pennsylvania and its agencies, authorities, instrumentalities and subdivisions. The market value and marketability of Pennsylvania Municipal Securities and the interest income and repayment of principal to the Fund from them could be adversely affected by a default or a financial crisis relating to any of such issuers. For example, the Commonwealth of Pennsylvania and certain of its municipalities (most notably the City of Philadelphia) have from time to time experienced significant budget deficits and other financial difficulties. Investors should consider these matters as well as economic trends in Pennsylvania, which are discussed in the Statement of Additional Information.

         o Interest Rate Risk. The values of Municipal Securities will change in response to changes in prevailing interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium.

Changes in the values of Municipal Securities owned by the Fund from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.


         o There are special risks in investing in derivative investments. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.


         o Non-diversification. The Trust is a "non-diversified" investment company under the Investment Company Act. As a result, the Fund may invest its assets in a single issuer or limited number of issuers without limitation by that Act. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

         An investment in the Fund will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

         o  Hedging instruments can be volatile investments and may involve special risks.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.


Investment Techniques and Strategies

         The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.


         o Municipal Securities. Municipal Securities consist of municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the Commonwealth of Pennsylvania or its political subdivisions, other states and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal income tax in the opinion of bond counsel to the respective issuer at the time of issue. Pennsylvania Municipal Securities are Municipal Securities the interest from which is not subject to Pennsylvania personal income tax in the opinion of bond counsel for the respective issuer at the time of issue. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

         "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications. See "Investment Objective and Policies" in the Statement of Additional Information for further information about the Fund's investment policies and Municipal Securities.


         o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described in the next paragraph); (ii) hedging instruments (described in "Hedging," below); (iii) repurchase agreements.


         In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These include the taxable obligations described above, U.S. Government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold temporary investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

         o Municipal Lease Obligations. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities. The Fund may invest in certificates of participation that represent a proportionate interest in or right to the lease-purchase payments under municipal lease obligations. Certain of these securities may be deemed to be "illiquid" securities and their purchase would be limited as described below in "Illiquid and Restricted Securities". Investment in certificates of participation that the Manager has determined to be liquid (under guidelines set by the Board of Trustees) will not be subject to such limitations.

         o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         o Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments". The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," below).

         The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from changes in short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.


         o Ratings of Municipal Securities; Special Risks of Lower Rated Municipal Securities. No more than 25% of the Fund's total assets will be invested in Municipal Securities that at the time of purchase are not "investment grade," that is, rated below the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. or any other nationally recognized statistical rating organization. If the securities are not rated, the Manager will determine the equivalent rating category for purposes of this limitation. (See Appendix A to the Statement of Additional Information for a description of those ratings). A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security.


         Lower-grade Municipal Securities (sometimes called "municipal junk bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal
Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in non-investment grade Municipal Securities may reduce some of these risks.

         o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

         o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

          Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.


         o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets in illiquid investments (the Board may increase that limit to 15%). The Fund may not invest any portion of its assets in restricted securities. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until registered under the Securities Act of 1933, as amended.


         o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

         Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) broadly-based municipal bond indices (these are referred to as Municipal Bond Index Futures) and (2) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

         The Fund may buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may purchase puts. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) broadly- based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. The Fund can buy a put on a Municipal Bond Index Future or Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.


         The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc., or traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding (that means the Fund must own the investment on which the call was written); (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised;
(5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets; and (6) the aggregate premiums paid on all such options which the Fund holds at any time will be limited to 20% of the Fund's total assets, and the aggregate margin deposits on all such futures or options thereon at any time will be limited to 5% of the Fund's total assets.


         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets

(such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

o Invest in securities or any investment other than the Municipal Securities, temporary investments, taxable investments and hedging instruments described in "Investment Objective and Policies," above.

o Make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described under "Loans of Portfolio Securities".

o Borrow money in excess of 10% of the value of its total assets, or make any investment whenever borrowings exceed 5% of the Fund's total assets; it may borrow only from banks as a temporary measure for extraordinary or emergency purposes (not for the purpose of leveraging its investments).

o Pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

o Concentrate investments to the extent of more than 25% of its total assets in any industry; however, there is no limitation as to investment in Municipal Securities, U.S. Government obligations or in obligations issued by Pennsylvania or its subdivisions, agencies, authorities or instrumentalities.

o Buy or sell futures contracts other than interest rate futures or municipal bond index futures.


         Unless the prospectus states that a percentage restrictions applies on an ongoing basis, it applies only at the time the Fund purchases an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed


Organization  and History.  The Fund was  organized  in 1989 as a  Massachusetts business trust (the "Trust") with one series. In June 1993, the Trust was reorganized to become a multi-series business trust called Oppenheimer Multi-State Municipal Trust, and the Fund became a separate series of it. The Trust is an open-end, non-diversified management investment company, with an unlimited number of authorized shares of beneficial interest. Each of the three series of the Trust is a fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust will not normally hold annual meetings of Fund shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


         o Portfolio Manager. The Portfolio Manager of the Fund (who is also a Vice President of the Fund) is Robert E. Patterson, who is also a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since September 1989. Mr. Patterson also serves as an officer and portfolio manager for other Oppenheimer funds.


         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets; 0.55% of the next $100 million; 0.50% of the next $200 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year was 0.60% of average annual net assets for Class A, Class B and Class C shares.


         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.


         o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.



Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

         It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.


         o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


         o Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. The tax-equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate.


How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended July 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

         o Management's Discussion of Performance. During the Fund's fiscal year ended July 31, 1996, the Fund's performance was affected by several economic and market factors. A major factor in the Fund's performance was the portfolio manager's emphasis on pre- refunded bonds, with shorter effective maturities which performed well compared to other municipal bonds. Another factor was the small percentage owned of municipal bonds trading at a discount. Discount bonds tend to be more volatile than bonds trading at par or a premium. Holdings in long-term municipal bonds underperformed other municipal bond sectors. Weighting in this sector over the past six months has been lowered.


         o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 1995. In the case of Class A shares, performance is measured from the Fund's inception on September 18, 1989, in the case of Class B shares, from the inception of the Class on May 1, 1993 and in the case of Class C shares, from the inception of the Class on August 29, 1995.

         The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

                                           Comparison of Change in Value
                                      of $10,000 Hypothetical Investments in
                                      Oppenheimer Pennsylvania Municipal Fund
                                   and The Lehman Brothers Municipal Bond Index


                                                      [Graph]

                             Past   Performance  is  not  predictive  of  future
performance.


                                Average Annual Total Returns of the Fund at 7/31/96


                    1 Year         5 year             Life
                    ------         ------             -----

         Class A:       1.30%       5.91%             6.49%(1)
         Class B:       0.55%                         3.43%(2)
         Class C:                                     4.39%(3)

-----------------
Total  returns and the ending  account  values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

(1) The inception of the Fund (Class A shares) was 9/18/89. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge.

(2)Class B shares of the Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one year period and life-of-the-class. The


                                                       -26-




ount value in the graph is net of the applicable 3% sales charge.  (3)
Class C shares of the Fund were first publicly offered on 8/29/95. The life-of-the-class is shown net of the applicable 1% contingent deferred sales charge.


Past performance is not predictive of future performance. Graphs are not drawn to same scale.



A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

         o Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.


         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.


         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.


         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.


         o Are There Differences in Account Features That Matter to You? Because some account features such as checkwriting may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.


                  With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.


                  There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.


         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.


         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds and to have the Transfer Agent transmit dividends and distributions.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.


         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.


         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


         Special Sales Charge Arrangements for Certain Persons. Appendix A in this prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


------------------------------------------------------------------------------------------------------------------
                                                Front-End                 Front-End                  Commission
                                                Sales Charge              Sales Charge               as
                                                as a                      as a                       Percentage
                                                Percentage                Percentage                 of Offering
                                                of Offering               of Amount                  Price
Amount of Purchase                              Price                     Invested
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%                     4.98%                      4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 or more
but less than
$100,000                                        4.50%                     4.71%                      4.00%
--------------------------------------------------------------------------------------------------------------------

$100,000 or more
but less than
$250,000                                        3.50%                     3.63%                      3.00%
--------------------------------------------------------------------------------------------------------------------
$250,000 or more
but less than
$500,000                                        2.50%                     2.56%                      2.25%

$500,000 or more
but less than
$1 million                                      2.00%                     2.04%                      1.80%
--------------------------------------------------------------------------------------------------------------------

        The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.

          The Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to the sum of 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts, on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.
 The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares);

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).


         o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.


         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                                 Contingent Deferred Sales Charge
Years Since Beginning of Month in                                On Redemptions in That Year
which Purchase Order Was Accepted                                (As % of Amount Subject to Charge)
----------------------------------------------------------------------------------------------------
0-1                                                              5.0%

1-2                                                              4.0%

2-3                                                              3.0%

3-4                                                              3.0%

4-5                                                              2.0%

5-6                                                              1.0%

6 and following                                                  None

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

         o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

         o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if the Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.


         o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. Under the Plans, the Distributor is entitled to receive a service fee of up to 0.25% per year under each plan. The Board of Trustees has currently set the service fee at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%.


         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.


         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.


         The Distributor currently pays sales commissions of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 0.90% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.


At December 31, 1996 and July 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Class B Plan of $473,840 and $547,290, respectively (equal to 3.28% and 3.42%, respectively, of the Fund's net assets represented by Class B shares), which have been carried over into the present plan year. At December 31, 1995 and July 31, 1996, the end of the Class C Plan years, the Distributor had incurred unreimbursed expenses under the Class C Plan of $2,309 and $3,768, respectively (equal to 0.88% and 0.78%, respectively, of the Fund's net assets represented by Class C shares), which have been carried over into the present plan year.


         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances, as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.


         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemption of shares in the following cases:

         o redemptions from accounts following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:


         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the

Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer
Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


How to Sell Shares


         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525- 7048, for assistance.


         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement

         o The redemption check is not sent to the address of record on your account statement

         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457

         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310


         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.


         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request

Checkwriting for an account in this Fund with the same registration as the previous checkwriting account.


         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.

         o Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be "Class A shares" for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 p.m. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and

Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.


         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The
Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in

"How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

         For the fiscal year ended December 31, 1995, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.

         o Reinvest your distributions in another Oppenheimer fund account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders for Federal income tax purposes. It does not matter how long you hold your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income for federal income tax purposes. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the Federal alternative minimum tax. Certain distributions are subject to Federal income tax and may be subject to state and/or local taxes. Such distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a capital gain.


         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.


         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                            APPENDIX TO PROSPECTUS OF
                     OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

         Graphic material included in Prospectus of Oppenheimer Pennsylvania Municipal Fund: "Comparison of Change in Value of $10,000 Hypothetical Investments in Oppenheimer Pennsylvania Municipal Fund and the Lehman Brothers Municipal Bond Index


A linear graph will be included in the Prospectus of Oppenheimer Pennsylvania Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund during each of the Fund's fiscal years since the commencement of the Fund's operations as to Class A shares (September 18, 1989), the initial public offering of Class B shares (May 1, 1993) and the initial public offering of Class C shares (August 29, 1995) and comparing such values with the same investments over the same time periods with the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Performance of the Fund - How Has the Fund Performed?"

Fiscal Year       Oppenheimer Pennsylvania   Lehman Brothers
(Period) Ended     Municipal Fund A          Municipal Bond Index
--------------     ------------------------   --------------------
9/18/89(1)         $ 9,525                      $10,000
12/31/89           $ 9,835                      $10,384
12/31/90           $10,425                      $11,140
12/31/91           $11,623                      $12,493
12/31/92           $12,557                      $13,594
12/31/93           $14,204                      $15,264
12/31/94           $13,113                      $14,474
12/31/95           $15,335                      $17,003
7/31/96            $15,402                      $17,080

Fiscal Year        Oppenheimer Pennsylvania  Lehman Brothers
(Period) Ended     Municipal Fund B            Municipal Bond Index
--------------     ------------------------    --------------------
5/1/93(2)          $10,000                      $10,000
12/31/93           $10,667                      $10,718
12/31/94           $ 9,780                      $10,163
12/31/95           $11,351                      $11,939

                                                       -56-




7/31/96            $11,157                       $11,993

Fiscal Year        Oppenheimer Pennsylvania  Lehman Brothers
(Period) Ended     Municipal Fund C            Municipal Bond Index
--------------     ------------------------    --------------------
8/29/95(3)         $10,000                       $10,000
12/31/95           $10,555                       $10,478
7/31/96            $10,439                       $10,525

(1) The Fund commenced operations on September 18, 1989.
(2) Class B shares of the Fund were first publicly offered on May
    1, 1993.
(3) Class C shares of the Fund were first publicly offered on August 29, 1995.


                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds



    The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was (i) one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

o Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.



                                           Front-End         Front-End
                                           Sales            Sales                     Commission
                                           Charge           Charge                    as
                                           as a             as a                      Percentage
Number of                                  Percentage       Percentage                of
Eligible Employees                         of Offering      of Amount                 Offering
or Members                                 Price            Invested                  Price
9 or fewer                                 2.50%             2.56%                      2.00%

At least 10 but not
 more than 49                              2.00%             2.04%                      1.60%

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o  Special Class A Contingent Deferred Sales Charge Rates

         Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

o  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.


o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Oppenheimer Pennsylvania Municipal Fund
         Two World Trade Center
         New York, New York 10048-0203
         1-800-525-7048


Investment Adviser
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048


Custodian of Portfolio Securities
         Citibank, N.A.
         One Citicorp Center
         New York, New York  10154


Independent Auditors
         KPMG Peat Marwick LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Gordon Altman Butowsky
         Weitzen Shalov & Wein
         114 West 47th Street
         New York, New York  10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc. OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. PR0740.001.1196 * Printed on recycled paper

Oppenheimer Pennsylvania Municipal Fund


Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated November 25, 1996


         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 25, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                      Page
About the Fund
Investment Objective and Policies..........................................
     Investment Policies and Strategies....................................
     Special Investment Considerations - Pennsylvania Municipal
        Securities.........................................................
     Other Investment Techniques and Strategies............................
     Other Investment Restrictions.........................................
How the Fund is Managed ...................................................
     Organization and History..............................................
     Trustees and Officers of the Trust....................................
     The Manager and Its Affiliates........................................
Brokerage Policies of the Fund.............................................
Performance of the Fund....................................................
Distribution and Service Plans.............................................
About Your Account
How To Buy Shares..........................................................
How To Sell Shares.........................................................
How To Exchange Shares.....................................................
Dividends, Capital Gains and Taxes.........................................
Additional Information About the Fund......................................
Financial Information About the Fund
Independent Auditors' Report...............................................
Financial Statements.......................................................
Appendix A: Description of Ratings Categories...............................A-1
Appendix B: Tax-Equivalent Yield Tables.....................................B-1
Appendix C: Industry Classifications........................................C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

      The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would normally rise. Thus, the Fund may realize a capital gain or loss upon disposition of a portfolio security. There are, of course, variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general market conditions, general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal  Securities  and  Pennsylvania  Municipal  Securities.  The  types  of
Municipal Securities in which the Fund may invest are described in the Prospectus under "Investment Objective and Policies." A discussion of the general characteristics of types of Municipal Securities follows.


      o Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation" and "revenue" or "industrial development" bonds.

            o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

            o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels;

port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the money from which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


            o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      o Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

            o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

            o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

            o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

            o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

            o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      o Municipal Lease Obligations. From time to time the Fund may invest in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund, and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of such "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the same degree of liquidity as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

      o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.


      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state of municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.


      o Ratings of Municipal Securities. Moody's, S&P's, Fitch's and Duff & Phelps ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.


Special Investment Considerations - Pennsylvania Municipal Securities. As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of Pennsylvania and its subdivisions, agencies, instrumentalities or authorities which issue the Pennsylvania Municipal Securities in which the Fund concentrates its investments. Investors should also consider the factors discussed below under "Other Investment Techniques and Strategies."

      The following information as to the fiscal condition of the Commonwealth of Pennsylvania (the "Commonwealth") is provided in view of the Fund's policy of investing primarily in securities of Pennsylvania issuers. Such information is derived from sources that are generally available to investors. Although the Fund has not independently verified any of this information, it is not aware of any inaccuracies. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers.


      Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.


      The Commonwealth and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. The following are highlights of certain factors bearing on the financial conditions of such entities.

      The General Fund, the Commonwealth's largest fund, receives all tax revenue, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


      For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1% average annual rate while expenditures and other uses grew by 7.4% annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3%, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax reductions and other tax law revisions that restrained the growth of tax receipts for the fiscal years 1993, 1994 and 1995.

      Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal years 1991 through 1995. Program areas having the largest increase in costs for the fiscal years 1991 through 1995 were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recent efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year.

      Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues were $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy that had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.

      For GAAP purposes, the General Fund recorded a $49.8 million deficit for fiscal 1995, leading to a decline in the fund balance to $688.3 million at June 30, 1995. The two items which predominately contributed to the decline in the fund balance were (i) the use of a more comprehensive procedure to compute the liabilities for certain public welfare programs, leading to an increase for the year-end accruals, and (ii) a change to the methodology to calculate the year-end accrual for corporate tax payables which increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

      The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

      Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7 percent). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million. The most significant tax changes enacted for the fiscal year were (i) acceleration of the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from .5 million to $1 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

      The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of .6 percent over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent. The revenue estimate includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax year cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When these tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3 percent. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2 percent for 1996 and below 1.5 percent for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.

      Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructuring.

      Providing funding for certain program increases required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May, 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves.

      The fiscal 1997 budget anticipates receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund, which will issue bonds secured by its loan reserves (including the Sunny Day Fund). These bond proceeds will be used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is to reduce the amount of debt service needed to be appropriated from the General Fund by at least $60 million.

      The fiscal 1997 is based on the presumption that federally enacted reforms to Medicaid will raise the federal reimbursement percentage for those costs to 57 percent from an approximate 53 percent rate for fiscal 1996. The higher reimbursement rate (expected to be effective in October, 1996) was anticipated to provide an additional $260 million of federal funds during fiscal 1997 and enable the Commonwealth to reduce its appropriations for the medical assistance program by a like amount for fiscal 1997. However, the U.S. Congress has not approved the legislation making these changes and current expectations are that additional federal funds will not be available at the time and in the amount as anticipated in the approved fiscal 1997 budget. The Commonwealth expects to use intergovernmental transfer funds obtained through a pooling transaction to help make up the loss of this funding.

      The fiscal 1997 budget  assumes a drawdown  of the $153.3  million  fiscal
year   beginning   unappropriated   surplus  to  fund  the   enacted   level  of
appropriations within the current estimate of revenues.

      A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January, 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather-related conditions. A special session of the General Assembly was convened by the Governor to consider legislation to respond to these needs. Legislation was enacted that authorized $110 million of general obligation debt to provide for the state's share of the required match for federal public assistance and disaster mitigation funds. The legislation also appropriated $13 million from tax amnesty receipts to fund the state match for the federal individual assistance program, and authorized the use of current Motor License Fund revenues for capital projects to repair flood damaged state highways and bridges.

      Nonagricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02%. This compares to a .36 percent rate for the Middle Atlantic region and 1.8 percent for the

U.S. during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4 percent, as compared to 2.9 percent growth in the Middle Atlantic region. The unemployment rate in Pennsylvania as of August, 1996 stood at a seasonally adjusted rate of 5.3%. The seasonally adjusted national unemployment rate for August, 1996 was 5.1%.

      The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii)electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. As of June 30, 1996, the Commonwealth had $5,054.5 million of a general obligation debt outstanding.

      The debt of the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides financing for housing for lower and moderate income families, and certain obligations of The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospitals Authority"), a municipal authority organized by the City of Philadelphia to, among other acquire and prepare various sides for use as intermediate care facilities for the mentally retarded, are the only debt bearing Pennsylvania's "moral obligation." PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor must place in Pennsylvania's budget for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget which the General Assembly adopts may or may not include such amount. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.


      Other obligations of Pennsylvania include (i) long-term agreements of certain Commonwealth departments and agencies, as lessees of property and equipment, to make lease payments that are pledged as security for debt obligations of certain public authorities or other state-related entities and
(ii) pension plans covering state public school and other employees.


      Certain Pennsylvania-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. These entities are as follows: the Delaware River Joint Toll Bridge Commission, the Delaware River Port Authority, the Pennsylvania Energy Development Authority, the Pennsylvania Higher Education Assistance Agency, the Pennsylvania Higher Education Facilities Authority, the Pennsylvania Industrial Development Authority, the Pennsylvania State Public School Building Authority, the Pennsylvania Turnpike Commission, the Pennsylvania Economic

Development Financing Authority, the Pennsylvania Infrastructure Investment Authority and thePhiladelphia Regional Port Authority.


      The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.

      To date, PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1995 shows a surplus of approximately $80.5 million, up from approximately $15.4 million as of June 30, 1994.

      No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146,175,000 in special revenue bonds outstanding as of December 31, 1996.


      Many factors affect the financial condition of the Commonwealth and its counties, cities and school districts and public bodies, certain of which may not be within the control of such entities, such as social, environmental and economic conditions. Various litigation is pending against the Commonwealth, its officers and employees. An adverse decision on one or more of these cases could materially affect the Commonwealth's governmental operations. As is the case with many states, the continuation of many of the Commonwealth's programs, particularly its human services programs, is dependent to a significant degree upon continuing federal reimbursements which have been steadily declining. The loss of grants to the Commonwealth and its political subdivisions could slow economic development. Also, changes to the Internal Revenue Code, by limiting certain types of tax-exempt financing, may interfere with the ability of the Commonwealth and its political subdivisions to carry out their programs. To the extent that such factors exist, they could have an adverse effect on economic conditions in Pennsylvania, although the Fund is unable to predict what effect, if any, such factors would have on the Fund's investments.


Other Investment Techniques and Strategies

      o Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include
features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the
90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year.
Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days will be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid Securities" in the Prospectus. There is otherwise no limit on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

      o When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Fund.

      o Inverse Floaters and Other Derivative Securities. The Fund will invest in inverse floaters in the expectation that they will provide higher expected tax-exempt yields than are available for fixed-rate bonds having comparable credit ratings and maturity. In certain instances, the holder of an inverse floater may have an option to convert it into a fixed-rate bond pursuant to a "rate lock option." Inverse floaters may produce relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will continue to earn above-market interest rates because they are receiving the higher long-term rates and have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than conventional long-term municipal bonds.

      Investing in inverse floaters that have interest rate caps might be a part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps may be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the "strike" price the "cap" generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the strike price, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      o Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or standby commitments may not qualify as tax exempt in its hands if the terms of the put or standby commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

      o Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

      o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

      The  Fund  may  concurrently  buy  and  sell  Futures   contracts  in  the
expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

      o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

     When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter("OTC") option, it intends to into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures as established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. Under the Rule, the Fund also must use short futures and options on futures positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.


      Transactions in options by the Fund are subject to limitations established by the Option Exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transaction. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

      o Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

      If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

      o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank with assets of at least $1 billion or a broker-dealer with net capital of at least $50 million which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

      o Diversification. For purposes of the investment restrictions set forth in the Prospectus and above, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to the Fund's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the total assets of the Fund in securities paying interest from revenues of similar type projects, or in industrial development bonds. Neither of these are fundamental policies, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

Other Investment Restrictions

      The most significant investment restrictions that apply to the Fund are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the Fund's fundamental policies and investment objective, described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding shares are present or represented by a proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      o invest in real estate, but the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;
      o purchase securities other than hedging instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
      o make short sales of securities;
      o underwrite securities or invest in securities subject to restrictions on resale; o invest in or hold securities of any "issuer" if officers and Trustees or Directors of the Trust and the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; or

      o invest in securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization.

      For purposes of the Fund's policy not to concentrate its assets, described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy. In connection with the sale of its shares in the State of Ohio, the Fund undertakes, as a non-fundamental policy, that with respect to 75% of its total assets, it will purchase no more than 10% of the outstanding voting securities of any one issuer.

How the Fund Is Managed

Organization and History. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each

Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms. Macaskill, who is not a director of Oppenheimer Money Market Fund, Inc.) are also trustees or directors of Oppenheimer Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund,
Oppenheimer California Municipal Fund, Oppenheimer Target Fund, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund and Oppenheimer Series Fund, Inc. (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bishop, Bowen, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Trust. As of November 6, 1996, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of each class of shares of the Trust and the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the Trustees and an officer listed below, Ms. Macaskill and one of the officers, Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

      Leon Levy, Chairman of the Board of Trustees, Age: 71
      31 West 52nd Street, New York, New York, 10019
      General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

      Robert G. Galli, Trustee*, Age: 63
      Vice Chairman of OppenheimerFunds, Inc. (the "Manager"), formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President and General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, and an officer of other Oppenheimer funds.

      Benjamin Lipstein, Trustee, Age: 73
      591 Breezy Hill Road, Hillsdale, New York 12529
      Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

      Bridget A. Macaskill*, President and Trustee; Age 48
      President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, President and a Director of OAC, HarbourView, and of Oppenheimer Partnership Holdings, Inc. a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

      Elizabeth B. Moynihan, Trustee, Age: 67
      801 Pennsylvania Avenue, N.W., Washington, DC 20004
      Author and architectural historian; a trustee of the Freer Gallery of Art, (Smithsonian Institution), the Institute of Fine Arts (New York University) and the National Building Museum; a member of the Trustees Council, the Preservation League of New York State; and a member of the Indo- U.S. Sub-Commission on Education and Culture.

      Kenneth A. Randall, Trustee, Age: 69
      6 Whittaker's Mill, Williamsburg, Virginia 23185
      A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer) Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.


      -------------------------------------
      * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


      Edward V. Regan, Trustee, Age: 66
      40 Park Avenue, New York, New York 10016
      Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

      Russell S. Reynolds, Jr., Trustee, Age: 64
      200 Park Avenue, New York, New York 10166
      Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (consulting and publishing); a director of XYAN Inc. (printing), Porfessional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

      Sidney M. Robbins, Trustee, Age: 84

      50 Overlook Road, Ossining, New York 10562
      Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Founding Director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.


      Donald W. Spiro, Vice Chairman and Trustee*, Age: 70
      Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.


      Pauline Trigere, Trustee, Age: 84
      498 Seventh Avenue, New York, New York 10018
      Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

      Clayton K. Yeutter, Trustee, Age: 65
      1325 Merrie Ridge Road, McLean, Virginia 22101
      Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (Chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

-------------------------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.
      Andrew J. Donohue, Secretary, Age: 46
      Executive Vice President and General Counsel of the Manager and the Distributor; President and a directror of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

      Robert E. Patterson, Vice President and Portfolio Manager, Age: 53
   Senior Vice President of the Manager; an officer of other Oppenheimer funds.

      George C. Bowen, Treasurer, Age: 60
      3410 South Galena Street, Denver, Colorado 80231
      Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer, and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

      Robert G. Zack, Assistant Secretary, Age: 48
      Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

      Robert Bishop, Assistant Treasurer, Age: 37
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

      Scott Farrar, Assistant Treasurer, Age: 31
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

      o Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended December 31, 1995 and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                                                              Retirement
                                                           Benefits                     Total Compensation
                                    Aggregate              Accrued                      From All
                                    Compensation           as Part of                   New York-based
Name and Position                   From Fund              Fund Expenses                OppenheimerFunds1
Leon Levy, Chairman                 $3,732                 $5,087                       $141,000.00
and Trustee

Benjamin Lipstein,                  $2,281                 $3,110                       $ 86,200.00
Study Committee
Chairman, Audit
Committee Member

                                                       -26-




and Trustee

Elizabeth B. Moynihan,              $2,281                 $3,110                       $ 86,200.00
Study Committee
Member2 and Trustee

Kenneth A. Randall,                 $2,075                 $2,828                       $ 78,400.00
Audit Committee
Chairman and Trustee

Edward V. Regan,                    $1,821                 $2,482                       $ 68,800.00
Proxy Committee
Chairman, Audit
Committee Member2
and Trustee

Russell S. Reynolds, Jr.,           $1,379                 $1,879                       $ 52,100.00
Proxy Committee
Member and Trustee

Sidney M. Robbins, Study            $3,231                 $4,405                       $122,100.00
Committee Advisory
Member, Audit Committee
Advisory Member and Trustee

Pauline Trigere, Trustee            $1,379                 $1,879                       $ 52,100.00



                                   Retirement
                                                           Benefits                     Total Compensation
                                    Aggregate              Accrued                      From All
                                    Compensation           as Part of                   New York-based
Name and Position                   From Fund              Fund Expenses                OppenheimerFunds1

Clayton K. Yeutter,                 $1,379                 $1,879                       $ 52,100.00
Proxy Committee
Member and Trustee



      The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal period January 1, 1996 to July 31, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                                                           Retirement
                                                           Benefits                     Total Compensation
                                    Aggregate              Accrued                      From All
                                    Compensation           as Part of                   New York-based
Name and Position                   From Fund              Fund Expenses                OppenheimerFunds1
Leon Levy, Chairman                 $768                   $2,529                       $141,000.00
and Trustee

Benjamin Lipstein,                  $470                   $1,547                       $ 86,200.00
Study Committee
Chairman, Audit
Committee Member
and Trustee

Elizabeth B. Moynihan,              $470                   $1,547                       $ 86,200.00
Study Committee
Member2 and Trustee

Kenneth A. Randall,                 $427                   $1,406                       $ 78,400.00
Audit Committee
Chairman and Trustee

Edward V. Regan,                    $375                   $1,234                       $ 68,800.00
Proxy Committee
Chairman, Audit
Committee Member2
and Trustee

                                   Retirement
                                                           Benefits                     Total Compensation
                                    Aggregate              Accrued                      From All
                                    Compensation           as Part of                   New York-based
Name and Position                   From Fund              Fund Expenses                OppenheimerFunds1

Russell S. Reynolds, Jr.,           $284                   $934                         $ 52,100.00
Proxy Committee
Member and Trustee

Sidney M. Robbins, Study            $665                   $2,190                       $122,100.00
Committee Advisory
Member, Audit Committee
Advisory Member and Trustee

Pauline Trigere, Trustee            $284                   $934                         $ 52,100.00


                                                       -28-




Clayton K. Yeutter,                 $284                   $934                         $ 52,100.00
Proxy Committee
Member and Trustee

----------------------

1 For the 1995 calendar year (prior to the inception of the Proxy Committee), during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, included Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluded Oppenheimer International Growth Fund, which had not yet commenced operations. 2 Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.



         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York- based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal year ended July 31, 1996, $15,481 was accrued for the Fund's projected retirement benefit obligations.

         o Major Shareholders. As of November 6, 1996, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were as follows:



                                                                                        Percentage of
                                                                                        Outstanding Shares
Name & Address                                       Number of Shares                   of the Class
Class B

Merrill Lynch Pierce Fenner                          97,687.000                         7.19%
  & Smith
For the Sole Benefit of its
Customers
Attn.: Fund Administration
4800 Deer Lake Dr. E Fl. 3
Jacksonville, FL 32246-6484

Evora K. Morgan                                      71,555.721                         5.26%
410 Colebrook Lane

                                                       -29-




Bryn Mawr, PA 19010-2904

Class C

Carol J. Bleck                                       7,598.831                          14.59%
RR6 Box 690
Lebanon, PA 17046-9612

Victor C. Dy & Nancy F. Dy                           5,550.142                          10.65%
JT TEN WROS NOT TC
3417 Bridal Path Road
Easton, PA 18045-2009

Jose G. Tiongson Jr. &                               4,235.199                          8.13%
Eleanor S. Tiongson JT TEN
103 E. Ridley Avenue
Ridley Park, PA 19078-3025

Ronald G. Hetche & Jane W. Hetche                             3,819.807                          7.33%
JT TEN WROS NOT TC
79 Saint Andrews Drive
Beaver Falls, PA 15010-3011

Louise E. Tame                                       3,303.055                          6.34%
1913 Oregon Pike, Apt. D2
Lancaster, PA 17601-6449

Joan M. Clark                                        3,089.582                          5.93%
560 Pine Street, Apt. 17
Royersford, PA 19468-2017

                                                                                        Percentage of
                                                                                        Outstanding Shares
Name & Address                                       Number of Shares                   of the Class

James H. Glass & Judith A. Glass                     2,699.731                          5.18%
JT TEN WROS NOT TC
168 Haldeman Road
Schwenksville, PA 19473-1113

Margaret N. Sanbe                                    2,606.523                          5.00%
310 Donnelly Avenue
Aston, PA 19014-2714



The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.


         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


         o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the fiscal years ended December 31, 1993, 1994 and 1995, and July 31, 1996, the management fees paid by the Fund to the Manager were $316,801, $420,696, $462,471 and $280,681, respectively. These amounts do not reflect the expense assumption of $39,417 by the Manager for the fiscal period ended December 31, 1993 (prior to May 26, 1993).

         The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994, 1995 and July 1996, the aggregate sales charges on sales of the Fund's Class A shares was $939,991, $470,999, $234,306 and $132,759, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $252,444, $125,278, $62,669 and $42,197 in those respective years. During the Fund's fiscal period May 1, 1993 through December 31, 1993 and the fiscal years ended December 31, 1994, 1995 and July 1996, the contingent deferred sales charge collected on redemption of the Fund's Class B shares was $24,041, $63,420, $22,836 and $13,599, all of which the Distributor retained. During the Fund's fiscal period August 29, 1995 through December 31, 1995 and the fiscal period ended July 31, 1996, no contingent deferred sales charges were collected on Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

         o The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Trust (those Trustees of the Trust who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


         Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

Performance of the Fund


Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return", "cumulative total return," "average annual total return at net asset value," and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.


         o Standardized Yields

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


         The symbols above represent the following factors:

         a =     dividends and interest earned during the 30-day period.
         b =     expenses accrued for the period (net of any expense
                 reimbursements).
         c =     the average daily number of shares of that class outstanding during the 30-day period
                 that were entitled to receive dividends.
         d =     the maximum offering price per share of the class on the last day of the period,
                 adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.35%, 3.82% and 3.68%, respectively. For the 30-day period ended July 31, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.87%, 4.34% and 4.24%, respectively.

         o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, state and city taxable income (the net amount subject to Federal and state income taxes after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yields for its Class A, Class B and Class C shares for the 30- day period ended December 31, 1995, for an individual Pennsylvania resident in the 41.29% combined tax bracket were 7.41%, 6.51% and 6.27%, respectively. For the 30-day period ended July

31, 1996, the Fund's tax-equivalent yields for its Class A, Class B and Class C shares, for an individual Pennsylvania resident in the 41.29% combined tax bracket were 8.30%, 7.39% and 7.22%, respectively.

         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:




Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365




         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended December 31, 1995, were 5.35% and 5.61% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B and Class C shares for the 30-day period ended December 31, 1995, was 4.86% and 4.74%, respectively. Distribution returns for the 30-day period ended December 31, 1995 are the same as the above-quoted dividend yields. No portions of the Class A, Class B or Class C dividends for the three months ended December 31, 1995 were derived from realized capital gains. The dividend yields on Class A shares for the 30-day period ended July 31, 1996 were 5.27% and 5.53%, when calculated at maximum offering price and at net asset value, respectively. The dividend yields on Class B and Class C shares for the 30-day period ended July 31, 1996 were 4.79% and 4.69%, respectively.


         o Total Return Information

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )



         o Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


ERV - P
------- = Total Return
   P


         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, payment of contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended December 31, 1995 and for the period from September 18, 1989 (commencement of operations) to December 31, 1995 were 11.39%, 6.98% and 7.04%, respectively. The cumulative "total return" on Class A shares for the latter period was 53.35%. The average annual total returns on an investment in Class B shares for the fiscal year ended December 31, 1995 and for the period May 1, 1993 (the date Class B shares were first publicly offered) through December 31, 1995 were 11.06% and 3.82%, respectively. The cumulative total return on Class B shares for the period May 1, 1993 through December 31, 1995 was 10.53%. For the period from August 29, 1995 through December 31, 1995, the cumulative total return as an investment in Class C shares of the Fund was 4.55%. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended July 31, 1996 and for the period from September 18, 1989 (commencement of offering) through July 31, 1996 were 1.30%, 5.91% and 6.49%, respectively. The cumulative total return for the Class A shares for the latter period was 54.02%, respectively. The average annual total return on an investment for Class B shares for the fiscal year ended July 31, 1996 and for the period May 1, 1993 (the date Class B shares were first publicly offered) through July 31, 1996 were 0.55% and 3.43%, respectively. The cumulative total return on Class B shares for the period May 1, 1993 through July 31, 1996 was 11.58%. For the period from August 29, 1995 through July 31, 1996, the cumulative total return on an investment in Class C shares of the Fund was 4.40%.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.


         The average annual total returns at net asset value for Class A shares for the one and five year periods ended December 31, 1995, and for the period from September 18, 1989 (commencement of operations) to December 31, 1995 were 16.94%, 8.02% and 7.87%, respectively. The average annual total returns at net asset value for the Fund's Class A shares for the one and five year periods ended July 31, 1996 and for the period from September 18, 1989 (commencement of operations) to July 31, 1996 were 6.35%, 6.94% and 7.25%, respectively.

         The average annual total returns at net asset value for Class B shares for the one year period ended December 31, 1995 and for the period May 1, 1993 (the date Class B shares were first publicly offered) through December 31, 1995 were 16.06% and 4.87%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period from August 29, 1995
(commencement of operations) through December 31, 1995 was 5.55%. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended July 31, 1996 and for the period May 1, 1993 (date Class B shares first publicly offered) through July 31, 1996 were 5.55% and 3.98%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period from August 29, 1995 through July 31, 1996 was 5.40%.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

         o Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds, other than money market funds, and (ii) all other Pennsylvania municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S.
government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent), or the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


Distribution and Service Plans


         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.


         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers, or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by Class. All material amendments must be approved by the Board and the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Trust's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.


         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.


         For the fiscal year ended December 31, 1995 and July 31, 1996, payments under the Class A Plan totaled $95,622 and $54,372, all of which was paid by the Distributor to Recipients, including $7,550 and $3,663 paid to an affiliate of the Distributor. Any unreimbursed expenses by the Distributor incurred with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment for those shares to the Distributor. Pursuant to the Plans, service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount up to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and
(ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of up to 0.25% of the average daily net asset value of Class B shares held in accounts of the Recipient or its customers. (The Board has currently set the service fee at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%). For the fiscal year ended December 31, 1995 and July 31, 1996, payments under the Class B plan totaled $121,620 and $87,790, including $1,792 and $1,063 to an affiliate of the broker/dealer, of which $98,080 and $69,264 was retained. For the fiscal period from August 29, 1995 (commencement of operations) to December 31, 1995 and July 31, 1996, payments under the Class C Plan totaled $165 and $1,720, of which $1,546 was retained. At December 31, 1995 and July 31, 1996, the Distributor had incurred unreimbursed expenses of $473,840 and $547,290 for Class B shares (representing 3.28% and 3.42%, respectively of Class B net assets of such date) and $2,309 and $3,768 for Class C shares (representing 0.88% and 0.78% of Class C net assets as of such date).

         Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B plan are subject to the limitations imposed by the Rules of Conduct of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and service fees.

         The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.



ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports,

Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs,
(viii)  interest,  taxes  and  brokerage  commissions,  and  (ix)  non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share of each class may be significantly affected at times when shareholders may not purchase or redeem shares.

         The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal

Securities). The Manager may use pricing services approved by the Board of Trustees, to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not the value shall be the closing price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price, if no asked price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 p.m., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in- law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.


         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California  Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey  Municipal  Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond  Fund
Oppenheimer U.S.   Government  Trust
Oppenheimer Limited-Term  Government  Fund
Oppenheimer Global  Fund
Oppenheimer Global  Emerging Growth Fund
Oppenheimer Global Growth & Income  Fund
Oppenheimer Gold &  Special  Minerals  Fund
Oppenheimer Strategic  Income  Fund
Oppenheimer Strategic  Income &  Growth  Fund
Oppenheimer International  Bond  Fund
Oppenheimer Enterprise  Fund
Oppenheimer International  Growth Fund
Oppenheimer Quest  Opportunity Value Fund
Oppenheimer Quest Growth & Income  Value Fund
Oppenheimer Quest  Small Cap Value  Fund
Oppenheimer Quest  Officers  Value  Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Bond Fund for Growth

         Oppenheimer Disciplined Value Fund
         Oppenheimer Disciplined Allocation Fund
         Oppenheimer LifeSpan Balanced Fund
         Oppenheimer LifeSpan Income Fund
         Oppenheimer LifeSpan Growth Fund
         Rochester Portfolio Series - Limited-Term New York Municipal Fund* Rochester Fund Municipals*


and the following "Money Market Funds":

         Oppenheimer Money Market Fund, Inc.
         Oppenheimer Cash Reserves
         Centennial Money Market Trust
         Centennial Tax Exempt Trust
         Centennial Government Trust
         Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust
         Centennial America Fund, L.P.
         Daily Cash Accumulation Fund, Inc.

---------------------
*Shares of the Fund are not presently exchangeable for shares of these funds.


         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.


         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.


         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.


         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.


         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.


         o Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the Fund's shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

         o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale).

The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.


Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 p.m., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").


         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange

Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.


         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525- 7048.


         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds shares except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

         However, if the Distributor receives, at the time of purchase, notice that shares of Oppenheimer Money Market Fund, Inc. are being purchased with the redemption proceeds of shares of other mutual funds (other than other money market funds) that are not part of the OppenheimerFunds family, those shares of Oppenheimer Money Market Fund, Inc. may be exchanged for shares of other Oppenheimer funds at net asset value without paying a sales charge.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtained and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B shares and Class C shares.

         Dividends will be declared from net investment income, if any. Net investment income includes the allocation of amounts of income from the Pennsylvania Municipal Securities in the Fund's portfolio which are free from Federal and Pennsylvania personal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,133,000 which will expire in the years, 2002 and 2003.


Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from the gross income of shareholders for Federal income tax purposes. To the extent that distributions are derived from interest on Pennsylvania Municipal Securities, obligations of the U.S. Government and certain of its territories, agencies and instrumentalities, such distributions will also be exempt from Pennsylvania personal income tax and, in the case of residents of the City of Philadelphia, the investment income tax of the School District of Philadelphia. Dividends designated as capital gain dividends for Federal income tax purposes will also be exempt from the investment income tax of the School District of Philadelphia. Dividends derived from interest on Municipal Securities other than Pennsylvania Municipal Securities will be exempt from Federal income tax for individuals, but will be subject to the Pennsylvania personal income tax and, in the case of residents of Philadelphia, the investment income tax of the City of Philadelphia. All of the Fund's dividends (excluding distributions) paid during 1995 were exempt from such Federal and Pennsylvania income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. 15.6% of the Fund's dividends (excluding distributions) paid during 1995 were a tax preference item for such shareholders. Corporate shareholders and "substantial users" of facilities financed by Private Activity Municipal Securities should read "Investment Objective and Policies" above before purchasing shares.


         For Federal income tax purposes, a shareholder receiving a dividend from income earned by the Fund from one or more of: (i) certain taxable temporary investments, (ii) income from securities loans, (iii) income or gains from hedging instruments, and (iv) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as either a receipt of ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.


         Shares of the Fund will be exempt from Pennsylvania county personal property taxes to the extent that the Fund's portfolio securities consist of Pennsylvania Municipal Securities and obligations of the U.S. Government, and certain of its territories, agencies and instrumentalities, and certain other obligations that are not subject to such personal property taxes on the annual assessment date. At July 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of $1,161,000, which expires between 2002 and 2004.


Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. Not all of the OppenheimerFunds offer Class B and Class C shares. The names of the Funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund


The Custodian. The Custodian of the assets of the Fund is Citibank, N.A. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report


===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Pennsylvania Tax-Exempt
Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Pennsylvania Tax-Exempt Fund as of July 31, 1996, and the statements of operations for the seven month period then ended and the year ended December 31, 1995, the statements of changes in net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996 and each of the years in the five year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Tax-Exempt Fund as of July 31, 1996, the results of its operations for the seven month period then ended and the year ended December 31, 1995, the changes in its net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996 and each of the years in the five year period ended December 31, 1995, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
------------------------------------
KPMG Peat Marwick LLP

Denver, Colorado
August 21, 1996

                         Statement of Investments July 31, 1996

                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's        Face     Market Value
                                                                                          (Unaudited)          Amount   See Note 1
====================================================================================================================================
Municipal Bonds and Notes--98.5%
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--90.7%      Allegheny County, Pennsylvania Hospital Development
                         Authority Revenue Bonds:
                         Magee Women's Hospital, FGIC Insured, 5.375%, 10/1/13                Aaa/AAA/AAA   $2,000,000   $1,909,210
                         Presbyterian University Hospital, Prerefunded,
                         Series A, MBIA Insured, 7.60%, 3/1/08                                Aaa/AAA          600,000      642,715
                         -----------------------------------------------------------------------------------------------------------





                         Beaver County, Pennsylvania Industrial Development
                         Authority Pollution Control Revenue Refunding Collateral
                         Bonds, Toledo Edison Project, Series A, 7.75%, 5/1/20                Ba2/BB         2,000,000    2,086,632
                         -----------------------------------------------------------------------------------------------------------
                         Berks County, Pennsylvania General Obligation Bonds,
                         FGIC Insured, Inverse Floater, 8.79%, 11/10/20(1)                    Aaa/AAA/AAA    1,000,000    1,176,792
                         -----------------------------------------------------------------------------------------------------------
                         Blair County, Pennsylvania Hospital Authority
                         Revenue Bonds, Altoona Hospital Project,
                         AMBAC Insured, Inverse Floater, 7.594%, 7/1/14(1)                    Aaa/AAA/AAA      700,000      730,508
                         -----------------------------------------------------------------------------------------------------------
                         Bucks County, Pennsylvania Water & Sewer Authority
                         Revenue Bonds, Neshaminy Interceptor System,
                         Prerefunded, FGIC Insured, 7.50%, 12/1/13                            Aaa/AAA/AAA    1,500,000    1,610,880
                         -----------------------------------------------------------------------------------------------------------
                         Dauphin County, Pennsylvania Hospital Authority
                         Revenue Refunding Bonds:
                         Harrisburg Hospital Project, MBIA Insured, 8.25%, 7/1/14             Aaa/AAA        1,450,000    1,522,682
                         Polyclinic Medical Center Project,
                         MBIA Insured, 5.40%, 8/15/13                                         Aaa/AAA/NR     1,800,000    1,724,551
                         -----------------------------------------------------------------------------------------------------------
                         Delaware County, Pennsylvania Authority University
                         Revenue Bonds, Villanova University,
                         MBIA Insured, 6.90%, 8/1/16                                          Aaa/AAA        1,000,000    1,060,928
                         -----------------------------------------------------------------------------------------------------------
                         Delaware County, Pennsylvania Industrial Development
                         Authority Revenue Refunding Bonds,
                         Resource Recovery Project, Series A, 8.10%, 12/1/13                  Aa3/AA-        3,200,000    3,348,207
                         -----------------------------------------------------------------------------------------------------------
                         Delaware River Joint Toll Bridge Commission
                         Revenue Bonds, Interstate 78, Prerefunded,
                         FGIC Insured, 7.80%, 7/1/18                                          Aaa/AAA/AAA    1,275,000    1,383,644
                         -----------------------------------------------------------------------------------------------------------
                         Delaware River Port Authority, Delaware River Bridges
                         Revenue Refunding Bonds, AMBAC Insured, 7.375%, 1/1/07               Aaa/AAA/AAA      770,000      830,724
                         -----------------------------------------------------------------------------------------------------------
                         Erie, Pennsylvania Higher Education Building Authority
                         College Revenue Bonds, Mercyhurst College Project,
                         Prerefunded, 7.85%, 9/15/19                                          NR/AAA         1,000,000    1,099,854
                         -----------------------------------------------------------------------------------------------------------
                         Langhorne Manor Boro, Pennsylvania Higher
                         Education & Health Authority Revenue Bonds,
                         Woods Schools Project, Prerefunded, 8.75%, 11/15/14                  NR/AAA         1,000,000    1,149,403
                         -----------------------------------------------------------------------------------------------------------
                         Lehigh County, Pennsylvania General Purpose Authority
                         Revenue Bonds, Lehigh Valley Hospital, Inc.,
                         Series A, MBIA Insured, 7%, 7/1/16                                   Aaa/AAA        1,250,000    1,420,905
                         -----------------------------------------------------------------------------------------------------------
                         Monroeville, Pennsylvania Hospital Authority Revenue
                         Refunding Bonds, Forbes Health System, 6.25%, 10/1/15                Baa1/BBB+      1,000,000      987,805
                         -----------------------------------------------------------------------------------------------------------
                         Northampton County, Pennsylvania Higher Education
                         Authority Revenue Refunding Bonds, Lehigh University,
                         7.10%, 9/1/05                                                        NR/A           2,140,000    2,238,630
                         -----------------------------------------------------------------------------------------------------------
                         Northumberland County, Pennsylvania Authority
                         Commonwealth Lease Revenue Bonds, MBIA Insured,
                         6.25%, 10/15/09                                                      Aaa/AAA        2,000,000    2,142,460


                         6 Oppenheimer Pennsylvania Tax-Exempt Fund



                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's        Face     Market Value
                                                                                          (Unaudited)          Amount   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania             Pennsylvania Convention Center Authority Revenue Bonds,
(continued)              Escrowed to Maturity, Series A, FGIC Insured, 6.70%, 9/1/16          Aaa/AAA/AAA   $1,850,000   $2,067,090
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania Economic Development Financing Authority:
                         Resource Recovery Revenue Bonds, Colver Project,
                         Series D, 7.15%, 12/1/18                                             NR/BBB-        2,000,000    2,118,094
                         Wastewater Treatment Revenue Bonds, Sun Co.,
                         Inc.-R & M Project, Series A, 7.60%, 12/1/24                         Baa1/BBB+      2,000,000    2,164,996
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania Housing Finance Agency
                         Revenue Bonds, Single Family Mtg.:
                         Series 31C, Inverse Floater, 10.074%, 10/1/23(1)                     Aa/AA+         1,000,000    1,052,081
                         Series 40, 6.80%, 10/1/15                                            Aa/AA+         2,000,000    2,075,746
                         Series 44C, 6.65%, 10/1/21                                           Aa/AA+         1,000,000    1,040,168
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania State General Obligation
                         Refunding Bonds, First Series, 10%, 4/15/98                          A1/AA-/AA-     1,880,000    2,059,070
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania State Higher Education Assistance
                         Agency Student Loan Revenue Bonds,
                         AMBAC Insured, Inverse Floater, 8.397%, 3/1/22(1)                    Aaa/AAA/AAA    1,250,000    1,205,526
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania State Higher Educational Facilities
                         Authority College & University Revenue Bonds:
                         Hahnemann University Project, MBIA Insured, 7.20%, 7/1/19            Aaa/AAA        1,500,000    1,640,571
                         Thomas Jefferson University, Series A, 6.625%, 8/15/09               Aa/A+            750,000      806,665
                         -----------------------------------------------------------------------------------------------------------





                         Pennsylvania State Industrial Development Authority
                         Economic Development Revenue Bonds, Prerefunded,
                         Series A, 7%, 1/1/11                                                 NR/A-/AAA      1,300,000    1,453,569
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania State Turnpike Commission Turnpike
                         Revenue Bonds, Prerefunded:
                         Series E, MBIA Insured, 7.50%, 12/1/09                               Aaa/AAA        1,000,000    1,112,684
                         Series K, 7.50%, 12/1/19                                             Aaa/AAA        2,500,000    2,781,710
                         -----------------------------------------------------------------------------------------------------------
                         Pennsylvania State University Revenue
                         Refunding Bonds, Series B, 5.50%, 8/15/16                            A1/AA-         2,500,000    2,420,362
                         -----------------------------------------------------------------------------------------------------------
                         Philadelphia, Pennsylvania Gas Works Revenue Bonds,
                         15th Series, MBIA Insured, 5.25%, 8/1/15                             Aaa/AAA/A-     1,000,000      939,362
                         -----------------------------------------------------------------------------------------------------------
                         Philadelphia, Pennsylvania Hospitals & Higher
                         Educational Facilities Authority Revenue Bonds:
                         Albert Einstein Medical Center, 7.625%, 4/1/11                       A/BBB+         3,500,000    3,708,740
                         Temple University Hospital, Series A,
                         6.625%, 11/15/23                                                     Baa1/A-        3,800,000    3,889,417
                         Refunding, Jeanes Health System Project,
                         6.60%, 7/1/10                                                        NR/BBB         1,000,000      989,185
                         -----------------------------------------------------------------------------------------------------------
                         Philadelphia, Pennsylvania Regional Port Authority
                         Lease Revenue Bonds, MBIA Insured, Inverse Floater,
                         8.481%, 9/1/20(1)                                                    Aaa/AAA        2,100,000    2,134,486
                         -----------------------------------------------------------------------------------------------------------
                         Philadelphia, Pennsylvania Water & Sewer
                         Revenue Refunding Bonds, Escrowed to Maturity,
                         Tenth Series, 7.35%, 9/1/04                                          Aaa/AAA          245,000      274,412
                         -----------------------------------------------------------------------------------------------------------
                         Philadelphia, Pennsylvania Water & Wastewater
                         Revenue Bonds, FGIC Insured, 10%, 6/15/05                            Aaa/AAA/AAA    1,900,000    2,526,971
                         -----------------------------------------------------------------------------------------------------------
                         Pittsburgh, Pennsylvania Water & Sewer Authority
                         Revenue Refunding Bonds, Escrowed to Maturity,
                         FGIC Insured, 7.25%, 9/1/14                                          Aaa/AAA/AAA    1,200,000    1,344,230


                         7 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Statement of Investments (Continued)

                                                                                          Ratings: Moody's/
                                                                                          S&P's/Fitch's        Face     Market Value
                                                                                          (Unaudited)          Amount   See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania             Schuylkill County, Pennsylvania Industrial Development
(continued)              Authority Resource Recovery Revenue Refunding Bonds,
                         Schuylkill Energy Resources, Inc., 6.50%, 1/1/10                     NR/NR         $3,670,000  $ 3,663,236
                         -----------------------------------------------------------------------------------------------------------
                         St. Mary Hospital Authority Langhorne, Pennsylvania
                         Hospital Revenue Refunding Bonds, Franciscan Health
                         Project, Series B, BIG Insured, 7%, 7/1/14                           Aaa/AAA          500,000      534,049
                         -----------------------------------------------------------------------------------------------------------
                         Washington County, Pennsylvania Municipal Facility
                         Lease Authority Revenue Bonds, Prerefunded,
                         AMBAC Insured, 7.45%, 12/15/12                                       Aaa/AAA/AAA    2,000,000    2,250,996
                         -----------------------------------------------------------------------------------------------------------
                                                                                                                         73,319,946
------------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--7.8%   Puerto Rico Commonwealth General Obligation Bonds:
                         6.50%, 7/1/15                                                        Baa1/A         1,200,000    1,308,716
                         MBIA Insured, Inverse Floater, 7.835%, 7/1/08(1)                     Aaa/AAA        1,000,000    1,036,583
                         -----------------------------------------------------------------------------------------------------------
                         Puerto Rico Commonwealth Highway & Transportation
                         Authority Revenue Bonds, Series Y, 5%, 7/1/36                        Baa1/A         1,600,000    1,369,054
                         -----------------------------------------------------------------------------------------------------------
                         Puerto Rico Electric Power Authority
                         Revenue Refunding Bonds, Series N, 5%, 7/1/12                        Baa1/A-        1,000,000      910,753
                         -----------------------------------------------------------------------------------------------------------
                         Puerto Rico Industrial Tourist Educational Medical &
                         Environmental Control Facilities Revenue Bonds,
                         Polytechnic University Project, Series A, 6.50%, 8/1/24              NR/BBB-        1,000,000    1,008,772
                         -----------------------------------------------------------------------------------------------------------
                         Puerto Rico Port Authority Revenue Bonds, American
                         Airlines Special Facilities Project, Series A, 6.25%, 6/1/26         Baa3/BBB+        675,000      675,000
                                                                                                                         ----------
                                                                                                                          6,308,878
------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $78,865,306)                                                                    98.5%  79,628,824
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                                    1.5    1,249,054
                                                                                                             ---------   ----------
Net Assets                                                                                                       100.0% $80,877,878
                                                                                                             =========  ===========
                         1. Represents the current  interest rate for a variable
                         rate bond. These bonds known as "inverse  floaters" pay
                         interest   at  a  rate  that  varies   inversely   with
                         short-term  interest  rates.  As  interest  rates rise,
                         inverse  floaters  produce less current  income.  Their
                         price  may  be  more  volatile  than  the  price  of  a
                         comparable fixed-rate security. Inverse floaters amount
                         to $7,335,976 or 9.07% of the Fund's net assets at July
                         31, 1996.  As of July 31, 1996,  securities  subject to
                         the alternative  minimum tax amounted to $13,994,847 or
                         17.30%  of  the  Fund's  net  assets.  Distribution  of
                         investments  by  industry,  as a  percentage  of  total
                         investments at value, is as follows:





                         Industry                                                                          Market Value      Percent
                         -----------------------------------------------------------------------------------------------------------
                         Hospitals                                                                         $18,059,768         22.7%
                         -----------------------------------------------------------------------------------------------------------
                         Utilities                                                                          16,736,145         21.0
                         -----------------------------------------------------------------------------------------------------------
                         Education                                                                          11,425,185         14.3
                         -----------------------------------------------------------------------------------------------------------
                         Transportation                                                                      9,612,301         12.1
                         -----------------------------------------------------------------------------------------------------------
                         General Obligation Bonds                                                            7,648,251          9.7
                         -----------------------------------------------------------------------------------------------------------
                         Lease/Rental                                                                        4,393,456          5.5
                         -----------------------------------------------------------------------------------------------------------
                         Housing                                                                             4,167,995          5.2
                         -----------------------------------------------------------------------------------------------------------
                         Corporate-Backed Municipals                                                         2,839,996          3.6
                         -----------------------------------------------------------------------------------------------------------
                         Pollution Control                                                                   2,086,632          2.6
                         -----------------------------------------------------------------------------------------------------------
                         Revenue Bonds                                                                       1,453,569          1.8
                         -----------------------------------------------------------------------------------------------------------
                         Student Loans                                                                       1,205,526          1.5
                                                                                                           -----------        -----
                                                                                                           $79,628,824        100.0%
                                                                                                           ===========        =====

                         See accompanying Notes to Financial Statements.

                         8 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Statement of Assets and Liabilities July 31, 1996

====================================================================================================================================
Assets                   Investments, at value (cost $78,865,306)--see accompanying statement                           $79,628,824
                         -----------------------------------------------------------------------------------------------------------
                         Cash                                                                                               450,724
                         -----------------------------------------------------------------------------------------------------------
                         Receivables:
                         Interest                                                                                         1,251,650
                         Shares of beneficial interest sold                                                                 119,197
                         -----------------------------------------------------------------------------------------------------------
                         Other                                                                                                5,337
                                                                                                                        -----------
                         Total assets                                                                                    81,455,732

====================================================================================================================================
Liabilities              Payables and other liabilities:
                         Dividends                                                                                          265,923
                         Shares of beneficial interest redeemed                                                             180,171
                         Trustees' fees                                                                                      48,271
                         Shareholder reports                                                                                 45,703
                         Distribution and service plan fees                                                                  10,207
                         Transfer and shareholder servicing agent fees                                                        4,893
                         Other                                                                                               22,686
                                                                                                                        -----------
                         Total liabilities                                                                                  577,854

====================================================================================================================================
Net Assets                                                                                                              $80,877,878
                                                                                                                        ============

====================================================================================================================================
Composition of           Paid-in capital                                                                                $81,437,419
Net Assets               -----------------------------------------------------------------------------------------------------------
                         Overdistributed net investment income                                                             (161,975)
                         -----------------------------------------------------------------------------------------------------------
                         Accumulated net realized loss from investment transactions                                      (1,161,084)
                         -----------------------------------------------------------------------------------------------------------
                         Net unrealized appreciation on investments--Note 3                                                 763,518
                                                                                                                        -----------
                         Net Assets                                                                                     $80,877,878
                                                                                                                        ===========

====================================================================================================================================
Net Asset Value          Class A Shares:
Per Share                Net asset value and redemption price per share (based on net assets of $64,391,239
                         and 5,362,121  shares of beneficial  interest  outstanding)                                         $12.01
                         Maximum  offering price per share (net asset value plus sales charge of 4.75% of
                         offering price)                                                                                     $12.61
                         -----------------------------------------------------------------------------------------------------------
                         Class B Shares:
                         Net asset value,  redemption  price and  offering  price per share (based on net
                         assets of $16,004,847 and 1,332,915 shares of beneficial  interest  outstanding)                    $12.01
                         -----------------------------------------------------------------------------------------------------------
                         Class C Shares:
                         Net asset value,  redemption  price and  offering  price per share (based on net
                         assets of $481,792 and 40,136 shares of beneficial interest  outstanding)                           $12.00







                         See accompanying Notes to Financial Statements.


                         9 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Statements of Operations

                                                                                                        Seven Months    Year Ended
                                                                                                        Ended July 31,  December 31,
                                                                                                        1996(1)         1995
====================================================================================================================================
Investment Income        Interest                                                                           $3,144,822  $ 5,156,837

------------------------------------------------------------------------------------------------------------------------------------
Expenses                 Management fees--Note 4                                                               280,681      462,471
                         -----------------------------------------------------------------------------------------------------------
                         Distribution and service plan fees--Note 4:
                         Class A                                                                                54,372       95,622
                         Class B                                                                                87,790      121,620
                         Class C                                                                                 1,720          165
                         -----------------------------------------------------------------------------------------------------------
                         Shareholder reports                                                                    47,778       84,149
                         -----------------------------------------------------------------------------------------------------------
                         Transfer and shareholder servicing agent fees--Note 4                                  39,191       62,693
                         -----------------------------------------------------------------------------------------------------------
                         Trustees' fees and expenses--Note 1                                                    20,184       22,843
                         -----------------------------------------------------------------------------------------------------------
                         Legal and auditing fees                                                                14,069       24,550
                         -----------------------------------------------------------------------------------------------------------
                         Custodian fees and expenses                                                             5,928        8,545
                         -----------------------------------------------------------------------------------------------------------
                         Insurance expenses                                                                      4,092        6,512
                         -----------------------------------------------------------------------------------------------------------
                         Registration and filing fees:
                         Class A                                                                                    12           --
                         Class B                                                                                   627        1,203
                         Class C                                                                                   165           24
                         -----------------------------------------------------------------------------------------------------------
                         Other                                                                                   2,850        2,628
                                                                                                            ----------   ----------
                         Total expenses                                                                        559,459      893,025
                         Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                          (8,996)     (12,068)
                         Less expenses paid indirectly--Note 4                                                  (5,737)      (8,545)
                                                                                                            ----------   ----------
                         Net expenses                                                                          544,726      872,412

====================================================================================================================================
Net Investment Income                                                                                        2,600,096    4,284,425

====================================================================================================================================
Realized and Unrealized  Net realized loss on investments                                                      (39,279)    (149,202)
Gain (Loss)              -----------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments               (2,305,381)   7,766,744
                                                                                                            ----------   ----------
                         Net realized and unrealized gain (loss)                                            (2,344,660)   7,617,542

====================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                        $  255,436  $11,901,967
                                                                                                            ==========  ============


====================================================================================================================================

                         1. The Fund changed its fiscal year end from December 31 to July 31.

                         See accompanying Notes to Financial Statements.


                         10 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Statements of Changes in Net Assets

                                                                                             Seven Months
                                                                                             Ended July 31,  Year Ended December 31,
                                                                                                   1996(1)      1995        1994
====================================================================================================================================
Operations               Net investment income                                                $ 2,600,096  $ 4,284,425  $ 3,907,127
                         -----------------------------------------------------------------------------------------------------------
                         Net realized loss                                                        (39,279)    (149,202)  (1,065,903)
                         -----------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation                 (2,305,381)   7,766,744   (8,445,048)
                                                                                              -----------   ----------   ----------
                         Net increase (decrease) in net assets resulting
                         from operations                                                          255,436   11,901,967   (5,603,824)






====================================================================================================================================
Dividends and            Dividends from net investment income:
Distributions to         Class A                                                               (2,144,352)  (3,637,885)  (3,639,305)
Shareholders             Class B                                                                 (430,663)    (583,457)    (367,811)
                         Class C                                                                   (8,248)        (803)          --
                         -----------------------------------------------------------------------------------------------------------
                         Dividends in excess of net investment income:
                         Class A                                                                       --      (92,297)          --
                         Class B                                                                       --      (20,449)          --

====================================================================================================================================
Beneficial  Interest  Net  increase  (decrease)  in net  assets  resulting  from
Transactions beneficial interest transactions--Note 2:
                         Class A                                                                 (191,910)    (796,475)   4,897,535
                         Class B                                                                1,960,511    3,839,201    4,838,266
                         Class C                                                                  224,120      262,069           --

====================================================================================================================================
Net Assets               Total increase (decrease)                                               (335,106)  10,871,871      124,861
                         -----------------------------------------------------------------------------------------------------------
                         Beginning of period                                                   81,212,984   70,341,113   70,216,252
                                                                                              -----------  -----------   ----------
                         End of period (including overdistributed net investment
                         income of $161,975, $147,080 and $62,280, respectively)              $80,877,878  $81,212,984  $70,341,113
                                                                                              ===========  ============ ============

                         1. The Fund changed its fiscal year end from December 31 to July 31.

                         See accompanying Notes to Financial Statements.


                         11 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Financial Highlights

                                                    Class A
                                                    -----------------------------------------------------------------------------
                                                    Seven Months
                                                    Ended July 31,  Year Ended December 31,
                                                    1996(2)         1995              1994        1993        1992        1991
===================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                $ 12.36         $ 11.19           $ 12.85     $ 12.05     $ 11.93     $ 11.43
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .40             .68               .67         .69         .76         .74
Net realized and unrealized gain (loss)                (.35)           1.18             (1.64)        .85         .17         .53
                                                    -------         -------           -------     -------     -------     -------
Total income (loss) from investment operations          .05            1.86              (.97)       1.54         .93        1.27
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.40)           (.67)             (.69)       (.70)       (.73)       (.73)
Dividends in excess of net investment income             --            (.02)               --          --          --          --
Distributions from net realized gain                     --              --                --        (.04)       (.08)       (.04)
                                                    -------         -------           -------     -------     -------     -------
Total dividends and distributions to shareholders      (.40)           (.69)             (.69)       (.74)       (.81)       (.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.01         $ 12.36           $ 11.19     $ 12.85     $ 12.05     $ 11.93
                                                    =======         =======           =======     =======     =======     =======

===================================================================================================================================
Total Return, at Net Asset Value(4)                    0.44%          16.94%            (7.68)%     13.12%       8.04%      11.49%

===================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $64,391         $66,483           $60,857     $64,640     $33,290     $13,791
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $64,997         $64,901           $62,786     $50,974     $21,936     $10,717
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  5.71%(5)        5.68%             5.65%       5.52%       6.36%       6.30%
Expenses, before voluntary assumption by
the Manager or Distributor(6)                          1.03%(5)        1.02%             0.98%       1.06%       1.39%       1.29%
Expenses, net of voluntary assumption by
the Manager or Distributor                              N/A             N/A               N/A        0.99%       1.06%        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              5.8%           31.1%             37.0%       14.6%       29.9%       15.5%

                         12 Oppenheimer Pennsylvania Tax-Exempt Fund


                                                   Class B                                              Class C
                                                   ---------------------------------------------------- ----------------------------
                                                   Seven Months                                         Seven Months    Period Ended
                                                   Ended July 31,  Year Ended December 31,              Ended July 31,  December 31,
                                                   1996(2)         1995        1994         1993(3)     1996(2)         1995(1)





================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $ 12.36         $ 11.19     $12.84       $12.44      $12.36          $11.91
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .35             .59        .59          .36         .34             .21
Net realized and unrealized gain (loss)               (.35)           1.17      (1.65)         .45        (.36)            .45
                                                   -------         -------     ------       ------     -------        --------
Total income (loss) from investment operations          --            1.76      (1.06)         .81        (.02)            .66
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.35)           (.57)      (.59)        (.37)       (.34)           (.21)
Dividends in excess of net investment income            --            (.02)        --           --          --              --
Distributions from net realized gain                    --              --         --         (.04)         --              --
                                                   -------         -------     ------       ------     -------        --------
Total dividends and distributions to shareholders     (.35)           (.59)      (.59)        (.41)       (.34)           (.21)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 12.01         $ 12.36     $11.19       $12.84      $12.00          $12.36
                                                   =======         =======     ======       ======     =======        ========

===============================================================================================================================
Total Return, at Net Asset Value(4)                  (0.01)%         16.06%     (8.32)%       6.67%      (0.15)%          5.55%

===============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)           $16,005         $14,466     $9,484       $5,576        $482            $264
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $15,085         $12,183     $7,329       $2,770        $296            $ 51
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.94%(5)        4.89%      4.88%        4.26%(5)    4.83%(5)        4.40%(5)
Expenses, before voluntary assumption by
the Manager or Distributor(6)                         1.89%(5)        1.89%      1.85%        1.90%(5)    1.97%(5)        2.07%(5)
Expenses, net of voluntary assumption by
the Manager or Distributor                            1.79%(5)        1.78%      1.75%        1.78%(5)    1.87%(5)        1.96%(5)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             5.8%           31.1%      37.0%        14.6%        5.8%           31.1%



1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $6,434,765 and $4,628,630, respectively.

See accompanying Notes to Financial Statements.


                         13 Oppenheimer Pennsylvania Tax-Exempt Fund

                         Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Pennsylvania Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Multi-State Tax-Exempt Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. On June 6, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from December 31 to July 31. Accordingly, these financial statements include information for the seven month period from January 1, 1996 to July 31, 1996. The Fund's investment objective is to seek the maximum current income exempt from Federal and Pennsylvania personal income taxes for individual investors that is consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of $1,161,000, which expires between 2002 and 2004.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the seven months ended July 31, 1996, a provision of $15,481 was made for the Fund's projected benefit obligations, and payments of $1,214 were made to retired trustees, resulting in an accumulated liability of $45,404 at July 31, 1996.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


14  Oppenheimer Pennsylvania Tax-Exempt Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
        During the seven months ended July 31, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the seven months ended July 31, 1996, amounts have been reclassified to reflect an increase in overdistributed net investment income of $31,728. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Seven Months Ended July 31, 1996(2)    Year Ended December 31, 1995(1)      Year Ended December 31, 1994
                           Shares        Amount                   Shares        Amount                 Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                       444,071       $ 5,368,304                825,097      $  9,802,254           1,479,731      $ 17,605,222
Dividends reinvested       113,937         1,371,426                199,971         2,384,211             200,372         2,359,317
Redeemed                  (572,992)       (6,931,640)            (1,088,358)      (12,982,940)         (1,270,347)      (15,067,004)
                          --------       -----------             ----------      ------------          ----------      ------------
Net increase (decrease)    (14,984)      $  (191,910)               (63,290)     $   (796,475)            409,756      $  4,897,535
                          ========       ===========             ==========      ============          ==========      ============

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                       224,245       $ 2,699,403                359,124      $  4,282,282             442,928      $  5,204,609
Dividends reinvested        21,125           254,088                 30,661           366,174              19,685           230,132
Redeemed                   (82,510)         (992,980)               (67,574)         (809,255)            (48,897)         (596,475)
                          --------       -----------             ----------      ------------          ----------      ------------
Net increase               162,860       $ 1,960,511                322,211      $  3,839,201             413,716      $  4,838,266
                          ========       ===========             ==========      ============          ==========      ============

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                        29,594       $   355,700                 21,431      $    263,229                  --      $         --
Dividends reinvested           608             7,281                     31               377                  --                --
Redeemed                   (11,403)         (138,861)                  (125)           (1,537)                 --                --
                          --------       -----------             ----------      ------------          ----------      ------------
Net increase                18,799       $   224,120                 21,337      $    262,069                  --      $         --
                          ========       ===========             ==========      ============          ==========      ============

1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares. 2. The Fund changed its fiscal year end from December 31 to July 31.

15  Oppenheimer Pennsylvania Tax-Exempt Fund

================================================================================
3. Unrealized Gains and
Losses on Investments

At July 31, 1996, net unrealized appreciation on investments of $763,518 was composed of gross appreciation of $1,613,230, and gross depreciation of $849,712.

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

        For the seven months ended July 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $132,759, of which $42,197 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $90,813 and $2,794, of which $7,675 was paid to an affiliated broker/dealer for Class B. During the seven months ended July 31, 1996, OFDI received contingent deferred sales charges of $13,599 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class

A shares. During the seven months ended July 31, 1996, OFDI paid $3,663 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

        The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the seven months ended July 31, 1996, OFDI paid $1,063 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $69,264 and $1,546, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At July 31, 1996, OFDI had incurred unreimbursed expenses of $547,290 for Class B and $3,768 for Class C.

                                                    APPENDIX A

                                        Descriptions of Ratings Categories

Municipal Bonds

o Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

o Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt rating. Bonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

o Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


         o Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk- free US Treasury debt. AA+, AA & AA-High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes


         o Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

         o S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP- 1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

         o Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

         o Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         o S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong.A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

         o Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLES



The equivalent yield table above compares tax-free income with taxable income under Federal tax rates effective January 1, 1996 and Commonwealth of Pennsylvania personal income tax rates effective January 1, 1996. Combined taxable income refers to the net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investment is not subject to the Alternative Minimum Tax and that Pennsylvania personal income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The table does not include the effect of exemption from Pennsylvania personal property taxes or school district taxes.

Federal                      Effective                          A tax-exempt yield of:
Taxable                      Tax
Income                       Bracket                            Is Approximately Equivalent To a Taxable Yield of:

JOINT RETURN

Over           Not over      Federal      PA         Combined   2.00%     2.50%     3.00%     3.50%     3.68%      3.82%
$      0       $ 40,100      15.00%       2.80%      17.38%     2.42%     3.03%     3.63%     4.24%     4.45%      4.62%
$ 40,100       $ 96,900      28.00%       2.80%      30.02%     2.86%     3.57%     4.29%     5.00%     5.26%      5.46%
$ 96,900       $147,700      31.00%       2.80%      32.93%     2.98%     3.73%     4.47%     5.22%     5.49%      5.70%
$147,700       $263,750      36.00%       2.80%      37.79%     4.22%     4.92%     4.82%     5.63%     5.92%      6.14%
$263,750 and above           39.60%       2.80%      41.29%     3.41%     4.26%     5.11%     5.96%     6.27%      6.51%


                                                     4.00%      4.35%     4.50%     5.00%     5.50%     6.00%      6.50%

                                                     4.84%      5.27%     5.45%     6.05%     6.66%     7.26%      7.87%
                                                     5.72%      6.22%     6.43%     7.14%     7.86%     8.57%      9.29%
                                                     5.96%      6.49%     6.71%     7.46%     8.20%     8.95%      9.69%
                                                     6.43%      6.99%     7.23%     8.04%     8.84%     9.65%      10.45%
                                                     6.81%      7.41%     7.66%     8.52%     9.37%     10.22%     11.07%


SINGLE RETURN

Over           Not over      Federal      PA         Combined   2.00%     2.50%     3.00%     3.50%     3.68%      3.82%

$      0       $ 24,000      15.00%       2.80%      17.38%     2.42%     3.03%     3.63%     4.24%     4.45%      4.62%
$ 24,000       $ 58,150      28.00%       2.80%      30.02%     2.86%     3.57%     4.29%     5.00%     5.26%      5.46%
$ 58,150       $121,300      31.00%       2.80%      32.93%     2.98%     3.73%     4.47%     5.22%     5.49%      5.70%
$121,300       $263,750      36.00%       2.80%      37.79%     3.22%     4.02%     4.82%     5.63%     5.92%      6.14%
$263,750 and above           36.60%       2.80%      41.29%     3.41%     4.26%     5.11%     5.96%     6.27%      6.51%





                                       B-1




                                                     4.00%      4.35%     4.50%     5.00%     5.50%     6.00%      6.50%

                                                     4.84%      5.27%     5.45%     6.05%     6.66%     7.26%      7.87%
                                                     5.72%      6.22%     6.43%     7.14%     7.86%     8.57%      9.29%
                                                     5.96%      6.49%     6.71%     7.46%     8.20%     8.95%      9.69%
                                                     6.43%      6.99%     7.23%     8.04%     8.84%     9.65%      10.45%
                                                     6.81%      7.41%     7.66%     8.52%     9.37%     10.22%     11.07%



                                   Appendix C

                     Municipal Bond Industry Classifications




               Electric                           Resource Recovery
               Gas
               Water                              Higher Education
               Sewer                              Education
               Telephone
                                                  Lease Rental
               Adult Living Facilities
               Hospital                           Non Profit Organization

               General Obligation                Highways
               Special Assessment                Marine/Aviation Facilities
               Sales Tax
                                                 Multi Family Housing
               Manufacturing, Non Durables       Single Family Housing
               Manufacturing, Durables

               Pollution Control

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217-5270
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036

Oppenheimer
Florida Municipal Fund

Prospectus dated November 25, 1996

Oppenheimer Florida Municipal Fund is a mutual fund that seeks as high a level of current interest income exempt from Federal income tax for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own securities exempt from Florida intangible personal property taxes. The Fund will invest primarily in securities issued by the State of Florida and local governments and governmental agencies, but may also invest in securities of other issuers. The Fund may use certain hedging instruments to try to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. The Fund is not intended to be a complete investment program and there is no assurance that it will achieve its objective. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 25, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                        (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

Page

                  ABOUT THE FUND
                  Expenses
                  A Brief  Overview  of the Fund
                  Financial  Highlights
                  Investment  Objective and Policies

                  Investment Risks Investment
                  Techniques and Strategies

                  How the Fund is Managed
                  Performance of the Fund

                  ABOUT YOUR ACCOUNT
                  How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares
                  Special Investor Services
                           AccountLink
                           Automatic Withdrawal and Exchange Plans
                           Reinvestment Privilege
                  How to Sell Shares
                           By Mail
                           By Telephone
                           By Checkwriting
                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes

                  Appendix A: Special Sales Charge Arrangements

ABOUT THE FUND

Expenses


         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end).

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page __ for an explanation of how and when these charges apply.


                                          Class A         Class B             Class C
                                          Shares          Shares              Shares
Maximum Sales Charge
 on Purchases (as a %
 of offering price)                       4.75%           None                None

Maximum Deferred Sales
 Charge (as a % of the
 lower of the original
 offering price or
 redemption proceeds)                     None(1)         5% in the first   1% if shares
                                                          year, declining   are redeemed
                                                          to 1% in the      within 12
                                                          sixth year and    months of
                                                          eliminated        purchase(2)
                                                          thereafter(2)
Maximum Sales Charge on
 Reinvested Dividends                     None            None                None

Exchange Fee                              None            None                None

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in

                                                        -3-




which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to
Buy Shares - Buying Class C Shares," below for more information on the contingent deferred sales charges.



         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses as a Percentage of Average Net
Assets

                                                     Class A           Class B                   Class C
                                                     Shares            Shares                    Shares
Management Fees
 (after expense reimbursement)                       0.46%             0.46%                     0.46%
12b-1 Plan Fees                                      0.15%             0.90%                     0.90%
Other Expenses (after expense
 reimbursement)                                      0.48%             0.47%                     0.51%
Total Fund Operating Expenses
 (after expense reimbursement)                       1.09%             1.83%                     1.87%




      The numbers in the table above are based on the Fund's expenses for the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year). These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are service fees and asset-based sales charges. The service fee for each class is a maximum of 0.25% (currently set at 0.15%) of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares," below.

         The Total Fund Operating Expenses shown are net of a voluntary expense assumption by the Manager. The expense assumption lowered the Fund's overall expense ratio. Without such expense assumption by the Manager, the "Management Fees" for each class of the Fund's shares would have been 0.60% of the Fund's average net assets, and the "Total Fund Operating Expenses" for the Fund's Class A, Class B and Class C shares would have been 1.23%, 1.97% and 1.99%, respectively. The expense assumption is described in the Statement of Additional Information and may be modified or withdrawn by the Manager at any time.

         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.


         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                    1 year           3 years           5 years      10 years*
Class A Shares                      $58               $81              $105         $174
Class B Shares                      $69               $88              $119         $178
Class C Shares                      $29               $59              $101         $219


         If you did not redeem your investment, it would incur the following expenses:

                                    1 year           3 years           5 years      10 years*
Class A Shares                      $58               $81               $105         $174
Class B Shares                      $19               $58               $ 99         $178
Class C Shares                       $19              $59               $101         $219



* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and contingent deferred sales charge, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" on page ___ for more information.


         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes for individual investors as is available from Municipal Securities (as described in "Investment Objective and Policies") and consistent with preservation of capital. Investment in securities exempt from Florida's intangible personal property taxes is also sought.

         o What Does the Fund Invest In? Under normal market conditions, the Fund will invest at least 80% (and will attempt to invest 100%) of its total assets in Municipal Securities, and invest at least 65% of its total assets in Florida Municipal Securities (described below), the interest on which is exempt from Federal income tax. The Fund may invest up to 20% of its assets in investments the income from which may be taxable. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. These investments are more fully explained in "Investment Objective and Policies," starting on page __.


         o Who Manages the Fund? The Fund's  investment  adviser (the "Manager")
is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $55 billion in assets at September 30, 1996. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager who is primarily responsible for the selection of the Fund's securities is Robert E. Patterson. The Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.


         o How Risky is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates its investments in Florida Municipal Securities or is able to invest its assets in a single issuer or limited number of issuers entails greater risk than an investment in a diversified investment company. The Fund's investment in certain derivative investments may add a degree of risk not present in a fund that does not invest in such securities.


         While the Manager tries to reduce risks by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion of the Fund's investment risks.


         o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" starting on page

_  for more details.

         o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail, by telephone call to the Transfer Agent on any business day, or through your dealer, by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page ___.

         o How Has the Fund Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page __. Please remember that past performance does not guarantee future results.

Financial Highlights


The table on the following page presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995 and for the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end), are included in the Statement of Additional Information. Class C shares were publicly offered only during a portion of the fiscal year ended December 31, 1995, commencing on August 29, 1995.


                    ================================================================================================================
                    FINANCIAL HIGHLIGHTS
                                          CLASS A                                    CLASS B
                                          ---------------------------------------    -----------------------------------------------
                                          SEVEN MONTHS                               SEVEN MONTHS
                                          ENDED                                      ENDED
                                          JULY 31,   YEAR ENDED DECEMBER 31,         JULY 31,    YEAR ENDED DECEMBER 31,
                                          1996(2)    1995      1994       1993(3)    1996(2)     1995      1994     1993(3)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.40     $ 10.26   $ 11.79    $11.43     $ 11.42     $ 10.27   $11.81   $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .36         .63       .64       .14         .31         .55      .56      .12
Net realized and unrealized gain (loss)     (.34)       1.14     (1.53)      .36        (.34)       1.15    (1.54)     .38
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                   .02        1.77      (.89)      .50        (.03)       1.70     (.98)     .50
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                           (.35)       (.63)     (.64)     (.14)       (.30)       (.55)    (.56)    (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.07     $ 11.40   $ 10.26    $11.79     $ 11.09     $ 11.42   $10.27   $11.81
                                          ==========================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)         0.25%      17.60%    (7.66)%    4.39%      (0.19)%     16.81%   (8.42)%   4.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $19,366    $19,377   $11,992    $7,062     $12,865     $12,658   $7,992   $4,874
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $18,415    $14,508    $9,741    $2,471     $12,843     $10,772   $6,987   $2,304
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        5.50%(5)    5.71%    5.90%     5.08%(5)    4.75%(5)    4.92%    5.13%    4.20%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                            1.23%(5)    1.36%    1.25%     1.89%(5)    1.97%(5)    2.11%    1.99%    2.20%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                               1.09%(5)    0.53%    0.29%       --        1.83%(5)     1.29%    1.03%    0.38%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                   21.2%       18.4%    30.4%       --       21.2%        18.4%    30.4%     --



                   ============================================================
                    FINANCIAL HIGHLIGHTS
                                          CLASS C
                                          --------------------------------------
                                          SEVEN MONTHS
                                          ENDED           PERIOD ENDED
                                          JULY 31,        DECEMBER 31,
                                          1996(2)         1995(1)
================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.40          $10.96
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .31             .20
Net realized and unrealized gain (loss)     (.34)            .44
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                                  (.03)            .64
--------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                           (.30)           (.20)
--------------------------------------------------------------------------------
Net asset value, end of period            $11.07          $11.40
                                          ======================================

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)        (0.22)%          5.86%
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $72             $39
--------------------------------------------------------------------------------
Average net assets (in thousands)            $78             $ 5
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       4.68%(5)        4.68%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                           1.99%(5)        1.92%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                              1.87%(5)        1.43%(5)
--------------------------------------------------------------------------------
Portfolio turnover rate(7)                 21.2%            18.4%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. The Fund  changed its fiscal year from  December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $8,561,554 and $6,588,824, respectively.

Investment Objective and Policies

Objective. The Fund seeks as high a level of current interest income exempt from Federal income tax for individual investors as is available from Municipal Securities (which are described below) and consistent with preservation of capital. The Fund also seeks to offer investors the opportunity to own securities exempt from Florida intangible personal property taxes.

Investment Policies and Strategies. The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% (and attempting to invest, as a non-fundamental policy, 100%) of its total assets in Municipal Securities and investing at least 65% of its total assets in Florida Municipal Securities (which are described below).


         Dividends paid by the Fund derived from interest attributable to Municipal Securities, including Florida Municipal Securities, will be exempt from Federal individual income taxes. Although exempt-interest dividends will not be subject to Federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds may be an item of tax preference if you are subject to the Federal alternative minimum tax. Dividends and distributions paid by the Fund to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Florida does, however, impose an intangible personal property tax. Shares of the Fund will be exempt from the Florida intangible personal property tax to the extent that the Fund's assets consist of Florida Municipal Securities and obligations of the U.S. Government, its agencies, instrumentalities and territories on the last business day of each calendar year. The Fund will attempt not to hold any investments on the last business day of each calendar year to the extent such investments may result in shares of the Fund being subject to the Florida intangible personal property tax. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.



         o  Can the Fund's Investment Objective and Policies Change?

The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past fiscal years. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.


Investment Risks

         All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

         o Special Considerations - Florida Municipal Securities. The Fund concentrates its investments in Municipal Securities issued by the State of Florida and its agencies, authorities, instrumentalities and subdivisions making the Fund more susceptible to factors adversely affecting issuers of Florida Municipal Securities than a tax-exempt mutual fund that is not concentrated in Florida Municipal Securities than a tax-exempt mutual fund that is not concentrated in Florida Municipal Securities. The risks and special considerations involved in such investments vary with the types of instruments being acquired. The ability of Florida and its agencies, authorities, instrumentalities and subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The financial condition of Florida and its agencies, authorities, instrumentalities and subdivisions may be affected from time to time by economic, political, geographic and demographic conditions. In addition, constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives may limit a government's power to raise revenues or increase taxes and thus could adversely affect an issuer's ability to meet financial obligations. The market value and marketability of Florida Municipal Securities and the interest income and repayment of principal to the Fund from them could be adversely affected by a default or a financial crisis relating to Florida and its agencies, authorities, instrumentalities and subdivisions. Investors should consider these matters as well as economic trends in Florida, some of which are briefly discussed in the Statement of Additional Information.


         o Interest Rate Risk. The values of Municipal Securities change in response to changes in prevailing interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of Municipal Securities owned by the Fund from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.


         o There are special risks in investing in derivative investments. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.


         o Non-diversification. The Trust is a "non-diversified" investment company under the Investment Company Act. As a result, the Fund may invest its assets in a single issuer or limited number of issuers without limitation by the Investment Company Act. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

         An investment in the Fund will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

         o Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.



Investment Techniques and Strategies

         The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.


         o Municipal  Securities  and Florida  Municipal  Securities.  Municipal
Securities consist of municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other short-term loans), tax-exempt commercial paper and other debt obligations issued by or on behalf of the State of Florida or its political subdivisions, other states and the District of Columbia, their political subdivisions, or any commonwealth or territory of the United States, or their respective agencies, instrumentalities or authorities, the interest from which is not subject to Federal income tax, in the opinion of bond counsel to the respective issuer, at the time of issue. Florida Municipal Securities are Municipal Securities that would enable shares of the Fund to be exempt from Florida intangible personal property taxes. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

         "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications. See "Investment Objective and Policies" in the Statement of Additional Information for further information about the Fund's investment policies and Municipal Securities.


         o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) hedging instruments (described in "Hedging," below), and (iii) repurchase agreements (explained below).


         In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These include the taxable obligations described above, U.S. Government Securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold temporary investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

         o Municipal Lease Obligations. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities. The Fund may invest in certificates of participation that represent a proportionate interest in, or right to, the lease-purchase payments made under municipal lease obligations. Certain of these securities may be deemed to be "illiquid" securities and their purchase would be limited as described below in "Illiquid and Restricted Securities". Investment in certificates of participation that the Manager has determined to be liquid (under guidelines set by the Board of Trustees) will not be subject to such limitations.

         o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         o Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments". The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment. It's performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," below).

         The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from changes in short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.


         o Ratings of Municipal Securities; Special Risks of Lower Rated Municipal Securities. No more than 25% of the Fund's total assets will be invested in Municipal Securities that at the time of purchase are not "investment grade," that is, rated below the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), and Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps. If the securities are not rated, the Manager will determine the equivalent rating category for purposes of this limitation. (See Appendix A to the Statement of Additional Information for a description of those ratings). A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security.


         Lower-grade Municipal Securities (sometimes called "municipal junk bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal
Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in non-investment grade Municipal Securities may reduce some of these risks.

         o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

         o Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

         o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

          Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.


         o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets in illiquid investments (the Board may increase that limit to 15%). The Fund may not invest any portion of its assets in restricted securities. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until registered under the Securities

Act of 1933, as amended. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


         o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's net assets, and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.


         The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.


         Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

         o Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based municipal bond indices (these are referred to as Municipal Bond Index Futures) and (2) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

         The Fund may buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may purchase puts. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) broadly- based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. The Fund can buy a put on a Municipal Bond Index Future or Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.

         The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc., or traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding (that means the Fund must own the investment on which the call was written); (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised;
(5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets; and (6) the aggregate premiums paid on all such options which the Fund holds at any time will be limited to 20% of the Fund's total assets, and the aggregate margin deposits on all such futures or options thereon at any time will be limited to 5% of the Fund's total assets.

         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot concentrate investments to the extent of more than 25% of its total assets in any industry; however, there is no limitation as to investment in Municipal Securities, Florida Municipal Securities or U.S. Government obligations.

         As a matter of non-fundamental policy, changeable without a shareholder vote, the Fund will not:

o Invest in securities or any other investment other than the Municipal Securities, temporary investments, taxable investments and hedging instruments described in "Investment Objective and Policies" above.

o Make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described under "Loans of Portfolio Securities".

o Borrow money in excess of 10% of the value of its total assets, or make any investments whenever borrowings exceed 5% of the Fund's total assets; it may borrow only from banks as a temporary measure for extraordinary or emergency purposes (not for the purpose of leveraging its investments).

o Pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets

o Buy or sell futures contracts other than interest rate futures or municipal bond index futures.


         Unless the prospectus states that a percentage restrictions applies on an ongoing basis, it applies only at the time the Fund purchases an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed


Organization and History. The Fund was organized on June 10, 1993 and is one of three investment portfolios or "series" of Oppenheimer Multi-State Municipal Trust (the "Trust"). The Trust is an open-end, non-diversified management investment company organized in 1989 as a Massachusetts business trust, with an unlimited number of authorized shares of beneficial interest. Each of the three series of the Trust is a fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.


         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and officers of the Trust and provides more information about them. Although the Trust will not normally hold annual meetings of Fund shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


         o Portfolio Manager. The portfolio manager of the Fund (who is also a Vice President of the Fund) is Robert E. Patterson who is also a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 7, 1993, the commencement of the Fund's operations. Mr. Patterson has also served as an officer and portfolio manager for other Oppenheimer funds.


         o  Fees and Expenses.  Under the Investment Advisory
Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets; 0.55% of the next $100 million; 0.50% of the next $200 million; 0.45% of the next $250 million; 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.60% of average annual net assets (before expense reimbursement) for Class A shares, Class B shares and Class C which may be higher than the rate paid by some other mutual funds. After taking the voluntary expense assumption (which is described in the Statement of Additional Information under "The Investment Advisory Agreement" into effect, no management fees were due and payable by the Fund for its last fiscal year.


         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.


         o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other "Oppenheimer funds" and is sub- distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

         It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.


         o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by- year performance.


         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

         o Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. The tax- equivalent yield is the equivalent yield that would be earned in the absence of Federal income tax and Florida intangible tax. It is calculated by dividing that portion of the yield that is tax exempt by a factor equal to one minus the applicable tax rate.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended July 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

         o Management's Discussion of Performance. During the Fund's fiscal year ended July 31, 1996, the Fund's performance was affected by several economic and market factors. A major factor in the Fund's performance was the portfolio manager's emphasis on pre- refunded bonds, with shorter maturities, which performed well compared to other municipal bonds. Holdings in long-term municipal bonds underperformed other municipal bond sectors. Weighting in this sector was lowered which has helped the Fund's performance.

         o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 1996. In the case of Class A and Class B shares, performance is measured from the Fund's inception on October 1, 1993, and in the case of Class C shares, from the inception of the Class on August 29, 1995.


         The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.


                              Comparison of Change
                               In Value of $10,000
                           Hypothetical Investments in
                   Oppenheimer Florida Municipal Fund and the
                      Lehman Brothers Municipal Bond Index

                                     [Graph]

                       Oppenheimer Florida Municipal Fund
               Average Annual Total Returns of the Fund at 7/31/96



                           1 Year                    Life of Class
Class A:                   1.52%                     2.84%(1)
Class B:                   0.78%                     2.92%(2)


                                                       -26-





Class C:                   N/A                       4.63%(3)
---------------
Total  returns and the ending  account  values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
The Fund's fiscal year end has changed from 12/31 to 7/31.

(1) The inception of
the Fund (Class A and B shares) was 10/1/93. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge.
(2) Returns for Class
B shares of the Fund are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one year period and life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
(3) Class C shares of the Fund
were first publicly offered on 8/29/95. The cumulative total return and the ending account value are shown net of the applicable 1% contingent deferred sales charge.



A B O U T  Y O U R  A C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

         o Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.


         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.


         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

         o Are There Differences in Account Features That Matter to You? Because some account features such as checkwriting may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B and Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.


                  With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.


                  There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.


         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.


         o Buying Shares Through the Distributor. Complete an
OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box
5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.


         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.


         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


Special Sales Charge Arrangements for Certain Persons. Appendix A in this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


-------------------------------------------------------------------------------------------------------------------
                                                Front-End                 Front-End                  Commission
                                                Sales Charge              Sales Charge               as
                                                as a                      as a                       Percentage
                                                Percentage                Percentage                 of Offering
                                                of Offering               of Amount                  Price
Amount of Purchase                              Price                     Invested
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%                     4.98%                      4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 or more
but less than
$100,000                                        4.50%                     4.71%                      4.00%
-------------------------------------------------------------------------------------------------------------------
$100,000 or more
but less than
$250,000                                        3.50%                     3.63%                      3.00%
-------------------------------------------------------------------------------------------------------------------

$250,000 or more
but less than

                                                       -33-




$500,000                                        2.50%                     2.56%                      2.25%
-------------------------------------------------------------------------------------------------------------------
$500,000 or more
but less than
$1 million                                      2.00%                     2.04%                      1.80%

         The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.


         The Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to the sum of 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.



         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and

Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Fund shares);

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.


         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account

Rules and Policies," below); or

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

         o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, reimbursement is to be made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Board of Trustees has currently set the service fee rate at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% (currently set at 0.15% as described above) of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor to reimburse its expenses of providing distribution- related services to the Fund in connection with the sale of Class B shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                               Contingent Deferred Sales Charge
Years Since Beginning of Month in              On Redemptions in That Year
which Purchase Order Was Accepted             (As % of Amount Subject to Charge
-------------------------------------------------------------------------------
0-1                                                              5.0%

1-2                                                              4.0%

2-3                                                              3.0%

3-4                                                              3.0%

4-5                                                              2.0%

5-6                                                              1.0%

6 and following                                                  None

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


         o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares".


         o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."


         Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if the Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The Board of Trustees has currently set the service fee at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge

         The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 0.90% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated. At December 31, 1996 and July 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Class B Plan of $438,657 and $484,148, respectively (equal to 3.47% and 3.76%, respectively, of the Fund's net assets represented by Class B shares), which have been carried over into the present plan year. At December 31, 1995 and July 31, 1996, the end of the Class C Plan years, the Distributor had incurred unreimbursed expenses under the Class C Plan of $0, of the Fund's net assets represented by Class C shares.


         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances, as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemption of shares in the following cases:

         o redemption from accounts following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or

         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:


         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature- guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.



Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-
7048, for assistance.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement

         o The redemption check is not sent to the address of record on your account statement

         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the

         Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457
         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310



         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.


         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application, or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525- 7048 to request Checkwriting for an account in this Fund with the same registration as the previous Checkwriting account.


         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.
         o Before exchanging into a fund, you should obtain and read its prospectus.


         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be "Class A shares" for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.


         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or you can obtain one by calling a service representative at 1-800-525-7048.
That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 p.m. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National

Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.


         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The
Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.


         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.


         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.


         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.


         For the fiscal year ended July 31, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends July 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.


Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.

         o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in another Oppenheimer fund account you have established.


Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders for Federal income tax purposes. It does not matter how long you hold your shares.
Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Certain distributions are subject to Federal income tax and may be subject to state and/or local taxes. Such distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

         |X| Florida Intangible Taxes. Florida currently imposes an "intangible tax" on certain securities and other tangible assets owned by Florida residents on the first day of each calendar year. The Fund anticipates that on the close of the last business day of each calendar year, the Fund's assets will consist solely of assets exempt from Florida's intangible personal property tax, but there is no guarantee that in a given year no taxable assets of the Fund shall be held. Please see the Statement of Additional Information for further information regarding these issues.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                            APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER FLORIDA MUNICIPAL FUND

         Graphic material included in Prospectus of Oppenheimer Florida Municipal Fund: "Comparison of Change in Value of $10,000
Hypothetical Investments in Oppenheimer Florida Municipal Fund and the Lehman Brothers Municipal Bond Index."

A linear graph will be included in the Prospectus of Oppenheimer Florida Municipal Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund since the commencement of the Fund's operations (October 7, 1993) as to Class A and Class B shares and since August 29, 1995 (inception of Class C shares) as to Class C shares of the Fund through to July 31, 1996, and comparing such values with the same investments over the same time periods with The Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Performance of the Fund - How Has the Fund Performed?"



                            Oppenheimer
Fiscal/Year                  Florida                            Lehman Brothers
Period Ended                 Municipal Fund A                   Municipal Bond Index
10/7/93(1)                   $9,525                             $10,000
12/31/93                     $9,944                             $10,140
12/31/94                     $9,182                             $ 9,616
12/31/95                     $10,798                            $11,296
7/31/96                      $10,825                            $11,347


                             Oppenheimer
Fiscal/Year                  Florida                            Lehman Brothers
Period Ended                 Municipal Fund B                   Municipal Bond Index

10/7/93(1)                   $10,000                            $10,000
12/31/93                     $10,435                            $10,140
12/31/94                     $ 9,556                            $ 9,616
12/31/95                     $11,162                            $11,296
7/31/96                      $10,850                            $11,347






                                                       -57-




                             Oppenheimer
Fiscal/Year                  Florida                            Lehman Brothers
Period Ended                 Municipal Fund C                   Municipal Bond Index

8/29/95(2)                   $10,000                            $10,000
12/31/95                     $10,586                            $10,478
7/31/96                      $10,463                            $10,525


----------------------

(1) The Fund commenced operations on October 7, 1993.
(2) Class C shares of the Fund were first publicly offered on August
29, 1995.


                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds



         The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc.
became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

o Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.


                                    Front-End                 Front-End
                                    Sales                     Sales                     Commission
                                    Charge                    Charge                    as
                                    as a                      as a                      Percentage
Number of                           Percentage                Percentage                of
Eligible Employees                  of Offering               of Amount                 Offering
or Members                          Price                     Invested                  Price
9 or fewer                          2.50%                     2.56%                     2.00%

At least 10 but not
 more than 49                       2.00%                     2.04%                     1.60%

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o  Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o  Waiver of Class A Sales Charges for Certain Shareholders.

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

o  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest For Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and

(ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest For Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Oppenheimer Florida Municipal Fund
         Two World Trade Center
         New York, New York 10048-0203
         1-800-525-7048


Investment Advisor
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048-0203

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048-0203


Transfer and Shareholder Servicing Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian of Portfolio Securities
         Citibank, N.A.
         One Citicorp Center
         New York, New York  10154

Independent Auditors
         KPMG Peat Marwick LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Gordon Altman Butowsky
         Weitzen Shalov & Wein
         114 West 47th Street
         New York, New York  10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0795.001.1196 *   Printed on recycled paper

Oppenheimer Florida Municipal Fund


Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated November 25, 1996



         This  Statement  of  Additional   Information  of  Oppenheimer  Florida
Municipal Fund (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 15, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                         Page
About the Fund
Investment Objective and Policies...........................................
     Investment Policies and Strategies.....................................
     Special Investment Considerations - Florida Municipal Securities.......
     Other Investment Techniques and Strategies.............................
  Other Investment Restrictions.............................................
How the Fund is Managed ....................................................
     Organization and History...............................................
     Trustees and Officers of the Trust.....................................
     The Manager and Its Affiliates.........................................
Brokerage Policies of the Fund..............................................
Performance of the Fund.....................................................
Distribution and Service Plans..............................................
About Your Account
How To Buy Shares...........................................................
How To Sell Shares..........................................................
How To Exchange Shares......................................................
Dividends, Capital Gains and Taxes..........................................
Additional Information About the Fund.......................................
Financial Information About the Fund
Independent Auditors' Report ...............................................
Financial Statements........................................................
Appendix A: Description of Ratings Categories...............................A-1
Appendix B: Tax-Equivalent Yield Tables.....................................B-1
Appendix C: Industry Classifications .......................................C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

      The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would normally rise. Thus, the Fund may realize a capital gain or loss upon disposition of a portfolio security. There are, of course, variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general market conditions, general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

Municipal Securities and Florida Municipal Securities. The types of Municipal Securities in which the Fund may invest are described in the Prospectus under "Investment Objective and Policies." A discussion of the general characteristics of types of Municipal Securities follows.

      o Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation" and "revenue" or "industrial development" bonds.

            o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

            o Revenue  Bonds.  The  principal  security  for a  revenue  bond is generally the net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the money from which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      o Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

            o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

            o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

            o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

            o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

            o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      o Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards. Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days will be subject to the limitations applicable to illiquid securities described in "Investment Objective and Policies - Illiquid Securities" in the Prospectus. Otherwise there is on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

      o Municipal Lease Obligations. From time to time the Fund may invest in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund, and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of such "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the same degree of liquidity as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.


      o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds), continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (i.e., private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state of municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, be required to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the amount of "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.


      o Ratings of Municipal Securities. Moody's, S&P's, Fitch's and Duff & Phelps' ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

Special Investment Considerations - Florida Municipal Securities. As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of the State of Florida (the "State") and its subdivisions, agencies, instrumentalities or authorities which issue the Florida Municipal Securities in which the Fund concentrates its investments. Investors should also consider the factors discussed below under "Hedging With Options and Futures Contracts."


      The following information as to the fiscal condition of the State is provided in view of the Fund's policy to invest primarily in securities of Florida issuers. The following is intended to provide prospective investors with a summary of certain elements of the State economy which are generally deemed material in an analysis of the State's economic condition. It is not intended to be a comprehensive presentation of the aspects of the financial condition of the State which a prospective investor may consider important or a complete description of the aspects which are presented. The information set forth below is based on information which is generally available to the public and official statements relating to securities offerings of Florida issuers. Although the Fund has not independently verified any of this information, it is not aware of any inaccuracies.

      From 1980 to 1989, the State's unemployment rate generally tracked below that of the nation. Since 1989, the State's jobless rate has generally moved ahead of the national average. The State's unemployment rate was 7.0% for 1993, 6.6% for 1994 and an estimated 5.5% for 1995. The 1996 unemployment rate is anticipated to be 5.9%. The national unemployment rate was 6.8% for 1993, 6.1% for 1994 and 5.6% for 1995. The 1996 unemployment rate is anticipated to be 5.7%. Nevertheless, the average rate of unemployment for the State and for the nation from 1986 through 1995 are both 6.2%.

      Personal income in the State has been growing steadily the last several years and has generally outperformed the nation as a whole. State personal income growth is forecast at 5.4% for 1996 following an estimated increase of 7.5% in 1995. The rate of personal income growth in the State is expected to continue to remain steady or decline, reaching an estimated 5.8% in 1998.

      The State's strong population growth is one reason why aspects of its economy are performing better than the nation as a whole. In 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has experienced steady growth since then and, as of 1994, ranked fourth with an estimated population of 13.9 million. Population increased to 14.2 million in 1995 and residents are expected to number 14.4 million in 1996, 14.7 million in 1997 and 15.0 million in 1998. The forecasted population growth rates of 1.9%, 1.8% and 1.7% for 1996, 1997 and 1998, respectively, almost double the national population growth which is forecast at 0.9% for each of these years.


      Tourism is one of the State's most important industries.  An estimated
42.4 million tourists visited the State in 1995. 43.5 million are expected to visit the State in 1996.


      Another important industry in the state, the construction industry, accounted for 5.1% of the State's nonagricultural employment industry in 1994, down from 5.2% in 1993. Single-family construction starts dropped from an estimated 94,388 units in 1994 to an estimated 87,530 units in 1995. Multi-family construction starts, however, increased from an estimated 30,719 units in 1994 to an estimated 34,159 units in 1995. Single-family construction starts are predicted to drop to an estimated 84,403 units in 1996, and 79,226 units in 1997 and 77,705 units in 1998. Multi-family construction starts are also predicted to drop to an estimated 30,687 units in 1996, 30,318 units in 1997, but then to increase to 32,514 units in 1998.

      Financial operations of the State are funded and maintained through the use of three funds--the General Revenue Fund, Trust Funds, and the Working Capital Trust Fund -- through which generally all revenues and expenditures of the state flow. General Revenue plus Working Capital funds available to the State for fiscal year 1991-92 totalled $11,231.1 million. Compared to effective appropriations from the General Revenues Fund and the Working Capital Trust Fund for fiscal year 1991-92 of $11,046.5 million, this results in unencumbered reserves of $184.6 million at the end of fiscal year 1991- 92.

      Estimated General Revenue plus Working Capital funds available to the State for fiscal year 1992- 93 total $12,100.0 million. Compared to estimated effective appropriations from the General Revenues Fund and the Working Capital Trust Fund for fiscal year 1992-93 of $11,913.7 million, this results in unencumbered reserves of $186.3 million at the end of fiscal year 1992-93.

      Estimated fiscal year 1993-94 General Revenue plus Working Capital funds available are expected to total $13,108.4 million, an 8.3% increase over fiscal year 1991-92.

      The Sales and Use Tax is the greatest single source of tax revenues in the State. Receipts from this source were $9,928 million for fiscal year 1993-94, $9,295 million for fiscal year 1992-1993 and $8,250 million for fiscal year 1991-92. The second largest source of State-tax revenues is the Motor Fuel Tax.

The estimated collections from this source were $1,186 million for fiscal year 1992-1993 and $1,085 million for fiscal year 1991-1992.


      Some of the other sources of revenue for the State include alcoholic beverages and tobacco products tax revenues, corporate income tax revenues, documentary stamp tax collections and lottery ticket sales. Revenues from alcoholic beverages and tobacco products totalled $987 million for fiscal year 1992-1993 up from $962 million for fiscal year 1991-1992. Receipts of corporate income tax increased from $695 million for fiscal year 1991-1992 to $756 million for fiscal year 1992-1993. Documentary stamp taxes were $723 million for fiscal year 1993-1994, $589 million for fiscal year 1992-1993 and $466 million for fiscal year 1991-1992. In November, 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery. Fiscal year 1992-1993 produced ticket sales of $2.17 billion, 1993-94 produced ticket sales of $2.21 billion and fiscal year 1994-1995 produced ticket sales of $2.30 billion.


      The State Constitution does not permit a state of local or personal income tax. An amendment to the State Constitution by electors of the State is required to impose a personal income tax in the State.


      An amendment to the Florida Constitution was approved by statewide ballot in the November 5, 1996 general election, requiring voter approval of constitutionally imposed taxes. Although the impact of such constitutional amendment cannot be determined, it may have the effect of limiting the state's ability to raise revenue.


      According to the Division of Bond Finance of the Department of General Services of the State the State maintains a high bond rating from both Moody's Investors Service, Inc. (AA) and Standard & Poor's Corporation (AA) on the majority of its general bonds.

Other Investment Techniques and Strategies

      o When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government (or its agencies or instrumentalities) or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Fund.

      o Inverse Floaters and Other Derivative Securities. The Fund will invest in inverse floaters in the expectation that they will provide higher expected tax-exempt yields than are available for fixed-rate bonds having comparable credit ratings and maturity. In certain instances, the holder of an inverse floater may have an option to convert it into a fixed-rate bond pursuant to a "rate lock option." Inverse floaters may produce relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will continue to earn above-market interest rates because they are receiving the higher long-term rates and have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than conventional long-term municipal bonds.

      Investing in inverse floaters that have interest rate caps might be a part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps may be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the "strike" price the "cap" generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the strike price, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      o Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or standby commitments may not qualify as tax exempt in its hands if the terms of the put or standby commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

      o Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

      o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

      The  Fund  may  concurrently  buy  and  sell  Futures   contracts  in  the
expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

      o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

     When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter("OTC") option, it intends to enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.


      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.


      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures as established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. Under the Rule, the Fund also must use short futures and options on futures positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.


      Transactions in options by the Fund are subject to limitations established by the Option Exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transaction. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

      o Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the Hedging

Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

      If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

      o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank with assets of at least $1 billion or a broker-dealer with net capital of at least $50 million which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

      o Diversification For purposes of the investment restrictions set forth in the Prospectus and above, the identification of the issuer of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to the Fund's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the total assets of the Fund in securities paying interest from revenues of similar type projects, or in industrial development bonds. Neither of these are fundamental policies, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

Other Investment Restrictions

      The most significant investment restrictions that apply to the Fund are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the Fund's fundamental policies and investment objective, described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding shares are present or represented by a proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:
      (1) invest in real estate, the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;
      (2) purchase securities other than hedging instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
      (3) make short sales of securities;
      (4) underwrite securities or invest in securities subject to restrictions on resale; (5) invest in or hold securities of any "issuer" if officers and Trustees or Directors of the Trust and the Manager individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; or
      (6) invest in securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization.

      For purposes of the Fund's policy not to concentrate its assets, described in the "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy. In connection with the sale of its shares in the State of Ohio, the Fund undertakes, as a non-fundamental policy, that with respect to 75% of its total assets, it will purchase no more than 10% of the outstanding voting securities of any one issuer.

How the Fund Is Managed

Organization and History. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms. Macaskill, who is not a director of Oppenheimer Money Market, Inc.) are also trustees or directors of Oppenheimer Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Target Fund, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund and Oppenheimer Series Fund, Inc. (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bishop, Bowen, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Trust. As of November 1, 1996, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding Class A and Class B and Class C shares of the Trust and the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan one of the Trustees and an officer listed below, Ms Macaskill and one of the officers, Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

      Leon Levy, Chairman of the Board of Trustees, Age: 71
      31 West 52nd Street, New York, New York, 10019
      General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

      Robert G. Galli, Trustee*, Age: 63
      Vice Chairman of OppenheimerFunds, Inc. (the "Manager"), formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President and General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, and an officer of other Oppenheimer funds.

      Benjamin Lipstein, Trustee, Age: 73
      591 Breezy Hill Road, Hillsdale, New York 12529
      Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a Director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and of Spy Magazine, L.P.

      Bridget A. Macaskill*, President and Trustee; Age 48
      President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI, President and a Director of OAC, HarbourView, and a Director of Oppenheimer Partnership Holdings, Inc. a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

      Elizabeth B. Moynihan, Trustee, Age: 67
      801 Pennsylvania Avenue, N.W., Washington, DC 20004
      Author and architectural historian; a trustee of the Freer Gallery of Art, (Smithsonian Institution), the Institute of Fine Arts (New York University) and the National Building Museum; a member of the Trustees Council, the Preservation League of New York State; and a member of the Indo- U.S. Sub-Commission on Education and Culture.

      Kenneth A. Randall, Trustee, Age: 69
      6 Whittaker's Mill, Williamsburg, Virginia 23185
      A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer) Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economics and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.


-------------------------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.




      Edward V. Regan, Trustee, Age: 66
      40 Park Avenue, New York, New York 10016

      Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

      Russell S. Reynolds, Jr., Trustee, Age: 64
      200 Park Avenue, New York, New York 10166
      Founder, Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (consulting and publishing); a director of XYAN Inc. (printing), Porfessional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

      Sidney M. Robbins, Trustee, Age: 84
      50 Overlook Road, Ossining, New York 10562
      Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Founding Director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.


      Donald W. Spiro, Vice Chairman and Trustee*, Age: 70
      Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.


      Pauline Trigere, Trustee, Age: 84
      498 Seventh Avenue, New York, New York 10018
      Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

      Clayton K. Yeutter, Trustee, Age: 65
      1325 Merrie Ridge Road, McLean, Virginia 22101
      Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (Chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.


-------------------------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


      Andrew J. Donohue, Secretary, Age: 46

      Executive Vice President and General Counsel of the Manager and the Distributor; President and a directror of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

      Robert E. Patterson, Vice President and Portfolio Manager, Age: 53
   Senior Vice President of the Manager; an officer of other Oppenheimer funds.

      George C. Bowen, Treasurer, Age: 60
      3410 South Galena Street, Denver, Colorado 80231
      Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer, and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of Multisource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

      Robert G. Zack, Assistant Secretary, Age: 48
      Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

      Robert Bishop, Assistant Treasurer, Age: 37
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

      Scott Farrar, Assistant Treasurer, Age: 31
      3410 South Galena Street, Denver, Colorado 80231
      Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

      o Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below (i) from the Fund, during its fiscal year ended December 31, 1995 and (ii) from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:



                                                           Retirement
                                                           Benefits                     Total Compensation
                                    Aggregate              Accrued                      From All
                                    Compensation           as Part of                   New York-based
Name and Position                   From Fund              Fund Expenses                OppenheimerFunds1
Leon Levy, Chairman                 $6,757                 $4,137                       $141,000.00
 and Trustee

Benjamin Lipstein,                  $4,131                 $2,530                       $ 86,200.00
 Study Committee Chairman,
 Audit Committe Member and Trustee

Elizabeth B. Moynihan,              $4,131                 $2,530                       $86,200.00
 Study Committee
 Member2 and Trustee

Kenneth A. Randall,                 $3,757                 $2,301                       $ 78,400.00
 Audit Committee Chairman
 and Trustee

Edward V. Regan,                    $3,297                 $2,019                       $ 68,800.00
 Proxy Committee Chairman,
 Audit Committee
 Member2 and Trustee

Russell S. Reynolds, Jr.,           $2,497                 $1,529                       $ 52,100.00
 Proxy Committee
  Member and Trustee

Sidney M. Robbins,                  $5,852                 $3,583                       $122,100.00
 Study Committee
 Advisory Member, Audit
 Committee Advisory Member
 and Trustee

Pauline Trigere,                    $2,497                 $1,529                       $ 52,100.00
 Trustee

Clayton K. Yeutter,                 $2,497                 $1,529                       $ 52,100.00
 Proxy Committe Member and
Trustee(2)



         The officers of the Fund are affiliated with the Manager. They the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal period January 1, 1996 to July 31, 1996, and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                                                                       Benefits            Total Compensation
                                            Aggregate                  Accrued as          From All
                                            Compensation               Part of             New York-based
Name and Position                           From Fund                  Fund Expenses       OpenheimerFunds1
Leon Levy, Chairman                         $646                       $2,400           $141,000.00
 and Trustee

Benjamin Lipstein,                          $395                       $1,467           $ 86,200.00
 Study Committee Chairman,
 Audit Committe Member and Trustee

Elizabeth B. Moynihan,                      $395                       $1,467           $ 86,200.00
 Study Committee
 Member2 and Trustee

Kenneth A. Randall,                         $359                       $1,334           $ 78,400.00
 Audit Committee Chairman
 and Trustee

Edward V. Regan,                            $315                       $1,171           $ 68,800.00
 Proxy Committee Chairman,
 Audit Committee
 Member2 and Trustee

Russell S. Reynolds, Jr.,                   $239                       $887             $ 52,100.00
 Proxy Committee
  Member and Trustee

Sidney M. Robbins,                          $559                       $2,078           $122,100.00
 Study Committee Advisory
 Member,  Audit Committee
 Advisory Member
 and Trustee

Pauline Trigere,                             $239                      $887             $ 52,100.00
 Trustee

                                                                       Benefits            Total Compensation
                                            Aggregate                  Accrued as          From All

                                                       -23-




                                            Compensation               Part of             New York-based
Name and Position                           From Fund                  Fund Expenses   OpenheimerFunds1

Clayton K. Yeutter,                         $239                       $887             $ 52,100.00
 Proxy Committe Member and
Trustee(2)

--------------------------

(1) For the 1995 Calendar year.
(2) Committee position held during a portion of the period shown. The Study and Audit committees meet for all of the New York-based Oppenheimer Funds and the fees are allocated among the funds by the Board.





         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was rec a member of the Indo-U.S. Sub-Commission on Education and Culture; a member of the Indo-U.S. Sub-Commission on Education and Culture; a member of the Indo-U.S. SubCommission on Education and Culture;eived. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal year ended July 31, 1996, $14,690 was accrued for the Fund's projected retirement benefit obligations.

         o Major Shareholders. As of November 1, 1996, the only person who owned of record or was known by the Trust or the Fund to own beneficially 5% or more of the outstanding Class A shares, Class B or Class C shares of the Fund, were as follows:




                                                                                        Percentage of
                                                                                        Outstanding Shares
Name & Address                                       Number of Shares                   of the Class
Class B

Merrill Lynch Pierce Fenner                          101,235.000                        8.60%
  & Smith
For the Sole Benefit of its
Customers
Attn.: Fund Administration
4800 Deer Lake Dr. E Fl. 3
Jacksonville, FL 32246-6484

Class C

                                                       -24-




Merrill Lynch Pierce Fenner                          4,663.000                          39.86%
  & Smith
For the Sole Benefit of its
Customers
Attn.: Fund Administration
4800 Deer Lake Dr. E Fl. 3
Jacksonville, FL 32246-6484

PaineWebber For the Benefit of                       1,821.483                          15.57%
Gladys Jean Kotler TTEE
Gladys J. Kotler Trust
UAD 2/23/89
7005 Ocean Blvd., Apt. 701
Boca Raton, FL 33432-6339

Jacqueline Sherman & Hedy First                      1,376.554                          11.76%
& Richard Sherman
JT TEN WROS NOT TC
8415 SW 107th Ave., Apt. 109-W
Miami, FL 33173-4315

William J. Petry & Joanne Petry                      1,369.619                          11.70%
JT TEN WROS NOT TC
5352 Sanders Road
Jacksonville, FL 32277-1334

Samuel P. & Vera M. Palermo TRS                      1,003.773                          8.58%
UA June 24 92
Samuel P. Palermo & Vera M.
Palermo Trust
1984 E. Chapel Drive
Deltona, FL 32738-3807

Kenneth E. Klein                                     927.644                            7.93%
1595 N. Highway A1A #101
Indialantic, FL 32903-2713



The Manager and Its Affiliates. The Manager is wholly owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.


         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


         o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and one composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the investment advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the fiscal period from October 1, 1993 to December 31, 1993 and the fiscal years ended December 31, 1994, 1995, and July 31, 1996, the management fees paid by the Fund to the Manager were $19,305, $100,261, $151,497 and $109,426, respectively. These amounts do not reflect the expense assumption of $6,015, $144,023, $209,449, and $20,298 by the Manager for such periods.

         The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specific exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. In addition, effective September 11, 1995, the Manager has voluntarily agreed to assume the expenses of the Fund to the extent required to enable the Fund to pay dividends per Class A share at the rate of $.607 per fiscal year. Prior to September 11, 995, the Manager voluntarily agreed to assume expenses of the Fund to the extent required to enable the Fund to pay dividends per Class A share at the rate of $.636 per fiscal year. The payment of the management fee and other expenses will be reduced monthly to the extent necessary so that there will not be any accrued but unpaid liability under this expense assumption undertaking. To enable the Fund to pay dividends per Class A share at a set rate, the Manager will assume certain Fund level expenses as well as Class A expenses. Therefore, Class B and Class C shareholders will benefit from the expense assumption. The Manager reserves the right to modify or terminate a voluntary expense assumption undertaking at any time. Any assumption of the Fund's expenses under a voluntary undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

         The  advisory  agreement  provides  that  in  the  absence  of  willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plan, but including advertising and the cost of printing and mailing prospectuses, (other than those furnished to existing shareholders), are borne by the Distributor. During the fiscal period from October 1, 1993 to December 31, 1993 and the fiscal years ended December 31, 1994, 1995 and July 31, 1996, the aggregate sales charges on sales of the Fund's Class A shares was $159,560, $145,115, $131,060 and $61,836, respectively, of which the Distributor and an affiliated broker-dealer retained $43, $24,662, $21,670 and $21,269. During the same periods, the contingent deferred sales charges on the redemption of the Fund's Class B shares totaled $2,411, $39,328, $42,273 and $26,038, all of which the Distributor retained. During the Fund's fiscal period August 29, 1995 through December 31, 1995 and the fiscal period ended July 31, 1996, no contingent deferred sales charges were collected on Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

         o The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but it is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Trust (those Trustees of the Trust who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

         Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.


Performance of the Fund


Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return", "cumulative total return," and "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

           The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently- ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of the each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.


         o Standardized Yields.

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


         The symbols above represent the following factors:

 a =   dividends and interest earned during the 30-day period.
 b =  expenses accrued for the period (net of any expense reimbursements).
 c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
 d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A, Class B and Class C shares were 4.25%, 3.77% and 3.75%, respectively. For the 30-day period ended July 31, 1996, the standardized yield for the Fund's Class A, Class B and Class C shares were 4.28%, 3.76% and 3.77%, respectively.

         o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax- equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax-equivalent yield table, based on various effective Federal tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax- equivalent yields for its Class A, Class B and Class C shares for the 30-day period ended December 31, 1995, for a taxpayer in the 39.6% tax bracket were 7.04%, 6.24%, and 6.21% respectively. For the 30- day period ended July 31, 1996, the Fund's tax-equivalent yield for its Class A, Class B and Class C shares was 7.09%, 6.23% and 6.24%, respectively.

         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a Class from share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.


         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended December 31, 1995 were 5.14% and 5.39% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended December 31, 1995 was 4.70% when calculated at net asset value. The dividend yield on Class C shares for the 30-day period ended December 31, 1995 was 5.01% when calculated at net asset value. The dividend yields on Class A shares for the 30-day period ended July 31, 1996 were 5.07% and 5.32% when calculated at maximum offering price and at net asset value, respectively. The dividend yields in Class B and Class C shares for the 30-day period ended July 31, 1996 were 4.58% and 4.60%, respectively, when calculated at net asset value.


         o Total Returns Information

         o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         o Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge of (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied as described in the prospectus. For Class C shares, the payment of the 1.0% contingent deferred sales charge for the first 12 months is applied as described in the prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         For the one year period ended July 31, 1996 and for the period from October 7, 1993 (commencement of offering) through July 31, 1996, the average annual total returns on an investment in Class A shares of the Fund were 1.52% and 2.84%, respectively, and in Class B shares of the Fund over those periods were 0.79% and 2.92% respectively. The cumulative total returns for Class A and Class B shares for the latter period were 8.25% and 8.50%, respectively. For the period from August 29, 1995 through July 31, 1996, the cumulative total return on an investment in Class C shares of the Fund was 4.64%.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return at net asset value on the Fund's Class A shares for the period from October 7, 1993 (commencement of offering) through December 31, 1995, and for the one-year period ended December 31, 1995, were 5.73% and 17.60% respectively. The average annual total return at the net asset value of the Fund's Class A shares for the period from October 7, 1993 (commencement of operations) through July 31, 1996, and for the one-year period ended July 31, 1996 were 4.62% and 6.58%, respectively. The average annual total return at net asset value on the Fund's Class B shares for the fiscal period from October 1, 1993 (commencement of offering) through December 31, 1995, and for the one-year period ended December 31, 1995, were 5.01% and 16.81%, respectively. Further, the average annual total return at the net asset value on the Fund's Class B shares for the fiscal year ended July 31, 1996 and for the period from October 1, 1993 (date Class B shares were first publicly offered) through July 31, 1996 were 5.79% and 3.89%, respectively. The cumulative total return at the net asset value on the Fund's Class C shares for the period from August 29, 1995 (commencement of operations) through December 31, 1995 was 5.86%. The cumulative total return at net asset value on Class C shares for the period from August 29, 1995 (date Class C shares were first publicly offered) through July 31, 1996 was 5.64%. Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparisobn before using such information with other investments.


Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all bond funds excluding money market funds and (ii) Florida municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based upon risk-adjusted investment returns. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a given fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change.


         From time to time the Fund may include in its advertisements and sales literature performance information about the fund cited in ewspapers and other periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the perfornmance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed nor insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent), or the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans


         The Fund has adopted a Service Plan for Class A shares and a Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares that vote was cast by the Manager as the sole initial holder of Class C shares.


         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under that Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Trust's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment and the purpose of the payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the Plans and set no minimum amount.


         For the fiscal years ended December 31, 1995 and July 31, 1996, payments under the Class A Plan totaled $36,538 and $26,792, respectively, all of which was paid by the Distributor's recipients, including $301 and $0 was paid to an affiliate of the Distributor. Any unreimbursed expenses by the Distributor incurred with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. At December 31, 1995 and July 31, 1996, the Distributor had incurred unreimbursed expenses of $438,657 and $484,148 (equal to 3.47% and 3.76% of the Fund's net assets) for Class B shares.

         The Class B Plan and the Class C Plan allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year that such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment for those shares to the Distributor. Service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares in an amount up to 0.25% of the net asset value of the shares purchased by the Recipient or its customers (the Board has currently set the service fee at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum rate of 0.25%) and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of up to 0.25% (currently set at 0.15% as described above) of the average daily net asset value of Class B shares held in accounts of the Recipient or its customers. For the fiscal years ended December 31, 1995 and July 31, 1996, payments under the Class B plan totaled $107,478 and $74,744, of which $275 and $0 was paid to an affiliate of the Distributor and $86,852 and $59,299 was retained by the Distributor. For the fiscal years ended December 31, 1995 and July 31, 1996, payments under the Class C Plan totaled $13 and $455.

         Although the Class B Plan and the Class C Plan permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Rules of Conduct of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and service fees.

         The Class B and the Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, the value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active money market makers (which in certain cases may be the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings, aunts, uncles, nieces and nephews.

         o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida  Municipal  Fund
Oppenheimer Pennsylvania  Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock  Fund
Oppenheimer Asset Allocation  Fund
Oppenheimer Total  Return  Fund,  Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer New Jersey  Municipal Fund

Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Bond Fund for Growth
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined  Allocation Fund
Oppenheimer LifeSpan  Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Rochester Portfolio Series - Limited-Term New York Municipal Fund* Rochester Fund Municipals*





and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

--------------------
* Shares of the Fund are not presently exchangeable for shares of these funds

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund and (other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.


         2. If the total minimum investment specified under the Letter is completed within the thirteen- month Letter of Intent period, the escrowed shares will be promptly released to the investor.


         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.


         o Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the Fund's shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


         o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.


Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").


         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.


         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.


         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.


         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

         Dividends will be declared from net investment income, if any. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions. At December 31, 1995 the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $538,000, which will expire in the year 2002 and 2003.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt- interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from the gross income of shareholders for Federal income tax purposes. All of the Fund's dividends (excluding distributions) paid during 1995 were exempt from such Federal income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. 17.1% of the Fund's dividends (excluding distributions) paid during 1995 were a tax preference item for such shareholders. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt- interest dividends received on such shares. Corporate shareholders and "substantial users" of facilities financed by Private Activity Municipal Securities should read "Investment Objective and Policies", above before purchasing shares.


         For Federal income tax purposes, a shareholder receiving a dividend from income earned by the Fund from one or more of (i) certain taxable temporary investments, (ii) income from securities loans, (iii) income or gains from hedging instruments, and (iv) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as either a receipt of ordinary income or long-term capital gains in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations.


         Florida does not currently impose a personal income tax on individuals. Accordingly, dividends or distributions paid by the Fund to individuals who are Florida residents are not subject to any Florida state income tax. Investment company taxable income and capital gains of the Fund will be subject to Florida corporate income taxes. Florida currently imposes an "intangible tax" at the annual rate of 0.2% on certain securities and other intangible assets owned by Florida residents on the first day of each calendar year. The Fund has received a ruling from the Florida Department of Revenue that, if on the close of business on the last business day of the calendar year the Fund's portfolio assets consist entirely of securities that are exempt from the Florida intangible personal property tax, including obligations of the U.S. government, its agencies, instrumentalities and territories (including Puerto Rico, Guam and the U.S. Virgin Islands) and Florida Municipal Securities, shares of the Fund will be exempt from Florida's intangible tax in the following year. On the last business day of the 1995 calendar year the Fund's assets consisted solely of assets exempt from Florida's intangible personal property tax. The Fund anticipates that on the last business day of each calendar year the Fund's assets will consist solely of assets exempt from Florida's intangible personal property tax. Transaction costs involved in restructuring the Fund's portfolio to take advantage of the exemption from the intangibles tax in any year could reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year. At July 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $371,000, which expires in 2002 and 2003.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund


The Custodian. The Custodian of the assets of the Fund is Citibank, N.A. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.


Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

    INDEPENDENT AUDITORS' REPORT

    The Board of Trustees and Shareholders of Oppenheimer Multi-State Tax-Exempt
    Trust:

    We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Florida Tax- Exempt Fund (a series of Oppenheimer Multi-State Tax-Exempt Trust) as of July 31, 1996, and the statements of operations for the seven month period then ended and the year ended December 31, 1995, the statements of changes in net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996, each of the years in the two year period ended December 31, 1995 and the period from October 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Tax-Exempt Fund as of July 31, 1996, the results of its operations for the seven month period then ended and the year ended December 31, 1995, the changes in its net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996, each of the years in the two year period ended December 31, 1995 and the period from October 1, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


    /s/ KPMG Peat Marwick LLP
    ------------------------------------------
    KPMG PEAT MARWICK LLP

    Denver, Colorado
    August 21, 1996


     ===========================================================================================================================
     STATEMENT OF INVESTMENTS JULY 31, 1996
                                RATINGS: MOODY'S/
                                                        S&P'S/FITCH'S                            FACE               MARKET VALUE
                                                        (UNAUDITED)                              AMOUNT             SEE NOTE 1
================================================================================================================================
MUNICIPAL BONDS AND NOTES - 99.4%
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 89.3%
      --------------------------------------------------------------------------------------------------------------------------
      Alachua County, Florida Health Facilities
      Authority Revenue Revenue Refunding Bonds,
      Santa Fe Healthcare Facilities Project,





      6%, 11/15/09                                      Baa1/AAA                                 $1,000,000         $ 1,021,452
      --------------------------------------------------------------------------------------------------------------------------
      Brevard County, Florida Housing Finance
      Authority Single Family Mtg. Revenue
      Bonds, 6.70%, 9/1/27                              Aaa/NR                                    1,000,000           1,031,709
      --------------------------------------------------------------------------------------------------------------------------
      Broward County, Florida Resource Recovery
      Revenue Bonds:
      Broward Waste Energy-LP North Project,
      7.95%, 12/1/08(1)                                 A/A                                       1,825,000           2,014,418
      Ses Broward Co.-LP South Project, 7.95%, 12/1/08  A/A-                                      1,425,000           1,572,902
      --------------------------------------------------------------------------------------------------------------------------
      Broward County, Florida School District General
      Obligation Bonds, Prerefunded, 7.125%, 2/15/08    Aaa/AAA                                     750,000             813,993
      --------------------------------------------------------------------------------------------------------------------------
      Clay County, Florida Housing Finance Authority
      Revenue Bonds, Single Family Mtg., 6.55%, 3/1/28  Aaa/NR                                    1,100,000           1,123,487
      --------------------------------------------------------------------------------------------------------------------------
      Collier County, Florida Health Facilities
      Authority Revenue Refunding Bonds, The Moorings,
      Inc. Project, 7%, 12/1/19                         NR/BBB+/A-                                1,000,000           1,036,319
      --------------------------------------------------------------------------------------------------------------------------
      Dade County, Florida General Obligation
      Refunding Bonds, FGIC Insured, 12%, 10/1/04       Aaa/AAA/AAA                                 100,000             146,789
      --------------------------------------------------------------------------------------------------------------------------
      Dade County, Florida Industrial Development
      Authority Revenue Bonds, Miami Cerebral Palsy
      Services Project, 8%, 6/1/22                      NR/NR                                     1,000,000           1,026,481
      --------------------------------------------------------------------------------------------------------------------------
      Dade County, Florida Special Obligation Revenue
      Refunding Bonds, Series B, AMBAC Insured, Zero
      Coupon, 6.25%, 10/1/14(2)                         Aaa/AAA/AAA                               4,755,000           1,593,339
      --------------------------------------------------------------------------------------------------------------------------
      Florida Housing Finance Agency Revenue Bonds,
      Maitland Club Apts. Project, Series B-1, AMBAC
      Insured, 6.75%, 8/1/14                            Aaa/AAA/AAA                               1,000,000           1,040,420
      --------------------------------------------------------------------------------------------------------------------------
      Florida State Board of Education Capital Outlay
      Public Education General Obligation Bonds,
      Prerefunded, Series A, 7.25%, 6/1/23              Aaa/AAA                                   2,210,000           2,459,708
      --------------------------------------------------------------------------------------------------------------------------
      Florida State Board of Education Capital Outlay
      Public Education General Obligation Refunding
      Bonds, Series D, 5.125%, 6/1/22                   Aa/AA/AA                                    700,000             638,354
      --------------------------------------------------------------------------------------------------------------------------
      Florida State Division of Bond Finance General
      Services Revenue Bonds:
      Consolidated & Recreation Lands-Department of
      Natural Resources, Prerefunded, Series A,
      MBIA Insured, 7.25%, 7/1/06                       Aaa/AAA                                   1,000,000           1,077,109
      Sunshine Skyway Project,
      Prerefunded, 10.25%, 6/1/08                       Aaa/AAA                                   1,000,000           1,071,781
      --------------------------------------------------------------------------------------------------------------------------
      Florida State Turnpike Authority Revenue
      Bonds, Prerefunded, 7.50%, 7/1/19                 Aaa/NR/AAA                                  700,000             773,322
      --------------------------------------------------------------------------------------------------------------------------
      Hillsborough County, Florida Aviation Authority
      Revenue Refunding Bonds, Tampa International
      Airport, Series B, FGIC Insured, 5.50%, 10/1/13   Aaa/AAA/AAA                                 900,000             885,210


       5   Oppenheimer Florida Tax-Exempt Fund


      ==========================================================================================================================
      STATEMENT OF INVESTMENTS (CONTINUED)

                                RATINGS: MOODY'S/
                                                        S&P'S/FITCH'S                            FACE               MARKET VALUE
                                                        (UNAUDITED)                              AMOUNT             SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
      --------------------------------------------------------------------------------------------------------------------------
      Hillsborough County, Florida Industrial
      Development Authority Pollution Control
      Revenue Refunding Bonds, Tampa Electric Co.
      Project, 8%, 5/1/22                               Aa3/AA/AA-                               $1,000,000         $ 1,185,207
      --------------------------------------------------------------------------------------------------------------------------
      Hillsborough County, Florida Utility
      Revenue Refunding Bonds, Series A, FSA
      Insured, 7%, 8/1/14                               Aaa/AAA                                     750,000             829,819
      --------------------------------------------------------------------------------------------------------------------------
      Jacksonville, Florida Electric Authority Revenue
      Bonds, Prerefunded, Series 3-A, 6.875%, 10/1/12   Aaa/AAA/AA+                               1,360,000           1,407,118
      --------------------------------------------------------------------------------------------------------------------------
      Martin County Florida Industrial Development
      Authority Revenue Refunding Bonds, Indiantown
      Cogeneration Project, Series A, 7.875%, 12/15/25  Baa3/BBB-/BBB                             1,000,000           1,123,180
      --------------------------------------------------------------------------------------------------------------------------
      Orange County, Florida Housing Finance Authority
      Single Family Mtg. Revenue Bonds, 6.85%, 10/1/27  Aaa/AAA                                   1,000,000           1,042,241
      --------------------------------------------------------------------------------------------------------------------------
      Orange County, Florida Sales Tax Revenue Bonds,
      Series B, MBIA Insured, 5.375%, 1/1/24            Aaa/AAA                                   1,000,000             936,074
      --------------------------------------------------------------------------------------------------------------------------
      Orlando, Florida Utilities Commission
      Water & Electric Revenue Bonds:
      Inverse Floater, 7.174%, 10/6/17(3)               Aa/AA-                                    1,000,000             916,028
      Prerefunded, Series C, 7%, 10/1/23                Aaa/AA-                                     600,000             658,111
      --------------------------------------------------------------------------------------------------------------------------
      Port St. Lucie, Florida Utility Revenue Bonds,
      Series A, FGIC Insured, Zero Coupon, 6.25%,
      9/1/16(2)                                         Aaa/AAA                                   1,045,000             306,591
      --------------------------------------------------------------------------------------------------------------------------
      St. Petersburg, Florida Public Improvement
      Revenue Refunding Bonds, MBIA Insured,
      6.375%, 2/1/12                                    Aaa/AAA                                     750,000             794,382
      --------------------------------------------------------------------------------------------------------------------------
      Tampa, Florida Utility Special Tax RevenuE Bonds,
      Prerefunded, AMBAC Insured, 8.125%, 10/1/15       Aaa/AAA/AAA                                 300,000             320,407
                                                                                                                  --------------
                                                                                                                     28,845,951
--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 10.1%
      --------------------------------------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth Aqueduct & Sewer
      Authority Revenue Bonds, Escrowed to Maturity,
      10.25%, 7/1/09                                    Aaa/AAA                                     400,000             553,927
      --------------------------------------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth Highway & Transportation
      Authority Revenue Bonds:
      Prerefunded, Series T, 6.625%, 7/1/18             NR/AAA                                      500,000             555,855
      Series W, Inverse Floater, 6.62%, 7/1/10(3)       Baa1/A                                    1,000,000             904,820
      --------------------------------------------------------------------------------------------------------------------------
      Puerto Rico Public Buildings Authority Guaranteed
      Public Education & Health Facilities Revenue

      Bonds, Prerefunded, Series L, 6.875%, 7/1/21      Aaa/AAA                                     600,000             674,704
      --------------------------------------------------------------------------------------------------------------------------
      Puerto Rico Public Buildings Authority
      Revenue Guaranteed Bonds, Prerefunded,
      Series K, 6.875%, 7/1/21                          Aaa/AAA                                     500,000             562,253
                                                                                                                    ------------
                                                                                                                      3,251,559

      --------------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENTS, AT VALUE (COST $32,218,299)                                                   99.4%         32,097,510
      --------------------------------------------------------------------------------------------------------------------------
      OTHER ASSETS NET OF LIABILITIES                                                                   0.6             205,865
                                                                                                      ------        ------------
      NET ASSETS                                                                                      100.0%        $32,303,375
                                                                                                      ======        ============


       6   Oppenheimer Florida Tax-Exempt Fund

      ==========================================================================
      STATEMENT OF INVESTMENTS (CONTINUED)

      1. Securities with an aggregate market value of $2,014,418 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 3. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,820,848 or 5.64% of the Fund's net assets at July 31, 1996.

      As of July 31, 1996, securities subject to the alternative minimum tax amounted to $5,361,037 or 16.60% of the Fund's net assets.

      Distribution of investments by industry, as a percentage of total investments at value, is as follows:


      INDUSTRY                                                                                  MARKET VALUE        PERCENT
      --------                                                                                  ------------        -------
      Utilities:
         Electric                                                                               $ 5,891,425         18.3%
         General                                                                                  2,981,258          9.3
      General Obligation Bonds                                                                    5,295,801         16.6
      Transportation                                                                              4,985,370         15.5
      Housing                                                                                     4,237,857         13.2
      Special Tax Bonds                                                                           3,606,521         11.2
      Hospitals                                                                                   3,084,252          9.6
      Pollution Control                                                                           2,015,026          6.3
                                                                                                ===========        ======
                                                                                                $32,097,510        100.0%
                                                                                                ===========        ======

      See accompanying Notes to Financial Statements.

       7   Oppenheimer Florida Tax-Exempt Fund


                           =================================================================================================
                           STATEMENT OF ASSETS AND LIABILITIES JULY 31, 1996
============================================================================================================================
ASSETS                     Investments, at value (cost $32,218,299) - see accompanying statement                $32,097,510
                           -------------------------------------------------------------------------------------------------
                           Cash                                                                                      13,982
                           -------------------------------------------------------------------------------------------------
                           Receivables:
                           Interest                                                                                 463,001
                           Shares of beneficial interest sold                                                        98,299
                           Daily variation on futures contracts - Note 5                                              7,188
                           -------------------------------------------------------------------------------------------------
                           Deferred organization costs - Note 1                                                         642
                           -------------------------------------------------------------------------------------------------
                           Other                                                                                      4,782
                                                                                                                ------------
                           Total assets                                                                          32,685,404
============================================================================================================================
LIABILITIES                Payables and other liabilities:
                           Shares of beneficial interest redeemed                                                   209,309
                           Dividends                                                                                 99,934
                           Trustees' fees                                                                            39,008
                           Shareholder reports                                                                        9,468
                           Distribution and service plan fees                                                         4,091
                           Custodian fees                                                                             1,211
                           Transfer and shareholder servicing agent fees                                                909
                           Other                                                                                     18,099
                                                                                                                ------------
                           Total liabilities                                                                        382,029
============================================================================================================================
NET ASSETS                                                                                                      $32,303,375
                                                                                                                ============

============================================================================================================================
COMPOSITION OF             Paid-in capital                                                                      $32,797,540
NET ASSETS                 -------------------------------------------------------------------------------------------------
                           Overdistributed net investment income                                                     (2,852)
                           -------------------------------------------------------------------------------------------------
                           Accumulated net realized loss on investment transactions                                (375,211)
                           -------------------------------------------------------------------------------------------------
                           Net unrealized depreciation on investments - Notes 3 and 5                              (116,102)
                                                                                                                ------------

                           Net assets                                                                           $32,303,375
                                                                                                                ============

============================================================================================================================
NET ASSET VALUE            Class A Shares:
PER SHARE                  Net asset value and redemption price per share (based on net assets
                           of $19,366,095 and 1,749,139 shares of beneficial interest outstanding)              $11.07

                           Maximum offering price per share (net asset value plus sales charge
                           of 4.75% of offering price)                                                          $11.62

                           -------------------------------------------------------------------------------------------------
                           Class B Shares:
                           Net asset value,  redemption price and offering price
                           per share  (based on net  assets of  $12,865,019  and
                           1,160,156 shares of beneficial interest  outstanding)
                           $11.09

                           -------------------------------------------------------------------------------------------------
                           Class C Shares:
                           Net asset value,  redemption price and offering price
                           per share  (based on net assets of $72,261  and 6,528
                           shares of beneficial interest outstanding) $11.07


                           See accompanying Notes to Financial Statements.

                            8   Oppenheimer Florida Tax-Exempt Fund


                           ========================================================================================================
                           STATEMENTS OF OPERATIONS
                                                                                          SEVEN
                                                                                          MONTHS ENDED           YEAR ENDED
                                                                                          JULY 31, 1996(1)       DECEMBER 31, 1995
============================================================================================================================
INVESTMENT INCOME          Interest                                                       $ 1,201,396            $1,574,194

============================================================================================================================
EXPENSES                   Management fees - Note 4                                           109,426               151,497
                           -------------------------------------------------------------------------------------------------
                           Distribution and service plan fees - Note 4:
                           Class A                                                             26,792                36,538
                           Class B                                                             74,744               107,478
                           Class C                                                                455                    13
                           -------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses - Note 1                                18,642                41,364
                           -------------------------------------------------------------------------------------------------
                           Shareholder reports                                                 15,079                24,543
                           -------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                             11,996                27,955
                           -------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees - Note 4              11,746                21,996
                           -------------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                          6,198                 3,441
                           -------------------------------------------------------------------------------------------------
                           Insurance expenses                                                   3,141                 5,091
                           -------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class A                                                                227                 2,419
                           Class B                                                                241                 1,287
                           Class C                                                                 26                   --
                           -------------------------------------------------------------------------------------------------
                           Other                                                                  836                 4,532
                                                                                          ----------------------------------
                           Total expenses                                                     279,549               428,154
                           Less expenses paid indirectly - Note 4                              (4,385)               (2,984)
                           Less reimbursement and assumption of expenses by
                           OppenheimerFunds, Inc. - Note 4                                    (20,298)             (209,449)
                                                                                          ----------------------------------
                           Net expenses                                                       254,866               215,721

============================================================================================================================
NET INVESTMENT INCOME                                                                         946,530             1,358,473

============================================================================================================================
REALIZED AND               Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)     Investments                                                        266,721              (116,007)
                           Closing of futures contracts                                       (87,097)                  --
                                                                                          ----------------------------------
                           Net realized gain (loss)                                           179,624              (116,007)
                           -------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation
                           on investments                                                  (1,072,986)            2,622,466
                                                                                          ----------------------------------

                           Net realized and unrealized gain (loss)                           (893,362)            2,506,459

============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $    53,168            $3,864,932
                                                                                          ==================================


                           1. The Fund changed its fiscal year end from December 31 to July 31.
                           See accompanying Notes to Financial Statements.

                            9   Oppenheimer Florida Tax-Exempt Fund


                     ===================================
                     STATEMENTS OF CHANGES IN NET ASSETS
                                                                                SEVEN MONTHS
                                                                                ENDED
                                                                                JULY 31,            YEAR ENDED DECEMBER 31,
                                                                                1996(1)             1995            1994
====================================================================================================================================
OPERATIONS           Net investment income                                      $  946,530          $ 1,358,473     $   932,745
                     ---------------------------------------------------------------------------------------------------------------
                     Net realized gain (loss)                                       179,624            (116,007)       (455,786)
                     ---------------------------------------------------------------------------------------------------------------
                     Net change in unrealized appreciation or depreciation       (1,072,986)          2,622,466      (1,795,681)
                                                                                ----------------------------------------------------
                     Net increase (decrease) in net assets resulting
                     from operations                                                 53,168           3,864,932      (1,318,722)

====================================================================================================================================
DIVIDENDS AND        Dividends from net investment income:
DISTRIBUTIONS        Class A                                                       (584,598)           (824,373)       (574,828)
TO SHAREHOLDERS      Class B                                                       (351,171)           (528,564)       (357,917)
                     Class C                                                         (2,112)                (79)             --

====================================================================================================================================
BENEFICIAL  INTEREST  Net  increase in net assets  resulting  from  TRANSACTIONS beneficial interest transactions - Note 2:
                     Class A                                                        503,417           5,923,134       6,272,842
                     Class B                                                        574,639           3,616,484       4,026,577
                     Class C                                                         35,925              38,376              --

====================================================================================================================================
NET ASSETS           Total increase                                                 229,268          12,089,910       8,047,952
                     ---------------------------------------------------------------------------------------------------------------
                     Beginning of period                                         32,074,107          19,984,197      11,936,245
                                                                                ----------------------------------------------------
                     End of period (including overdistributed net investment
                     income of $2,852, $7,891 and $5,485, respectively)         $32,303,375         $32,074,107     $19,984,197
                                                                                ====================================================


                           1. The Fund changed its fiscal year end from December 31 to July 31.
                           See accompanying Notes to Financial Statements.

                         10   Oppenheimer Florida Tax-Exempt Fund


                    ================================================================================================================
                    FINANCIAL HIGHLIGHTS
                                          CLASS A                                    CLASS B
                                          ---------------------------------------    -----------------------------------------------
                                          SEVEN MONTHS                               SEVEN MONTHS
                                          ENDED                                      ENDED
                                          JULY 31,   YEAR ENDED DECEMBER 31,         JULY 31,    YEAR ENDED DECEMBER 31,
                                          1996(2)    1995      1994       1993(3)    1996(2)     1995      1994     1993(3)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.40     $ 10.26   $ 11.79    $11.43     $ 11.42     $ 10.27   $11.81   $11.43

------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .36         .63       .64       .14         .31         .55      .56      .12
Net realized and unrealized gain (loss)     (.34)       1.14     (1.53)      .36        (.34)       1.15    (1.54)     .38
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                   .02        1.77      (.89)      .50        (.03)       1.70     (.98)     .50
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                           (.35)       (.63)     (.64)     (.14)       (.30)       (.55)    (.56)    (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.07     $ 11.40   $ 10.26    $11.79     $ 11.09     $ 11.42   $10.27   $11.81
                                          ==========================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)         0.25%      17.60%    (7.66)%    4.39%      (0.19)%     16.81%   (8.42)%   4.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  $19,366    $19,377   $11,992    $7,062     $12,865     $12,658   $7,992   $4,874
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $18,415    $14,508    $9,741    $2,471     $12,843     $10,772   $6,987   $2,304
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        5.50%(5)    5.71%    5.90%     5.08%(5)    4.75%(5)    4.92%    5.13%    4.20%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                            1.23%(5)    1.36%    1.25%     1.89%(5)    1.97%(5)    2.11%    1.99%    2.20%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                               1.09%(5)    0.53%    0.29%       --        1.83%(5)     1.29%    1.03%    0.38%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                   21.2%       18.4%    30.4%       --       21.2%        18.4%    30.4%     --



                   ============================================================
                    FINANCIAL HIGHLIGHTS
                                          CLASS C
                                          --------------------------------------
                                          SEVEN MONTHS
                                          ENDED           PERIOD ENDED
                                          JULY 31,        DECEMBER 31,
                                          1996(2)         1995(1)
================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.40          $10.96
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .31             .20
Net realized and unrealized gain (loss)     (.34)            .44
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                                  (.03)            .64
--------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                           (.30)           (.20)
--------------------------------------------------------------------------------
Net asset value, end of period            $11.07          $11.40
                                          ======================================

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)        (0.22)%          5.86%
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $72             $39
--------------------------------------------------------------------------------
Average net assets (in thousands)            $78             $ 5
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       4.68%(5)        4.68%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                           1.99%(5)        1.92%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                              1.87%(5)        1.43%(5)
--------------------------------------------------------------------------------
Portfolio turnover rate(7)                 21.2%            18.4%


1. For the period from August 29, 1995 (inception of offering) to December 31, 1995. 2. The Fund changed its fiscal year from December 31 to July 31. 3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Annualized. 6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted. 7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $8,561,554 and $6,588,824, respectively.

See accompanying Notes to Financial Statements.

                     11    Oppenheimer Florida Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer Florida Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Multi-State Tax-Exempt Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. On June 6, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from December 31 to July 31. Accordingly, these financial statements include information for the seven month period from January 1, 1996 to July 31, 1996. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income and Florida state taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

     ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $371,000, which expires in 2002 and 2003.

     TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the seven months ended July 31, 1996, a provision of $14,690 was made for the Fund's projected benefit obligations, and payments of $1,011 were made to retired trustees, resulting in an accumulated liability of $39,008 at July 31, 1996.

     ORGANIZATION COSTS. The Manager advanced $1,480 for organization and start-up costs of the Fund. Such expenses are being amortized over a five year period from the effective date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

     DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

     12   Oppenheimer Florida Tax-Exempt Fund

     CLASSIFICATION  OF  DISTRIBUTIONS TO  SHAREHOLDERS.  Net investment  income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During  the  seven  months  ended  July  31,  1996,  the Fund  changed  the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the seven months ended July 31, 1996, amounts have been reclassified to reflect an increase in overdistributed net investment income of $3,610. Accumulated net realized loss on investments was decreased by the same amount.

     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Florida and, therefore, may have more credit risks related to the economic conditions of Florida than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                SEVEN MONTHS ENDED JULY 31,   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                1996(2)                       1995(1)                       1994
                                SHARES     AMOUNT             SHARES     AMOUNT             SHARES       AMOUNT
     Class A:
     Sold                        324,714   $ 3,615,201         828,453   $ 9,144,873        1,094,994    $11,835,206
     Dividends reinvested         21,248       235,271          29,020       318,951           23,730        253,862
     Redeemed                   (296,530)   (3,347,055)       (327,025)   (3,540,690)        (548,471)    (5,816,226)
                                ---------  ------------       ---------  ------------       ----------   ------------
     Net increase                 49,432   $   503,417         530,448   $ 5,923,134          570,253    $ 6,272,842
                                =========  ============       =========  ============       ==========   ============
     Class B:
     Sold                        169,888   $ 1,894,958         419,746   $ 4,609,025          481,494    $ 5,234,804
     Dividends reinvested         10,448       115,841          15,141       166,726           10,745        114,966
     Redeemed                   (128,987)   (1,436,160)       (104,153)   (1,159,267)        (126,967)    (1,323,193)
                                ---------  ------------       ---------  ------------       ----------   ------------
     Net increase                 51,349   $   574,639         330,734   $ 3,616,484          365,272    $ 4,026,577
                                =========  ============       =========  ============       ==========   ============
     Class C:
     Sold                          6,447   $    72,184           3,407   $    38,376              --     $      --
     Dividends reinvested            140         1,550             --            --               --            --
     Redeemed                     (3,466)      (37,809)            --            --               --            --
                                ---------  ------------       ---------  ------------       ----------   ------------
     Net increase                  3,121   $    35,925           3,407   $    38,376              --     $      --
                                =========  ============       =========  ============       ==========   ============

     1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares. 2. The Funds changed its fiscal year end from December 31 to July 31.

     13   Oppenheimer Florida Tax-Exempt Fund

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
     At July 31, 1996, net unrealized depreciation on investments of $120,789 was composed of gross appreciation of $457,097, and gross depreciation of $577,886.

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

     For the seven months ended July 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $61,836, of which $21,269 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $68,510. During the seven months ended July 31, 1996, OFDI received contingent deferred sales charges of $26,038 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the seven months ended July 31, 1996, OFDI paid $59,299 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses. As of July 31, 1996, OFDI had incurred unreimbursed expenses of $484,148 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated.

     14   Oppenheimer Florida Tax-Exempt Fund

5.   FUTURES CONTRACTS
     The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At July 31, 1996, the Fund had outstanding futures contracts to purchase debt securities as follows:


                                                               Number of                Valuation as of       Unrealized
                                        Expiration Date        Futures Contracts        July 31, 1996         Appreciation
    --------------------------------------------------------------------------------------------------------------------------------
    Municipal Bonds                     9/96                   10                       $1,129,062            $4,687


                                   APPENDIX A

                       Descriptions of Ratings Categories

Municipal Bonds

|X| Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

|X| Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt rating. Bonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

|X| Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

         o Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.


Municipal Notes

         |X| Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

         |X| S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

         |X| Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

         |X| Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         |X| S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong.A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

         |X| Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                               TAX-EQUIVALENT YIELDS

                                                    Appendix B



Federal                      Effective    A tax-exempt yield of:
Taxable                      Tax          2.00%      2.50%      3.00%     3.50%     3.75%     3.77%     4.00%      4.25%      4.50%
Income                       Bracket      Is Approximately Equivalent To a Taxable Yield of:

JOINT RETURN

Over           Not over
$      0       $ 40,100      15.00%       2.35%      2.94%      3.53%     4.12%     4.41%     4.44%      4.71%     5.00%      5.29%
$ 40,100       $ 96,900      28.00%       2.78%      3.47%      4.17%     4.86%     5.21%     5.24%      5.56%     5.90%      6.25%
$ 96,900       $147,700      31.00%       2.90%      3.62%      4.35%     5.07%     5.43%     5.46%      5.80%     6.16%      6.52%
$147,700       $263,750      36.00%       3.13%      3.91%      4.69%     5.47%     5.86%     5.89%      6.25%     6.64%      7.03%
$263,750 and above           39.60%       3.31%      4.14%      4.97%     5.79%     6.21%     6.24%      6.62%     7.04%      7.45%

                                          5.00%      5.50%      6.00%     6.50%     7.00%     7.50%

                                          5.88%      6.47%       7.06%     7.65%     8.24%     8.82%
                                          6.94%      7.64%       8.33%     9.03%     9.72%    10.42%
                                          7.25%      7.97%       8.70%     9.42%    10.14%    10.87%
                                          7.81%      8.59%       9.38%    10.16%    10.94%    11.72%
                                          8.28%      9.11%       9.93%    10.76%    11.59%    12.42%


SINGLE RETURN

Over           Not over                   2.00%      2.50%      3.00%     3.50%     3.75%     3.77%     4.00%      4.25%      4.50%

$      0       $ 24,000      15.00%       2.35%      2.94%      3.53%     4.12%     4.41%     4.44%      4.71%     5.00%      5.29%
$ 24,000       $ 58,150      28.00%       2.78%      3.47%      4.17%     4.86%     5.21%     5.24%      5.56%     5.90%      6.25%
$ 58,150       $121,300      31.00%       2.90%      3.62%      4.35%     5.07%     5.43%     5.46%      5.80%     6.16%      6.52%
$121,300       $263,750      36.00%       3.13%      3.91%      4.69%     5.47%     5.86%     5.89%      6.25%     6.64%      7.03%
$263,750 and above           39.60%       3.31%      4.14%      4.97%     5.79%     6.21%     6.24%      6.62%     7.04%      7.45%

                                          5.00%      5.50%      6.00%     6.50%     7.00%     7.50%

                                          5.88%      6.47%       7.06%     7.65%     8.24%     8.82%
                                          6.94%      7.64%       8.33%     9.03%     9.72%    10.42%
                                          7.25%      7.97%       8.70%     9.42%    10.14%    10.87%
                                          7.81%      8.59%       9.38%    10.16%    10.94%    11.72%
                                          8.28%      9.11%       9.93%    10.76%    11.59%    12.42%



                                   Appendix C

                     Municipal Bond Industry Classifications



               Electric                              Resource Recovery
               Gas
               Water                                 Higher Education
               Sewer                                 Education
               Telephone
                                                     Lease Rental
               Adult Living Facilities
               Hospital                              Non Profit Organization

               General Obligation                    Highways
               Special Assessment                    Marine/Aviation Facilities
               Sales Tax
                                                     Multi Family Housing
               Manufacturing, Non Durables           Single Family Housing
               Manufacturing, Durables

               Pollution Control

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203


Transfer Agent and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217-5270
     1-800-525-7048


Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036

OPPENHEIMER
NEW JERSEY MUNICIPAL FUND

Prospectus Dated November 25, 1996

Oppenheimer New Jersey Municipal Fund is a mutual fund with the investment objective of seeking as high a level of current interest income exempt from Federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund seeks to achieve this objective by investing in municipal obligations, the income from which is tax-exempt as described above. However, in times of unstable economic or market conditions, the Fund's investment manager may deem it advisable to temporarily invest a portion of the Fund's assets in certain taxable instruments. The Fund may use certain hedging instruments to try to reduce the risks of market fluctuations that affect the value of the securities the Fund holds. The Fund is not intended to be a complete investment program and there is no assurance that it will achieve its objective. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 25, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission, ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                      (OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT  THE  FUND

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objective and Policies

                  Investment Risks
                  Investment Techniques and Strategies

                  How the Fund is Managed
                  Performance of the Fund

                  ABOUT  YOUR  ACCOUNT
                  How to Buy Shares
                           Class A Shares
                           Class B Shares
                           Class C Shares
                  Special Investor Services
                           AccountLink
                           Automatic Withdrawal and Exchange Plans
                           Reinvestment Privilege
                  How to Sell Shares
                           By Mail
                           By Telephone
                           By Checkwriting
                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes

                  Appendix A: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end).

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page __, for an explanation of how and when these charges apply.


                                            Class A           Class B                            Class C
                                            Shares            Shares                             Shares
Maximum Sales Charge
 on Purchases (as a %
 of offering price)                         4.75%             None                               None

Maximum Deferred Sales
  Charge (as a % of the
  lower of the original
  offering price or
  redemption proceeds)                      None(1)           5% in the first                    1% if shares
                                                              year, declining                    are redeemed
                                                              to 1% in the                       within 12
                                                              sixth year and                     months of
                                                              eliminated                         purchase(2)
                                                              thereafter(2)

Maximum Sales Charge on
  Reinvested Dividends                      None              None                               None

Exchange Fee                                None              None                               None


--------------------------------------

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

                                                        -3-




(2) See "How to Buy Shares - Buying Class B Shares," and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.



         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses as a Percentage of Average Net
Assets


                                                    Class A           Class B                   Class C
                                                     Shares            Shares                    Shares
Management Fees
 (after expense reimbursement)                       0.00%             0.00%                     0.00%
12b-1 Plan Fees                                      0.15%             0.90%                     0.90%
Other Expenses (after expense
 reimbursement)                                      0.82%             0.84%                     0.91%
Total Fund Operating Expenses
 (after expense reimbursement)                       0.97%             1.74%                     1.81%



         The numbers in the table above are based upon the Fund's expenses in its last fiscal period January 1, 1996 to July 31, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees. For Class B and Class C shares, the 12b-1 Distribution Plan Fees are Service Plan Fees and asset-based sales charges. The service fee for each class is a maximum of 0.25% (currently set at 0.15%) of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares," below.

         The Total Fund Operating Expenses shown are net of a voluntary expense assumption by the Manager. The expense assumption lowered the Fund's overall expense ratio. Without such expense assumption by the Manager, the "Management Fees" for each class of the Fund's shares would have been 0.60% of the Fund's average net assets, "Other Expenses" for the Fund's Class A, Class B and Class C shares would have been 0.89%, 0.90% and 0.98%, respectively, and the "Total Fund Operating Expenses" for the Fund's Class A, Class B and Class C shares would have been 1.64%, 2.40% and 2.48%, respectively. The expense assumption is described in the Statement of Additional Information and may be modified or withdrawn by the Manager at any time.


         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.



         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                                 1 year          3 years          5 years           10 years*
Class A Shares                                   $57             $77              $ 99              $161
Class B Shares                                   $68             $85              $114              $166
Class C Shares                                   $28             $57              $ 98              $213


         If you did not redeem your investment, it would incur the following expenses:

Class A Shares                                   $57             $77              $99               $161
Class B Shares                                   $18             $55              $94               $166
Class C Shares                                   $18             $57              $98               $213



         * In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge, long term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current interest income exempt from Federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.


         o What Does the Fund Invest In? Under normal market conditions, the Fund will invest at least 80% of its total assets in (1) municipal bonds, municipal notes and other debt obligations issued by or on behalf of the State of New Jersey or any political subdivision thereof, and its agencies or authorities, the interest on which is not subject to Federal and New Jersey individual income tax, and (2) municipal bonds, municipal notes and other debt obligations issued by or on behalf of the State of New Jersey, or any political subdivision thereof, and its agencies or authorities, other states and the District of Columbia, or any political subdivisions thereof, the interest from which is not subject to Federal individual income tax. The Fund may invest up to 20% of its assets in investments the income from which may be taxable. The Fund may also use hedging instruments and some derivative investments in an effort to protect against market risks. Currently there is no limitation on investments in securities which may be subject to an alternative minimum tax. These investments are more fully explained in "Investment Objective and Policies," starting on page __.

         o Who Manages the Fund? The Fund's  investment  adviser (the "Manager")
is  OppenheimerFunds,   Inc.  The  Manager  (including  a  subsidiary)  advises
investment company portfolios having over $55 billion in assets at September 30, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, who is primarily responsible for the selection of the Fund's securities, is Caryn Halbrecht. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

         o How Risky is the Fund? All investments carry risks to some degree. The Fund's bond investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates its investments in New Jersey Municipal Securities (described below) and is able to invest its assets in a single issuer or limited number of issuers entails greater risk than an investment in a diversified investment company. The Fund's investment in certain derivative investments may add a degree of risk not present in a fund that does not invest in such securities.


         While the Manager tries to reduce risks by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page __ for a more complete discussion.

         o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page __ for more details.

         o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All three classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There are also annual asset-based sales charges on Class B and Class C shares. Please review "How To Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

         o How Can I Sell My Shares? Shares can be redeemed by mail, or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing a check against your Fund account (available for Class A shares only). Please refer to "How To Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

         o How Has the Fund Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.


Financial Highlights


         The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended December 31, 1995 and for the fiscal period January 1, 1996 to July 31, 1996 (the Fund's new fiscal year end), are included in the Statement of Additional Information. Class C shares were publicly offered only during a portion of the fiscal year ended December 31, 1995, commencing on August 29, 1995.



                                              -----------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS

                                              CLASS A                                   CLASS B
                                              ------------------------------------      -------------------------------------
                                              SEVEN MONTHS                              SEVEN MONTHS
                                              ENDED                                     ENDED
                                              JULY 31,       YEAR ENDED DECEMBER 31,    JULY 31,       YEAR ENDED DECEMBER 31,
                                                1996(2)             1995      1994(3)         1996(2)         1995       1994(3)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $11.26       $10.41     $11.43           $11.25        $10.40      $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .36          .61        .49              .31           .53         .41
Net realized and unrealized gain (loss)                 (.16)         .86      (1.02)            (.16)          .86       (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                               .20         1.47       (.53)             .15          1.39        (.61)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net investment income                    (.36)        (.61)      (.49)            (.31)         (.53)       (.42)
Distributions from net realized gain                     --          (.01)       --               --           (.01)         --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.36)        (.62)      (.49)            (.31)         (.54)       (.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.10       $11.26     $10.41           $11.09        $11.25      $10.40
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                    1.80%       14.42%     (4.63)%           1.34%        13.59%      (5.39)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $11,354       $8,806     $3,877           $9,740        $5,222      $2,986
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $10,036       $6,504     $2,506           $7,774        $4,080      $1,841
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.49%(6)      5.51%       5.57%(6)           4.70%(6)     4.79%        4.76%(6)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)       1.64%(6)      1.75%       1.46%(6)           2.40%(6)     2.49%        2.29%(6)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor          0.97%(6)      0.80%       0.31%(6)           1.74%(6)     1.53%        1.14%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        33.1%         7.4%        17.3%              33.1%        7.4%       17.3%



                                              -------------------------
                                              FINANCIAL HIGHLIGHTS

                                               CLASS C
                                              -------------------------
                                              SEVEN MONTHS
                                              ENDED        PERIOD ENDED
                                              JULY 31,     DECEMBER 31,
                                              1996(2)      1995(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $11.25       $11.01
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .30          .19
Net realized and unrealized gain (loss)           (.16)         .25
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .14          .44
--------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net investment income              (.30)        (.19)
Distributions from net realized gain               --          (.01)
--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                   (.30)        (.20)
--------------------------------------------------------------------------------
Net asset value, end of period                  $11.09       $11.25
                                                ================================
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)               1.29%        4.07%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $132          $50
--------------------------------------------------------------------------------
Average net assets (in thousands)               $74           $3
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.66%(6)      --(5)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)       2.48%(6)      --(5)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor          1.81%(6)      --(5)
--------------------------------------------------------------------------------
Portfolio turnover rate(8)                        33.1%         7.4%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Ratios during this period would not be indicative of future results.
6. Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $13,014,523 and $5,699,401, respectively.

Investment Objective and Policies

Objective. The Fund seeks as high a level of current interest income exempt from Federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.

Investment Policies and Strategies. Under normal market conditions, the Fund attempts to invest 100% of its assets, and as a matter of fundamental policy to invest at least 80% of its assets, in Municipal Securities (as defined below). In addition, under normal market conditions, the Fund will invest at least 80% of its assets in New Jersey Municipal Securities.


         Dividends paid by the Fund derived from interest attributable to New Jersey Municipal Securities will be exempt from Federal and New Jersey individual income taxes. Dividends derived from interest on Municipal Securities of other than New Jersey issuers will be exempt from Federal income tax for individuals, but will be subject to New Jersey individual income tax. Although exempt- interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds may be an item of tax preference if you are subject to the federal alternative minimum tax. Any net interest income on taxable investments will be taxable as ordinary income when distributed to shareholders (see "Dividends, Capital Gains, and Taxes" below).


         o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Trust (as defined below) (the "Board of Trustees") may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

         o Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield. The "Financial Highlights" table above shows the Fund's portfolio turnover rate during past fiscal years. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.


Investment Risks

         All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.



         o Special Considerations - New Jersey Municipal Securities. Because the Fund concentrates its investments in New Jersey Municipal Securities, a default, financial crisis or other material adverse event relating to any of such issuers could adversely affect the market value and marketability of such Municipal Securities and the interest income and repayment of principal to the Fund from them. Investors should consider these matters as well as economic trends in New Jersey, summarized in the Statement of Additional Information under "Special Investment Considerations - New Jersey Municipal Securities."

         o Interest Rate Risk. The values of Municipal Securities will change in response to changes in prevailing interest rates. Should interest rates rise, the values of outstanding Municipal Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of Municipal Securities owned by the Fund from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.


         o There are Special Risks in Investing in Derivative Investments. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.


         o Non-diversification. The Trust is a "non-diversified" investment company under the Investment Company Act. As a result, the Fund may invest its assets in a single issuer or limited number of issuers without limitation by the Investment Company Act. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.


         An investment in the Fund will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

         o Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.


Investment Techniques and Strategies

         The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.


         o Municipal Securities. Municipal Securities consist of municipal bonds, municipal notes (including tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, and other short-term notes), tax-exempt commercial paper, certificates of participation, participation interests and other debt obligations issued by or on behalf of the State of New Jersey, or any political subdivision thereof, and its agencies and authorities, other states and the District of Columbia, their political subdivisions or any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, the interest on which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to Federal individual income tax. New Jersey
Municipal Securities are obligations of the State of New Jersey and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which is, in the opinion of bond counsel to the respective issuer at the time of issue, not subject to New Jersey individual income tax. No independent investigation has been made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds.

         "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The

Fund may invest in Municipal Securities of both classifications. See "Investment Objective and Policies" in the Statement of Additional Information for further information about the Fund's investment policies and about Municipal Securities.


         o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) hedging instruments (described in "Hedging," below); (iii) repurchase agreements (explained below).



         In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary "defensive" position by investing some or all of its assets (there is no limit on the amount) in short-term money market instruments. These include the taxable obligations described above, U.S. government securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Board of Trustees. This strategy would be implemented to attempt to reduce fluctuations in the value of the Fund's assets. The Fund may hold temporary investments pending the investment of proceeds from the sale of Fund shares or portfolio securities, pending settlement of purchases of Municipal Securities, or to meet anticipated redemptions. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

         |X| Municipal Lease Obligations. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities. The Fund may invest in certificates of participation that represent a proportionate interest in or right to the lease-purchase payments made under municipal lease obligations. Certain of these securities may be deemed to be "illiquid" securities (and their purchase would be limited as described below in "Illiquid and Restricted Securities"); from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

         o Floating Rate/Variable Rate Obligations.  Some of the
Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

         o Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments." The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," below).

         The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction from changes in short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in Municipal Securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.

         o Ratings of Municipal Securities; Special Risks of Lower Rated Municipal Securities. No more than 25% of the Fund's total assets will be invested in Municipal Securities that at the time of purchase are not "investment grade," that is, rated below the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), and Fitch Investors Service, Inc. ("Fitch"). If the securities are not rated, the Manager will determine the equivalent rating category for purposes of this limitation. (See Appendix A to the Statement of Additional Information for a description of those ratings). A reduction of the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security.

         Lower-grade Municipal Securities (sometimes called "municipal junk bonds") may be subject to greater market fluctuations and are subject to greater risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. Securities that are or that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired. There may be less of a market for lower-grade Municipal Securities and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund may not achieve the expected income from lower-grade Municipal Securities, and that the Fund's income and net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in non-investment grade Municipal Securities may reduce some of these risks.

         o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

         o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

         Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.


         o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets in illiquid securities (the Board may increase that limit to 15%). A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933.

The Fund may not invest in securities that have a restriction on their resale.

         o Loans of Portfolio Securities. To attempt to increase its income, and for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets in the coming year.

         o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

         The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

         Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

         o Futures.  The Fund may buy and sell futures  contracts that relate to
(1) broadly-based municipal bond indices (these are referred to as Municipal Bond Index Futures) and (2) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

         The Fund may buy calls only on securities, broadly-based municipal bond indices, Municipal Bond Index Futures or Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may purchase puts. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) broadly- based municipal bond indices, (3) Municipal Bond Index Futures or (4) Interest Rate Futures. The Fund can buy a put on a Municipal Bond Index Future or Interest Rate Future whether or not the Fund owns the particular Future in its portfolio. The Fund may not sell a put other than a put that it previously purchased.

         The Fund may buy and sell puts and calls only if certain conditions are met: (1) after the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls; (2) calls the Fund buys or sells must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"), or traded in the over-the-counter market; (3) each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written; (4) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets; and (6) the aggregate premiums paid on all such options which the Fund holds at any time will be limited to 20% of the Fund's total assets, and the aggregate margin deposits on all such futures or options thereon at any time will be limited to 5% of the Fund's total assets.

         o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets nor will it use interest rate swaps for leverage. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Pursuant to one such restriction, the Fund cannot concentrate investments to the extent of more than 25% of its total assets in any industry; however, there is no limitation as to investment in Municipal Securities, New Jersey Municipal Securities or U.S. Government obligations.

         As a matter of non-fundamental policy, changeable without a shareholder vote, the Fund will not:

         o Invest in securiites or any other investment other than the Municipal Securities, temporary investments, taxable investments and Hedging Instruments described above in "Investment Objective and Policies," above.

         o Make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described under "Loans of Portfolio Securities.

         o Borrow money in excess of 10% of the value of its total assets or make any investment whenever borrowings exceed 5% of the Fund's value of its total assets; it may borrow only from banks as a temporary measure for extraordinary or emergency purposes.

         o Pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets; or

         o Buy or sell futures contracts other than Interest Rate Futures or Municipal Bond Index Futures.


         Unless the prospectus states that a percentage restrictions applies on an ongoing basis, it applies only at the time the Fund purchases an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed


Organization and History. The Fund was organized in 1994 as a separate series of Oppenheimer Multi-State Municipal Trust (the "Trust"), an open-end non-diversified management investment company organized in 1989 as a Massachusetts business trust. The Fund may issue an unlimited number of authorized shares of beneficial interest. Each of the three series of the Trust is a fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and officers of the Trust and provides more information about them. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Manager. The portfolio manager of the Fund (who is also a Vice President of the Fund and the Manager) is Caryn Halbrecht. Ms. Halbrecht is the person principally responsible for the day-to-day management of the Fund's portfolio, effective July
8, 1996. Ms. Halbrecht is also an officer and/or portfolio manager of certain other Oppenheimer funds. Previously Ms. Halbrecht served as a Vice President of Fixed Income Portfolio Management at Bankers Trust Company.

         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.60% of the first $200 million of average annual net assets; 0.55% of the next $100 million; 0.50% of the next $200 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for its fiscal year ended July 31, 1996 was 0.60% of average annual net assets (before expense reimbursement) for Class A shares, Class B shares and Class C shares, which may be higher than the rate paid by some other mutual funds.


         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time, however, it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

         o The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.


         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

         It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

         o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value", without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


         |X| Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. The tax- equivalent yield is the equivalent yield that would be earned in the absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate.


How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended July 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


         o Management's Discussion of Performance. During the Fund's fiscal year ended July 31, 1996, the Fund's performance was affected by several economic and market factors. A major factor in the Fund's performance was the portfolio manager's emphasis an pre- refunded bonds, with shorter effective maturities which performed well compared to other municipal bonds. Another factor was the underperformance of long-term municipal bonds. The manager has lowered the weighting in this sector which has helped the fund's performance.

         o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 1996. In the case of Class A and Class B shares, performance is measured from the Fund's inception on March 1, 1994, and in the case of Class C shares, from the inception of the Class on August 29, 1995.


         The Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.


                          Comparison of Change in Value
                     of $10,000 Hypothetical Investments in
                  Oppenheimer New Jersey Municipal Fund and The
                      Lehman Brothers Municipal Bond Index


                                     [Graph]

            Past performance is not predictive of future performance.

Average Annual Total
Return of the Fund at 7/31/96


                                                       -23-



A Shares                   One Year                           Life of Class
                           1.36%                              2.36%(1)

B Shares                   0.61%                              2.44%(1)

C Shares                   N/A                                4.41%

---------------------
Total returns and the ending account values in the graphs show a change in share value and include reinvestment of all dividends and capital gains distributions.
The Fund's fiscal year has changed from 12/31 to 7/31.

(1) The inception of the Fund (Class A and B shares) was 3/1/94. Class A returns are shown net of the current applicable 4.75% maximum initial sales charge. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges respectively for the 1-year period and the life-of-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.
(2)  Class C shares of the Fund  were  first  publicly
offered on 8/29/95. The life-of-class is shown net of the applicable 1% contingent deferred sales charge.



A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

         o Class A Shares. If you buy Class A shares, you pay an initial sales charge on (investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.


         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.


         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than seven years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.


         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares, or $1 million or more of Class C shares from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than

$100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore you should analyze your options carefully.


         o Are There Differences in Account Features That Matter to You? Because some account features such as checkwriting may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.


How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


         o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.


         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.


         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds and to have the Transfer Agent send redemption proceeds or to transmit dividends and distributions.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.


         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").


         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.


         Special Sales Charge Arrangements for Certain Persons. Appendix A in this prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


-----------------------------------------------------------------------------------------------------------------
                                                Front-End                 Front-End                  Commission
                                                Sales Charge              Sales Charge               as
                                                as a                      as a                       Percentage
                                                Percentage                Percentage                 of Offering
                                                of Offering               of Amount                  Price
Amount of Purchase                              Price                     Invested
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%                     4.98%                      4.00%
-----------------------------------------------------------------------------------------------------------------
$50,000 or more
but less than
$100,000                                        4.50%                     4.71%                      4.00%
------------------------------------------------------------------------------------------------------------------
$100,000 or more
but less than
$250,000                                        3.50%                     3.63%                      3.00%
------------------------------------------------------------------------------------------------------------------
$250,000 or more
but less than
$500,000                                        2.50%                     2.56%                      2.25%
------------------------------------------------------------------------------------------------------------------
$500,000 or more
but less than
$1 million                                      2.00%                     2.04%                      1.80%
------------------------------------------------------------------------------------------------------------------

         The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.


         The Distributor pays dealers of record commissions on those non-retirement purchases in an amount equal to the sum of 1.0%. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts, on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.


         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.
 The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         o the Manager or its affiliates;

         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;

         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
         o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares).

         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or

         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

         o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, reimbursement is to be made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Board of Trustees has currently set the service fee rate at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% (currently set at 0.15% as described above) of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described below in "Waivers of Class B and Class C Sales Charges."

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                                                 Contingent Deferred Sales Charge
Years Since Beginning of Month in                                On Redemptions in That Year
which Purchase Order Was Accepted                                (As % of Amount Subject to Charge)
-----------------------------------------------------------------------
0-1                                                              5.0%

1-2                                                              4.0%

2-3                                                              3.0%

3-4                                                              3.0%

4-5                                                              2.0%

5-6                                                              1.0%

6 and following                                                  None

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

         o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C Shares."

         o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.


         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.


Distribution and Service Plans for Class B and Class C Shares. The Fund has asopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. The Board of Trustees has currently set the service fee at 0.15% per year, which amount may be increased by Board from time to time up to the maximum of 0.25%.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers who sell those shares. The Fundpays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 3.85% of the purchase price of Class B shares to dealers from its own resources at the trime of sale. Including the advance of the service fee, the total amount paid by the Distributor to the Dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales commissions of 0.90% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If the Fund terminates either Plan, the Board of

Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated. At December 31, 1995 and July 31, 1996, the end of the Class B Plan years, the Distributor had incurred unreimbursed expenses under the Class B Plan of $200,879 and $438,267, respectively (equal to 3.85% and 4.50%, respectively, of the Fund's net assets represented by Class B shares), which have been carried over into the present plan year. At December 31, 1995 and July 31, 1996, the end of the Class C Plan years, the Distributor had incurred unreimbursed expenses under the Class C Plan of $843 and $2,768, respectively (equal to 1.68% and 2.10%, respectively, of the Fund's net assets represented by Class C shares), which have been carried over into the present plan year.


         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances, as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.


         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemption of shares in the following cases:

         o redemption from accounts following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:


         o shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         o Exchanging Shares.  With the OppenheimerFunds Exchange
Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

         o Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.


How to Sell Shares

         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent.

The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525- 7048, for assistance.

         o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement

         o The redemption check is not sent to the address of record on your account statement

         o Shares are being transferred to a Fund account with a different owner or name
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

         o Your name
         o The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and

         o Any special requirements or documents requested by the
Transfer          Agent to assure proper authorization of the person asking
to sell           shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but which may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         o To redeem shares through a service representative, call 1-
800-852-8457
         o To redeem shares automatically on PhoneLink, call 1-800-533-
3310


         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

         o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.


         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application, or you can contact the Transfer Agent for signature cards which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish Checkwriting in another Oppenheimer fund, simply call 1-800-525- 7048 to request Checkwriting for an account in this Fund with the same registration as the previous Checkwriting account.


         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.
         o Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be "Class A Shares" for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852- 8457 or by using
PhoneLink for automated exchanges, by calling 1- 800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.


         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

         o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The Offering of Shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for Redeemed Shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. The
Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and pays such dividends to shareholders monthly. Normally, dividends are paid on or about the tenth business day of each month, but the Board of Trustees can change that date. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.


         For the fiscal year ended July 31, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level requires the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund anticipates paying dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's net asset value per share. The Board of Trustees may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any net capital gains.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends July 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.


Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

         o Reinvest All Distributions In The Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
         o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
         o Receive All Distributions In Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.

         o Reinvest Your Distributions In Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.


Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders for Federal income tax purposes. It does not matter how long you hold your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Certain distributions are subject to Federal income tax and may be subject to state and/or local taxes. Such distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                            APPENDIX TO PROSPECTUS OF
                      OPPENHEIMER NEW JERSEY MUNICIPAL FUND

         Graphic material included in Prospectus of Oppenheimer New Jersey Municipal Fund: "Comparison of Change in Value of $10,000
Hypothetical Investments in Oppenheimer New Jersey Municipal Fund and the Lehman Brothers Municipal Bond Index."

A linear graph will be included in the Prospectus of Oppenheimer New Jersey Municipal Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund since the commencement of the Fund's operations (March 1, 1994) as to Class A and Class B shares and since August 29, 1995 (inception of Class C shares) as to Class C shares of the Fund through to December 31, 1995, and comparing such values with the same investments over the same time periods with The Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Performance of the Fund - How Has the Fund Performed?"



                                Oppenheimer
Fiscal/Year                     New Jersey                   Lehman Brothers
Period Ended                    Municipal Fund A             Municipal Bond Index
3/1/94(1)                       $9,525                       $10,000
12/31/94                        $9,084                       $ 9,625
12/31/95                        $10,394                      $11,307
7/31/96                         $10,581                      $11,358

                                Oppenheimer
Fiscal/Year                     New Jersey                   Lehman Brothers
Period Ended                    Municipal Fund B             Municipal Bond Index

3/1/94(1)                       $10,000                      $10,000
12/31/94                        $ 9,461                      $10,625
12/31/95                        $10,746                      $11,307
7/31/96                         $10,599                      $11,358

                                Oppenheimer
Fiscal/Year                     New Jersey                   Lehman Brothers
Period Ended                    Municipal Fund C             Municipal Bond Index

                                                       -51-




8/29/95(2)                      $10,000                      $10,000
12/31/95                        $10,407                      $10,478
7/31/96                         $10,441                      $10,525

(1) The Fund commenced operations on March 1, 1994.
(2) Class C shares of the Fund were first publicly offered on August
29, 1995.


                                   APPENDIX A

         Special Sales Charge Arrangements for Shareholders of the Fund
            Who Were Shareholders of the Former Quest for Value Funds



    The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

o Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders

o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.



                                               Front-End        Front-End
                                               Sales            Sales                     Commission
                                               Charge           Charge                    as
                                               as a             as a                      Percentage
Number of                                      Percentage       Percentage                of
Eligible Employees                             of Offering      of Amount                 Offering
or Members                                     Price            Invested                  Price
9 or fewer                                     2.50%            2.56%                     2.00%

At least 10 but not
 more than 49                                  2.00%             2.04%                     1.60%

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages __ to __ of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o  Special Class A Contingent Deferred Sales Charge Rates.

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

o  Waiver of Class A Sales Charges for Certain Shareholders.

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

o  Waivers for Redemptions of Shares Purchased Prior to March 6,
1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995 in connection with: (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.


o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by the merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Oppenheimer New Jersey Municipal Fund
Two World Trade Center
New York, New York  10048-0203


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York  10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York  10048-0203


Transfer Agent and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
One Citicorp Center
New York, New York  10154


Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky
Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc. OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0395.1196.N * Printed on recycled paper

Oppenheimer New Jersey Municipal Fund


Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated November 25, 1996

         This Statement of Additional Information is not a Prospectus. This document contains additional information about Oppenheimer New Jersey Municipal Fund (the "Fund") and supplements information in the Prospectus dated November 25, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.



Contents                                                                Page

About The Fund
Investment Objective and Policies..........................................
     Investment Policies and Strategies....................................
     Special Investment Considerations - New Jersey Municipal Securities...
     Other Investment Techniques and Strategies............................
     Other Investment Restrictions.........................................
How the Fund is Managed ...................................................
     Organization and History..............................................
     Trustees and Officers of the Trust....................................
     The Manager and Its Affiliates........................................
Brokerage Policies of the Fund.............................................
Performance of the Fund....................................................
Distribution and Service Plans.............................................
About Your Account
       How To Buy Shares...................................................
       How To Sell Shares..................................................
       How To Exchange Shares..............................................
       Dividends, Capital Gains and Taxes..................................
       Additional Information About the Fund...............................
Financial Information About the Fund
Independent Auditors' Report...............................................
Financial Statements.......................................................
Appendix A:  Description of Ratings Categories.............................A-1
Appendix B:  Tax-Equivalent Yield Tables...................................B-1
Appendix C:  Industry Classifications......................................C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms used in the Prospectus.

         Municipal Securities

         Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation" and "revenue" or "industrial development" bonds.

          General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the money from which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

          Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use of business taxes, and are payable from these specific future taxes.

          Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

          Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

          Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

          Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          Municipal Lease Obligations. From time to time the Fund may invest in municipal lease obligations, some of which may be illiquid and others which the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the risk of such "non- appropriation," municipal lease securities do not yet have a highly developed market to provide the same degree of liquidity as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

          Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local government, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Further, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, the Tax Reform Act revised downward the limitations as to the amount of private activity bonds which each state may issue, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

         A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state of municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

         The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. The Fund anticipates that under normal circumstances it will not purchase any such securities in an amount greater than 20% of its total assets.


          Ratings of Municipal Securities. Moody's, S&P's, Fitch's and Duff & Phelps' ratings (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.


Special Investment Considerations - New Jersey Municipal Securities. As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of New Jersey and its subdivisions, agencies, instrumentalities or authorities and the other issuers which issue the New Jersey Municipal Securities in which the Fund concentrates its investments. Investors should also consider the factors discussed below under "Other Investment Techniques and Strategies".

         The following information on risk factors in concentrating in New Jersey Municipal Securities is only a summary, based on publicly available information and official statements relating to information compiled annually by the State of New Jersey (the "State") and other private sources, and no representation is made as to the accuracy of such information. The information is provided as general information intended to give a recent historical description regarding the State and its economy and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State or to provide financial, economic or general information regarding the State or any other issuer of New Jersey municipal securities or the risk factors related to an investment in the same. The Fund has not independently verified this information.


         New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,071 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         After enjoying an extraordinary boom during the mid-1980's, the State, as well as the rest of the northeast United States, slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). From fiscal 1984 to 1988 revenues of the State grew almost 40%, increasing accumulated surpluses in government funds from $1.02 billion to $1.93 billion during that period. This growth has slowed, however, since 1988. The State had an operating deficit for the 1989 and 1990 fiscal years and operations reduced the General Fund balance to $391.5 million for the fiscal year 1989, to $1 million for the fiscal year 1990, to $1.4 million for the fiscal year 1991, to $760.8 million for the fiscal year 1992, to $937.4 million for the fiscal year 1993, to $926 million for the fiscal year 1994, to $569.2 million for the fiscal year 1995, and for the fiscal year 1996 the balance in the General Fund is estimated to be $471.1 million. The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes and federal sources and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund.


         The State finances capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

         The State may also enter into lease finance arrangements, through which rental payments made by the State are sufficient to cover debt service on the obligations issued to finance the project. Such rental payments are subject to annual appropriation by the State Legislature. Also, various State entities have issued obligations to which the State has a "moral obligation" to appropriate funds to cover a deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations. The State Legislature, however, is not legally bound to make such an appropriation.

         The State has extensive control over school districts, cities, counties and local financing authorities. Such local finance system is regulated by various statutes designed to assure that these entities remain on a sound financial basis. State laws impose specific limitations on local appropriations, with exemptions subject to state approval. The State shares the proceeds of a number of taxes, with funds going primarily for local education programs, homestead rebates, medicaid and welfare programs. Certain bonds are issued by localities but supported by direct state payments. In addition, the State participates in local wastewater treatment programs.

         Although counties, municipalities and school districts finance capital projects through the sale of general obligation bonds, backed by their respective taxing power, other entities, including local financing authorities, typically finance their capital needs through the sale of bonds backed by a particular pledge of revenues, which may or may not include revenues derived from taxing powers.



         By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss was followed by an employment gain of 200,700 from May 1992 to October 1995, a recovery of 77% of the jobs lost during the recession. More than two-thirds of this number, nearly 138,000 jobs, were recovered in the 31 month period from January 1994 to August 1996.

         Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6 percent during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.4% in 1995 and 6.1% for the four-month period from May 1996 through August 1996.

         For the recovery period as a whole, May 1992 to August 1996, service-producing employment in New Jersey has expanded by 228,500 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,500 and 8,100, respectively, in the 12-month period ending August 1996.

         The insured unemployment rate, i.e. the number of individuals claiming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during the calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and the first six months of 1996. As of August 1, 1996, the State's employment insurance trust fund balance stood at $2.1 billion.

         The State has benefited from the national recovery. New Jersey's recovery is in its fifth year and appears to be sustainable, now that the national economy has soft landed. The U.S. economy is in a period of steady, moderate growth, having slowed enough during the fourth quarter of 1995 and first quarter of 1996 to avoid inflation but not enough to slip into a recession. While the latest national indicators show that economic growth accelerated during the second quarter of this year, the inflation rate has remained low.

         Prospects for New Jersey appear favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue with job creation concentrated most heavily in the service industries.

         Other Investment Techniques and Strategies

          When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

          Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or U.S. branch of a foreign bank with total domestic assets of a least $1 billion or broker-dealer with net capital of at least $50 million which has been designated a primary dealer in government securities) for delivery on an agreed- on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered loans under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will continuously monitor the collateral's value and will impose creditworthiness requirements to confirm that the vendor is financially sound.

          Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the market value of the loaned securities and must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. Income from securities loans is not included in the exempt-interest dividends paid by the Fund. The Fund will not enter into any securities loans having a duration of more than one year.

          Inverse Floaters and Other Derivative Securities. The Fund will invest in inverse floaters in the expectation that they will provide higher expected tax-exempt yields than are available for fixed-rate bonds having comparable credit ratings and maturity. In certain instances, the holder of an inverse floater may have an option to convert it into a fixed-rate bond pursuant to a "rate lock option." Inverse floaters may produce relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will continue to earn above-market interest rates because they are receiving the higher long-term rates and have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than conventional long-term municipal bonds.

         Investing in inverse floaters that have interest rate caps might be a part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps may be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the "strike" price the "cap" generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the strike price, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

          Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the repurchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or standby commitments may not qualify as tax exempt in its hands if the terms of the put or standby commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

          Hedging. As described in the Prospectus, the Fund may employ one or more types of hedging instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Municipal Bond Index Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Interest Rate Futures or Municipal Bond Index Futures, or (ii) buy calls on such Futures or on securities. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

          Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the underlying investment until the call lapsed or were exercised.

          Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). An Interest Rate Future obligates the seller to deliver and the purchaser to take the related debt securities at a specified price on a specified date. No amount is paid or received upon the purchase or sale of an Interest Rate Future.

         The Fund may concurrently buy and sell Futures contracts in the expectation that the Future purchased will outperform the Future sold. For example, the Fund might simultaneously buy Municipal Bond Futures and sell U.S. Treasury Bond Futures. This type of transaction would be profitable to the Fund if municipal bonds, in general, outperform U.S. Treasury bonds. Risks of this type of Futures strategy include the possibility that the Manager does not correctly assess the relative durations of the investments underlying the Futures, with the result that the strategy changes the overall duration of the Fund's portfolio in a manner that increases the volatility of the Fund's price per share. Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond to decline about 3%.

         Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, equal to a specified percentage of the contract amount, with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

          Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

          Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

     When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause it to sell underlying investments, thus increasing its turnover rate in a manner beyond its control. The exercise by the Fund of puts may also cause the sale of underlying investments, also causing turnover, since the underlying investment might be sold for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or a put or sells a call. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be more sensitive to changes in the value of the underlying investments.

          Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

          Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. When the Fund writes an over-the- counter("OTC") option, it intends to into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of its restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its portfolio turnover rate. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options as to underlying investments are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

          Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options on futures as established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. Under the Rule, the Fund also must use short futures and options on futures positions solely for "bona fide hedging purposes" within the meaning and intent of the Commodity Exchange Act.


         Transactions in options by the Fund are subject to limitations established by the Option Exchanges, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transaction. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

          Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

          Possible Risk Factors in Hedging. In addition to the risks with respect to Futures and options discussed in the Prospectus and above, there is a risk in using short hedging by selling Interest Rate Futures and Municipal Bond Index Futures that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of such debt securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value of its debt securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

         If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Interest Rate Futures, Municipal Bond Index Futures and/or calls on such Futures or debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

          Diversification. For purposes of the investment restrictions set forth in the Prospectus and above, the identification of the "issuer" of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed the sole issuer. However, if in either case the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other agency. In applying these restrictions to the Fund's investments, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing more than 25% of the total assets of the Fund in securities paying interest from revenues of similar type projects, or in industrial development bonds. Neither of these are fundamental policies, and therefore may be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Statement of Additional Information will be supplemented accordingly.

Other Investment Restrictions

         The most significant investment restrictions that apply to the Fund are described in the Prospectus. The following investment restrictions are also fundamental policies of the Fund, and, together with the Fund's fundamental policies and investment objective described in the Prospectus, can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding shares are present or represented by a proxy, or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot:

          Invest in real estate, but the Fund may invest in Municipal Securities or other permitted securities secured by real estate or interests therein;
          Purchase securities other than Hedging Instruments on margin; however, the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;
          Make short sales of securities;
          Invest in or hold securities of any issuer if those officers and Trustees or Directors of the Fund or its adviser beneficially owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; or
          Invest in securities of any other investment company, except in connection with a merger with another investment company.

         For purposes of the Fund's policy not to concentrate its assets, described in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy. In connection with the sale of its shares in the State of Ohio, the Fund undertakes, as a non-fundamental policy, that with respect to 75% of its total assets, it will purchase no more than 10% of the outstanding voting securities of any one issuer.

How the Fund Is Managed

Organization and History. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Trust valued at $25,000 or more or holding at least 1% of the Trust's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while

Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Trust. The Trust's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees (except Ms. Macaskill, who is not a director of Oppenheimer Money Market Fund, Inc.) are also trustees or directors of Oppenheimer Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund,
Oppenheimer Target Fund, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust, Oppenheimer World Bond Fund and Oppenheimer Series Fund, Inc. (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Donohue, Bishop, Bowen, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Trust. As of November 6, 1996, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding Class A, Class B and Class C shares of the Trust and the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed above, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

         Leon Levy, Chairman of the Board of Trustees; Age 71
         31 West 52nd Street, New York, New York 10019
         General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings Inc. (real estate development).

         Robert G. Galli, Trustee; Age 63
         Vice Chairman of OppenheimerFunds, Inc. (the "Manager"); formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President & General Counsel and a director of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, and an officer of other Oppenheimer funds.

         Benjamin Lipstein, Trustee; Age 73
         591 Breezy Hill Road, Hillsdale, New York 12529

         Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a Director of Sussex Publishers, Inc. (Publishers of Psychology Today and
         Mother Earth News) and of Spy Magazine, L.P.

         Bridget A. Macaskill, President and Trustee; Age 48*
         President, Chief Executive Officer and a Director of the Manager, Chairman and a Director of SSI, President and a Director of OAC, HarbourView, and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

         Elizabeth B. Moynihan, Trustee; Age 67
         801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
         Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), and the National Building Museum; a member of the Trustees Council, the Preservation League of New York State, and of the Indo-U.S. Sub-Commission on Education and Culture.

         Kenneth A. Randall, Trustee; Age 69
         6 Whittaker's Mill, Williamsburg, Virginia 23185
         A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), Enron-Dominion Cogen Corp. (cogeneration company), Kemper Corporation (insurance and financial services company), Fidelity Life
         Association (mutual life insurance company); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

         Edward V. Regan, Trustee; Age 66
         40 Park Avenue, New York, New York 10016
         Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

         Russell S. Reynolds, Jr., Trustee; Age 64
         200 Park Avenue, New York, New York 10166
         Founder, Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship, Inc. (consulting and publishing); a director of XYAN Inc. (printing), Professional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.

         Sidney M. Robbins, Trustee; Age 84
         50 Overlook Road, Ossining, New York 10562
         Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; Emeritus Funding Director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.


--------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


         Donald W. Spiro, Vice Chairman and Trustee; Age
         70* Chairman Emeritus and a director of the Manager;  formerly Chairman
         of  the   Manager   and   OppenheimerFunds   Distributor,   Inc.   (the
         "Distributor").

         Pauline Trigere, Trustee; Age 83
         498 Seventh Avenue, New York, New York 10018
         Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

         Clayton K. Yeutter, Trustee; Age 65
         1325 Merrie Ridge Road, McLean, Virginia 22101
         Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), IMC Global Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S.
         Department of Agriculture, and U.S. Trade Representative.

         Andrew J. Donohue, Secretary; Age 46
         Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

         Caryn Halbrecht, Vice President and Portfolio Manager; Age 39
         Vice President of the Manager; an officer of other Oppenheimer funds; formerly Vice President of Fixed Income Portfolio Management at Bankers Trust Company.

         George C. Bowen, Treasurer; Age 60

         3410 South Galena Street, Denver, Colorado 80231
         Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.


--------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


         Robert G. Zack,  Assistant  Secretary;  Age 48
         Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

         Robert Bishop, Assistant Treasurer; Age 37
         3410 South Galena Street, Denver, Colorado, 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

         Scott Farrar, Assistant Treasurer; Age 31
         3410 South Galena Street, Denver, Colorado, 80231
         Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

          Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended December 31, 1995 and from all of the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:


                                                             Retirement
                                                             Benefits                   Total Compensation
                                   Aggregate                 Accrued                    From All
                                   Compensation              as Part of                 New York-based
Name and Position                  From Fund                 Fund Expenses              OppenheimerFunds1
Leon Levy, Chairman                $4,060                    $2,005                     $141,000.00
 and Trustee

Benjamin Lipstein,                 $2,482                    $1,226                     $ 86,200.00
 Study Committee
 Chairman, Audit
 Committee Member

                                                       -20-





 and Trustee

Elizabeth B. Moynihan,             $2,482                    $1,226                     $ 86,200.00
 Study Committee
 Member2 and Trustee

Kenneth A. Randall,                $2,258                    $1,115                     $ 78,400.00
 Audit Committee
 Chairman and Trustee


                                                             Retirement
                                                             Benefits                   Total Compensation
                                   Aggregate                 Accrued                    From All
                                   Compensation              as Part of                 New York-based
Name and Position                  From Fund                 Fund Expenses              OppenheimerFunds1
Edward V. Regan,                   $1,981                    $  979                     $ 68,800.00
 Proxy Committee
 Chairman, Audit Committee
 Member2 and Trustee

Russell S. Reynolds, Jr.,          $1,500                    $  741                     $ 52,100.00
 Proxy Committee Member
 and Trustee

Sidney M. Robbins,                 $3,516                    $1,737                     $122,100.00
 Study Committee
 Advisory Member, Audit
 Committee Advisory
 Member and Trustee

Pauline Trigere,                   $1,500                    $  741                     $ 52,100.00
 Trustee

Clayton K. Yeutter,                $1,500                    $  741                     $ 52,100.00
 Proxy Committee
 Member and Trustee

----------------------

1For the 1995 calendar year.
2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.



                                                             Retirement
                                                             Benefits                   Total Compensation

                                                       -21-





                                   Aggregate                 Accrued                    From All
                                   Compensation              as Part of                 New York-based
Name and Position                  From Fund                 Fund Expenses              OppenheimerFunds

Leon Levy, Chairman                $673                      $4,505                     $141,000.00
 and Trustee



                                   Retirement
                                                             Benefits                   Total Compensation
                                   Aggregate                 Accrued                    From All
                                   Compensation              as Part of                 New York-based
Name and Position                  From Fund                 Fund Expenses              OppenheimerFunds1

Benjamin Lipstein,                 $412                      $2,753                     $ 86,200.00
 Study Committee
 Chairman, Audit
 Committee Member
 and Trustee

Elizabeth B. Moynihan,             $412                      $2,753                     $ 86,200.00
 Study Committee
 Member2 and Trustee

Kenneth A. Randall,                $375                      $2,504                     $ 78,400.00
 Audit Committee
 Chairman and Trustee

Edward V. Regan,                   $329                      $2,198                     $ 68,800.00
 Proxy Committee
 Chairman, Audit Committee
 Member1 and Trustee

Russell S. Reynolds, Jr.,          $249                      $1,664                     $ 52,100.00
 Proxy Committee Member
 and Trustee

Sidney M. Robbins,                 $584                      $3,900                     $122,100.00
 Study Committee
 Advisory Member, Audit
 Committee Advisory
 Member and Trustee

Pauline Trigere,                   $249                      $1,664                     $ 52,100.00

                                                       -22-





 Trustee

Clayton K. Yeutter,                $249                      $1,664                     $ 52,100.00
 Proxy Committee
 Member and Trustee

----------------------

1Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.


         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal year ended December 31, 1995 and the fiscal period ended July 31, 1996 $12,698 and $23,605 was accrued for the Fund's projected retirement obligations.


          Major Shareholders. As of November 6, 1996, the only persons who owned of record or is known to the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were as follows:



                                                                              Percentage of
                                                                                Outstanding Shares
Name & Address                              Number of Shares                    of the Class
Class B

Merrill Lynch Pierce Fenner                 65,663.000                          6.23%
  & Smith
for the Sole Benefit of its
Customers
Att.: Fund Administration/97DN2
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Class C

Ellen Carr & Arthur Carr &                  5,660.889                           19.19%
Ronald Carr
JT TEN WROS NOT TC
192 Hidden Hollow Court
Edison, NJ 08820-1066

Michael T. Robinson &                       5,147.309                           17.45%

                                                       -23-





Nancy E. Robinson
JT TEN WROS NOT TC
15 Heath Drive
Basking Ridge, NJ 07920-1949





                                                                                Percentage of
                                                                                Outstanding Shares
Name & Address                              Number of Shares                    of the Class

Merrill Lynch Pierce Fenner                 3,388.000                           11.48%
  & Smith
For the Sole Benefit of its
Customers
Attn.: Fund Administration/97HF5
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Mary L. Parker                              2,777.778                           9.41%
612 Cambridge Road
Turnersville, NJ 08012-1430

James J. Hayden & Anne M. Hayden            2,639.854                           8.95%
JT TEN WROS NOT TC
91 Howe Lane
Freehold, NJ 07728-3336

Diane M. Jacek                              2,278.633                           7.72%
280 Chestnut Street
Kearny, NJ 07032-2502

Franca Esposito &                           2,139.597                           7.25%
Giulio Esposito
JT TEN WROS NOT TC
540 Butler Street
Avenel, NJ 07001-1102

Beverly Crane & Gerald Crane                1,847.846                           6.26%
JT TEN WROS NOT TC
46 Geatry Drive
Englewood, NJ 07631-5034



The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Galli and Spiro) serve as Trustees of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


          The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal period from March 1, 1994 to December 31, 1994, the fiscal year ended December 31, 1995 and the fiscal period ended July 31, 1996, the management fee payable by the Fund to the Manager was $21,740, $63,400 and $62,334, respectively. These amounts do not reflect the expense assumption of $38,370, $102,282 and $67,889 by the Manager for such period.

         The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the investment advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. In addition, the Manager has voluntarily agreed to assume the expenses of the Fund to the extent required to enable the Fund to pay dividends per Class A share at the rate of $.612 per year. The payment of the management fee and other expenses will be reduced monthly to the extent necessary so that there will not be any accrued but unpaid liability under this voluntary expense assumption undertaking. To enable the Fund to pay dividends per Class A share at a set rate, the Manager will assume certain Fund level expenses as well as Class A expenses. Therefore, Class B and Class C shareholders will benefit from the expense assumption. The Manager reserves the right to modify or terminate a voluntary expense assumption undertaking at any time. Any assumption of the Fund's expenses under a voluntary undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager or one of its affiliates shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

          The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plan, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the period March 1, 1994 (inception of the Fund) through December 31, 1994, the fiscal year ended December 31, 1995, and the fiscal period ended July 31, 1996, sales charges paid by investors on purchases of Class A shares were $102,836, $146,598 and $104,007, respectively, of which $19,169, $34,262 and $19,481 was retained by the Distributor. During the period March 1, 1994 through December 31, 1994, no contingent deferred sales charge were collected on redemption of Class B shares; for the fiscal year ended December 31, 1995 and the fiscal period ended July 31, 1996, the contingent deferred sales charges collected on the Fund's Class B shares totaled $27,816 and $13,422, all of which the Distributor retained. During the Fund's fiscal period August 29, 1995 through December 31, 1995 and the fiscal period January 1, 1996 through July 31, 1996, no contingent deferred sales charges were collected for the Class C shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

          The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, a division of the Manager, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Trust (those Trustees of the Trust who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.


         Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

Performance of the Fund


Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield" "average annual total return", "cumulative total return," "average annual total return at net asset value," and "total return at net asset value" of an investment in a class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.


          Standardized Yields

          Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd



        The symbols above represent the following factors:

         a =     dividends and interest earned during the 30-day period.
         b =     expenses accrued for the period (net of any expense
                 reimbursements).
         c =     the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =     the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A, Class B and Class C shares were 3.96%, 3.40% and 2.95%, respectively. For the 30-day period ended July 31, 1996, the standardized yields for the Fund's Class A, Class B and Class C shares were 3.95%, 3.41% and 3.28%, respectively.


          Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal, state and city taxable income (the net amount subject to Federal and state income taxes after deductions and exemptions). The tax equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply, and that state income tax payments are fully deductible for income tax purposes. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax- equivalent yields (after expense assumptions by the Manager) for its Class A, Class B and Class C shares for the 30-day period ended December 31, 1995, for an individual taxpayer in the 43.57% combined tax bracket were 7.02%, 6.03% and 5.23%, respectively. For the 30-day period ended July 31, 1996, the Fund's tax-equivalent yield for an individual taxpayer in the 43.57% combined tax bracket were 7.00%, 6.04% and 5.81%, respectively.

          Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:


Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


        The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges. From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period.


         The dividend yields on Class A shares for the 30-day period ended December 31, 1995, were 5.24% and 5.50% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended December 31, 1995, was 4.75%. The dividend yield on Class C shares for the 30-day period ended December 31, 1995 was 4.61%. Distribution returns for the 30-day period ended December 31, 1995 are the same as the above-quoted dividend yields. No portions of the Class A, Class B or Class C dividends for the year ended December 31, 1995 were derived from realized capital gains. The dividend yields on Class A shares for the 30-day period ended July 31, 1996, were 5.09% and 5.35% when calculated at maximum offering price and at net asset value, respectively. The dividend yields on Class B and Class C shares for the 30-day period ended July 31, 1996, were 4.61% and 4.50%, respectively, when calculated at net asset value.


          Total Return Information

          Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

          Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


ERV - P
------- = Total Return
   P

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge of (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below. For Class C shares, the payment for the 1.0% contingent deferred sales charge is applied to the investment result for the one year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


         For the one year period ended December 31, 1995 and for the period from March 1, 1994 (commencement of offering) through December 31, 1995, the average annual total returns on an investment in Class A shares of the Fund were 8.98% and 2.13%, respectively, and in Class B shares of the Fund over those periods were 8.59% and 1.91%, respectively. The cumulative total returns for Class A and Class B shares for the latter period were 3.94% and 3.53%, respectively. For the period from August 29, 1995 through December 31, 1995, the cumulative total return on an investment in Class C shares of the Fund was 3.07%. The "average annual total returns" on an investment in Class A shares of the Fund for the one year period ended July 31, 1996 and for the period from March 1, 1994 (commencement of offering) through July 31, 1996 were 1.36% and 2.36%, respectively, and in Class B shares of the Fund over those periods were 0.61% and 2.44%, respectively. The cumulative total returns for the Class A and Class B shares for the latter period were 5.81% and 5.99%, respectively. For the period from August 29, 1995 through July 31, 1996, the cumulative total return on an investment in Class C shares of the Fund was 4.41%.

          Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares. It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total returns at net asset value on the Fund's Class A shares for the period from March 1, 1994 (commencement of offering) through December 31, 1995, and for the one-year period ended December 31, 1995, was 4.88% and 14.42% respectively. The average annual total returns at net asset value on the Fund's Class B shares for the fiscal period from March 1, 1994 (commencement of offering) through December 31, 1995, and for the one-year period ended December 31, 1995, was 4.00% and 13.59%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period from August 29, 1995 through December 31, 1995 was 4.07%. The average annual total returns at net asset value for the Fund's Class A shares for the period from March 1, 1994 (commencement of offering) through July 31, 1996, and for the one year period ended July 31, 1996 was 6.41% and 4.45%, respectively. The average annual total returns at net asset value for the Fund's Class B shares for the period from March 1, 1994 (commencement of offering) through July 31, 1996, and for the one year period ended July 31, 1996 was 5.61% and 3.59%, respectively. The cumulative total return at net asset value on the Fund's Class C shares for the period from August 29, 1995 through July 31, 1996 was 5.41%.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

          Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds, other than money market funds, and (ii) all other New Jersey municipal bond funds. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a given fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change.

         From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed or insured as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), or the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


Distribution and Service Plans

         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will make payments the Distributor in connection with the distribution and/or servicing of the shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares.

         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.


         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by Class. All material amendments must be approved by the Board and the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Trust's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B Plan and the Class C Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.


         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the Plans and set no minimum amount.


         For the fiscal year ended December 31, 1995 and July 31, 1996, payments under the Class A Plan totaled $16,259 and $14,602, of which $411 and $0 were paid by the Distributor to an affiliate. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor. At December 31, 1995 and July 31, 1996, the Distributor had incurred unreimbursed expenses under the Plan of $200,879 and $438,267 (equal to 3.85% and 4.50% of the Fund's net assets represented by Class B shares on that date), which have been carried over to the present Plan year. At December 31, 1995 and July 31, 1996, the Distributor had incurred unreimbursed expenses under the Plan of $843 and $2,768 (equal to 1.68% and 2.10% of the Fund's net assets represented by Class C shares on that date), which have been carried over to the present Plan year.

         The Class B Plan and the Class C Plan allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Service fee payments by the Distributor to Recipients will be made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount up to 0.25% of the net asset value of the shares purchased by the Recipient or its customers (the Board has currently set the service fee at 0.15% per year, which amount may be increased by the Board from time to time up to the maximum of 0.25%) and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of up to 0.25% of the average daily net asset value of Class B shares held in accounts of the Recipient or its customers. For the fiscal year ended December 31, 1995 and July 31, 1996, payments under the Class B plan totaled $40,713 and $45,242, of which $45 and $0 were paid to an affiliate and $34,481 and $37,850, of which was retained by the Distributor. For the fiscal year ended December 31, 1995 and July 31, 1996, payments under the Class C plan totaled $2 and $430, all of which was retained by the Distributor.

         Although the Class B Plan and the Class C Plan permit the Distributor to retain both the asset-based sales charges and the service fee on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Rules of Conduct of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

         The Class B Plan and the Class C Plan provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How To Buy Shares


Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.


         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees,
(iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan and/or Service fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in Municipal Securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and asked prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced by the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available.

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts, calls, Interest Rate Futures and Municipal Bond Index Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between the bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings, aunts, uncles, nieces and nephews.

          The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
   Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term  Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special  Minerals  Fund
Oppenheimer Strategic  Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International  Bond Fund
Oppenheimer Enterprise  Fund
Oppenheimer International   Growth  Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Growth & Income Value  Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest  Officers Value Fund
Oppenheimer Quest Global Value Fund,  Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Bond Fund for Growth
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined  Allocation  Fund
Oppenheimer  LifeSpan  Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund
Rochester Portfolio Series - Limited-Term New York Municipal Fund* Rochester Fund Municipals*



and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

* Shares of the Fund are not presently exchangeable for shares of these funds.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

          Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.


          Terms of Escrow That Apply to Letters of Intent.


         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen- month Letter of Intent period, the escrowed shares will be promptly released to the investor.


         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other OppenheimerFunds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of

Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.


How to Sell Shares

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


          Involuntary Redemptions. The Trust's Board of Trustees has the right to cause the involuntary redemption of the Fund's shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

          Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. This reinvestment does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).
 Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").


         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


          Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

          Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.

Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.


         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.


         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.


         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A, Class B and Class C shares.

         Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of the classes of shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund has a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt- interest dividends which are derived from net investment income earned by the Fund on Municipal

Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1995 were exempt from Federal and New Jersey income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 12% of the Fund's dividends (excluding distributions) paid during 1995 were a tax preference item for shareholders subject to the alternative minimum tax.

         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B and Class C shares. The names of the Funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund


The Custodian. The Custodian of the assets of the Fund is Citibank, N.A. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

     INDEPENDENT AUDITORS' REPORT


     The Board of Trustees and Shareholders of Oppenheimer Multi-State Tax-Exempt Trust:

     We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New Jersey Tax-Exempt Fund (a series of
     Oppenheimer Multi-State Tax-Exempt Trust) as of July 31, 1996, and the statements of operations for the seven month period then ended and the year ended December 31, 1995, the statements of changes in net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Tax-Exempt Fund as of July 31, 1996, the results of its operations for the seven month period then ended and the year ended December 31, 1995, the changes in its net assets for the seven month period ended July 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the seven month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.



     /s/ KPMG Peat Marwick LLP
    -------------------------------------------
     KPMG PEAT MARWICK LLP

     Denver, Colorado
     August 21, 1996

     -------------------------------------------------------------------------------------------------------------
     STATEMENT OF INVESTMENTS JULY 31, 1996

                                RATINGS: MOODY'S/
                                                        S&P'S/FITCH'S                        FACE          MARKET VALUE
                                                        (UNAUDITED)                          AMOUNT        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.1%
------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 82.4%
     -------------------------------------------------------------------------------------------------------------






      Bayonne, New Jersey General Obligation Bonds,
      FGIC Insured, 6%, 5/1/13                          Aaa/AAA/AAA                          $  100,000    $   103,496
     -------------------------------------------------------------------------------------------------------------
      Bergen County, New Jersey Utilities Authority
      Water Pollution Control Revenue Bonds, Series A,
      FGIC Insured, 6.50%, 12/15/12                     Aaa/AAA/AAA                             400,000        427,710
     -------------------------------------------------------------------------------------------------------------
      Camden County, New Jersey Utilities Authority
      Sewer Revenue Bonds:
      Prerefunded, FGIC Insured, 8.125%, 12/1/07        Aaa/AAA                                 505,000        542,047
      Unrefunded Balance,
      FGIC Insured, 8.125%, 12/1/07                     Aaa/AAA                                 245,000        262,074
     -------------------------------------------------------------------------------------------------------------
      Delaware River Joint Toll Bridge Commission
      Revenue Bonds, Interstate 78, Prerefunded,
      FGIC Insured, 7.80%, 7/1/18                       Aaa/AAA/AAA                             175,000        189,912
     -------------------------------------------------------------------------------------------------------------
      Delaware River Port Authority, Delaware
      River Bridges Revenue Refunding Bonds,
      AMBAC Insured, 7.375%, 1/1/07                     Aaa/AAA/AAA                             750,000        809,147
     -------------------------------------------------------------------------------------------------------------
      Essex County, New Jersey Improvement Authority
      Lease Revenue Bonds, Prerefunded,
      AMBAC Insured, 7%, 12/1/20                        Aaa/AAA/AAA                             150,000        166,511
     -------------------------------------------------------------------------------------------------------------
      Hoboken, Union City & Weehawken, New Jersey Sewer
      Authority Revenue Refunding Bonds, MBIA Insured,
      6.20%, 8/1/19                                     Aaa/AAA                                  85,000         88,253
     -------------------------------------------------------------------------------------------------------------
      Hudson County, New Jersey Certificates of
      Participation, Correctional Facility Improvements,
      Prerefunded, BIG Insured, 7.60%, 12/1/21(1)       Aaa/AAA                               2,500,000      2,735,745
     -------------------------------------------------------------------------------------------------------------
      Hudson County, New Jersey Utilities Authority
      System Revenue Bonds, Prerefunded,
      11.875%, 7/1/06                                   Aaa/AAA                                 520,000        665,311
     -------------------------------------------------------------------------------------------------------------
      Lacey Municipal Utilities Authority of New Jersey
      Water Revenue Bonds, Prerefunded,
      BIG Insured, 7%, 12/1/16                          Aaa/AAA                                 500,000        548,670
     -------------------------------------------------------------------------------------------------------------
      Mercer County, New Jersey Improvement Authority
      Revenue Bonds, Justice Complex Project,
      6.05%, 1/1/11                                     Aa/AA-                                  250,000        251,056
     -------------------------------------------------------------------------------------------------------------
      New Brunswick, New Jersey Parking Authority
      Revenue Refunding Bonds, Series A,
      FGIC Insured, 6.50%, 9/1/19                       Aaa/AAA                                 150,000        159,674
     -------------------------------------------------------------------------------------------------------------
      New Jersey Economic Development Authority:
      Pollution Control Revenue Bonds, Public Service
      Electric & Gas Co. Project, Series A,
      MBIA Insured, 6.40%, 5/1/32                       Aaa/AAA                                 500,000        530,071
      Water Facilities Revenue Bonds, American
      Water Co., Inc. Project, Series A, FGIC
      Insured, 6.875%, 11/1/34                          Aaa/AAA/AAA                             500,000        538,042
     -------------------------------------------------------------------------------------------------------------
      New Jersey Health Care Facilities
      Financing Authority Revenue Bonds:
      Centrastate Medical Center, Series A,
      AMBAC Insured, 6%, 7/1/21                         Aaa/AAA/AAA                              100,000       101,804
      Columbus Hospital, Series A, 7.50%, 7/1/21        Baa/BB-                                1,000,000     1,045,872
      Southern Ocean County Hospital,
      Series A, 6.25%, 7/1/23                           Baa/NR/BBB                             1,000,000       990,932
      St. Josephs Hospital & Medical Center,
      Series A, 6%, 7/1/26                              NR/AAA                                   750,000       751,853
     -------------------------------------------------------------------------------------------------------------
      New Jersey Sports & Exposition Authority Revenue
      Bonds, Convention Center Luxury Tax, Series A,
      MBIA Insured, 6.25%, 7/1/20                       Aaa/AAA                                   80,000        83,284

       5   Oppenheimer New Jersey Tax-Exempt Fund

     -------------------------------------------------------------------------------------------------------------
      STATEMENT OF INVESTMENTS (CONTINUED)

                                RATINGS: MOODY'S/
                                                        S&P'S/FITCH'S                        FACE          MARKET VALUE
                                                        (UNAUDITED)                          AMOUNT        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)
     -------------------------------------------------------------------------------------------------------------
      New Jersey State General Obligation Bonds,
      Series D, 8%, 2/15/07                             Aa1/AA+/AA+                          $  400,000    $   493,657
     -------------------------------------------------------------------------------------------------------------
      New Jersey State Housing & Mtg. Finance
      Agency Revenue Bonds:
      Home Buyer, Series J,
      MBIA Insured, 6.20%, 10/1/25                      Aaa/AAA                                 200,000        200,989
      Refunding, Series 1, 6.70%, 11/1/28               NR/A+                                   150,000        155,159
     -------------------------------------------------------------------------------------------------------------
      New Jersey State Turnpike Authority Revenue
      Refunding Bonds, Series C, 6.50%, 1/1/16          Baa1/BBB+/A-                            950,000      1,027,974
     -------------------------------------------------------------------------------------------------------------
      New Jersey Wastewater Treatment Trust
      Revenue Refunding Bonds, Series A,
      MBIA Insured, 7%, 9/1/07                          Aaa/AAA                                 810,000        927,188
     -------------------------------------------------------------------------------------------------------------
      Ocean County, New Jersey General
      Obligation Bonds:
      7.40%, 10/15/00                                   Aa/AA-/AA                               600,000        664,726
      7.50%, 10/15/01                                   Aa/AA-/AA                               500,000        564,671
     -------------------------------------------------------------------------------------------------------------
      Pennsauken Township, New Jersey Board of
      Education Certificates of Participation,
      BIG Insured, 7.70%, 7/15/09                       Aaa/AAA                                 500,000        549,498
     -------------------------------------------------------------------------------------------------------------
      Port Authority of New York & New Jersey
      Consolidated Revenue Bonds:
      Ninety-Fourth Series, 6%, 12/1/14                 A1/AA-/AA-                              200,000        204,932
      Sixty-Ninth Series, 7.125%, 6/1/25                A1/AA-/AA-                              600,000        650,748
     -------------------------------------------------------------------------------------------------------------
      Port Authority of New York & New Jersey Special
      Obligation Revenue Refunding Bonds,
      KIAC-4 Project, 5th
      Installment, 6.75%, 10/1/19                       NR/NR                                   900,000        909,562
     -------------------------------------------------------------------------------------------------------------
      Sussex County, New Jersey General
      Obligation Bonds, General Improvement,
      AMBAC Insured, 6%, 4/1/07                         Aaa/AAA/AAA                             135,000        142,357
                                                                                                          ------------
                                                                                                            17,482,925






------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 15.7%
     -------------------------------------------------------------------------------------------------------------
      Guam Power Authority Revenue Bonds,
      Series A, 6.30%, 10/1/22                          NR/BBB                                  185,000        185,216
     -------------------------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth Aqueduct & Sewer
      Authority Revenue Bonds,
      Escrowed to Maturity, 10.25%, 7/1/09              Aaa/AAA                                 460,000        637,016
     -------------------------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth Highway &
      Transportation Authority Revenue Bonds:
      Series Y, 5%, 7/1/36                              Baa1/A                                 1,000,000       855,659
      Refunding, Series V, 6.625%, 7/1/12               Baa1/A                                   300,000       320,491
     -------------------------------------------------------------------------------------------------------------
      Puerto Rico Electric Power Authority
      Revenue Bonds, Unrefunded Balance,
      Series O, 7.125%, 7/1/14                          Baa1/A-                                  540,000       576,633
     -------------------------------------------------------------------------------------------------------------
      Puerto Rico Industrial, Tourist, Educational,
      Medical & Environmental Control Facilities
      Revenue Bonds, Polytechnic University Project,
      Series A, 6.50%, 8/1/24                           NR/BBB-                                  415,000       418,640
     -------------------------------------------------------------------------------------------------------------
      Virgin Islands Housing Finance Authority
      Single Family Revenue Refunding Bonds,
      Series A, 6.50%, 3/1/25                           NR/AAA                                   350,000       352,246
                                                                                                        --------------
                                                                                                             3,345,901
                                                                                                        --------------

      Total Municipal Bonds and Notes (Cost $20,646,883)                                                    20,828,826

       6   Oppenheimer New Jersey Tax-Exempt Fund


      -----------------------------------------------------------------------------------------------------------------
      STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             FACE         MARKET VALUE
                                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS - 3.3%
-----------------------------------------------------------------------------------------------------------------------
      New Jersey Economic Development Authority
      Manufacturing Facilities Revenue Bonds, VPR Commerce
      Center Project, 3.75%, 8/1/96(2) (Cost $700,000)                                       $  700,000    $   700,000
     ------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENTS, AT VALUE (COST $21,346,883)                                              101.4%    21,528,826
     ------------------------------------------------------------------------------------------------------------------
      LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (1.4)      (302,470)
                                                                                                  ------   ------------

      NET ASSETS                                                                                  100.0%   $21,226,356
                                                                                                  ======   ============

1. Securities with an aggregate market value of $2,735,745 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on July 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represent effective maturity based on a variable rate and, if applicable, demand feature.

As of June 30, 1996, securities subject to the alternative minimum tax amounted to $2,530,910 or 11.92% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:



      INDUSTRY                                                                               MARKET VALUE          PERCENT
      --------                                                                               ------------          -------
      Utilities:
         Water                                                                               $    2,441,610                11.3%
         Sewer                                                                                    1,529,389                 7.1
         Electric                                                                                 1,427,160                 6.6
      General Obligation Bonds                                                                    4,704,652                21.8
      Transportation                                                                              4,218,537                19.6
      Hospitals                                                                                   2,890,460                13.4
      Lease/Rental                                                                                1,327,129                 6.2
      Education                                                                                     968,139                 4.5
      Housing                                                                                       708,394                 3.3
      Letters of Credit                                                                             700,000                 3.3
      Pollution Control                                                                             530,072                 2.5
      Special Tax Bonds                                                                              83,284                 0.4
                                                                                             ---------------              ------
                                                                                             $   21,528,826               100.0%
                                                                                             ===============              ======

      See accompanying Notes to Financial Statements.


       7   Oppenheimer New Jersey Tax-Exempt Fund


                               ---------------------------------------------------------------------------------------------------
                               STATEMENT OF ASSETS AND LIABILITIES JULY 31, 1996



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------






ASSETS                          Investments, at value (cost $21,346,883) - see accompanying statement                 $21,528,826
                                --------------------------------------------------------------------------------------------------
                                Cash                                                                                      144,126
                                --------------------------------------------------------------------------------------------------
                                Receivables:
                                Investments sold                                                                        2,941,224
                                Interest                                                                                  263,263
                                Shares of beneficial interest sold                                                        115,561
                                Daily variation on futures contracts - Note 5                                               7,188
                                --------------------------------------------------------------------------------------------------
                                Other                                                                                       3,718
                                                                                                                ------------------
                                Total assets                                                                           25,003,906

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                     Payables and other liabilities:
                                Investments purchased                                                                   3,637,238
                                Dividends                                                                                  60,520
                                Trustees' fees                                                                             38,835
                                Shareholder reports                                                                        11,389
                                Shares of beneficial interest redeemed                                                     11,145
                                Distribution and service plan fees                                                          2,542
                                Other                                                                                      15,881
                                                                                                                ------------------
                                Total liabilities                                                                       3,777,550

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                            $21,226,356
                                                                                                                ------------------
                                                                                                                ------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                  Paid-in capital                                                                       $21,030,051
NET ASSETS                      --------------------------------------------------------------------------------------------------
                                Overdistributed net investment income                                                     (17,852)
                                --------------------------------------------------------------------------------------------------
                                Accumulated net realized loss on investment transactions                                   (7,162)
                                --------------------------------------------------------------------------------------------------
                                Net unrealized appreciation on investments - Notes 3 and 5                                221,319
                                                                                                                ------------------

                                Net assets                                                                            $21,226,356
                                                                                                                ------------------
                                                                                                                ------------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on net assets
                                of $11,354,321 and 1,023,211 shares of beneficial interest outstanding)             $11.10

                                Maximum offering price per share (net asset value plus sales charge
                                of 4.75% of offering price)                                                         $11.65

                                --------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value,  redemption  price and offering
                                price  per  share   (based  on  net   assets  of
                                $9,740,383  and  878,192  shares  of  beneficial
                                interest outstanding) $11.09

                                --------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value,  redemption  price and offering
                                price per share (based on net assets of $131,652
                                and  11,866   shares  of   beneficial   interest
                                outstanding) $11.09

                                See accompanying Notes to Financial Statements.







                                 8   Oppenheimer New Jersey Tax-Exempt Fund


                               --------------------------------------------------------------------------------------------------
                                STATEMENTS OF OPERATIONS
                                                                                             SEVEN
                                                                                             MONTHS ENDED          YEAR ENDED
                                                                                             JULY 31, 1996(1)      DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               Interest                                                               $671,686          $667,864

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES                        Management fees - Note 4                                                 62,334            63,400
                             ----------------------------------------------------------------------------------------------------
                                Distribution and service plan fees - Note 4:
                                Class A                                                                  14,602            16,259
                                Class B                                                                  45,242            40,713
                                Class C                                                                     430                 2
                             ----------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses - Note 1                                     31,695            24,854
                             ----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                      20,148            24,819
                             ----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                  14,339            22,706
                             ----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                    8,334            12,207
                             ----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                   1,070             1,572
                                Class B                                                                   1,635               650
                                Class C                                                                      46               --
                             ----------------------------------------------------------------------------------------------------
                                Insurance expenses                                                        2,669             5,014
                             ----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                               2,242               313
                             ----------------------------------------------------------------------------------------------------
                                Other                                                                     1,374             3,725
                                                                                                        -------------------------
                                Total expenses                                                          206,160           216,234
                                Less expenses paid indirectly - Note 4                                   (2,102)              --
                                Less reimbursement and assumption of
                                  expenses by OppenheimerFunds, Inc. - Note 4                           (67,889)         (102,282)
                                                                                                        -------------------------

                                Net expenses                                                            136,169           113,952

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                   535,517           553,912

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                    Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)          Investments                                                             (67,460)           14,709






                                Closing of futures contracts                                             45,425               --
                                                                                                       --------------------------
                                Net realized gain (loss)                                                (22,035)           14,709
                                -------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments   (185,048)          698,858
                                                                                                       --------------------------

                                Net realized and unrealized gain (loss)                                (207,083)          713,567

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $328,434        $1,267,479
                                                                                                       ==========================

                                1. The Fund changed its fiscal year end from December 31 to July 31.
                                See accompanying Notes to Financial Statements.


                                 9   Oppenheimer New Jersey Tax-Exempt Fund





                   -----------------------------------------------------------------------------------------------------------------
                   STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SEVEN MONTHS
                                                                                     ENDED JULY 31,    YEAR ENDED DECEMBER 31,
                                                                                     1996(2)           1995            1994(1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS         Net investment income                                             $535,517          $553,912          $190,459
                   -----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                           (22,035)           14,709            (5,176)
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized
                   appreciation or depreciation                                      (185,048)          698,858          (292,491)
                                                                                  --------------------------------------------------
                   Net increase (decrease)
                   in net assets resulting from operations                            328,434         1,267,479          (107,208)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND      Dividends from net investment income:
DISTRIBUTIONS      Class A                                                           (320,924)         (359,044)         (116,609)
TO SHAREHOLDERS    Class B                                                           (212,582)         (195,257)          (73,850)
                   Class C                                                             (2,007)              (18)               --
                   -----------------------------------------------------------------------------------------------------------------
                   Distributions from net realized gain:
                   Class A                                                                 --            (7,650)               --
                   Class B                                                                 --            (4,513)               --
                   Class C                                                                 --                (1)               --

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  Net  increase  in net  assets  resulting  from  INTEREST  beneficial interest transactions - Note 2:
TRANSACTIONS       Class A                                                          2,672,488         4,506,035         4,048,476
                   Class B                                                          4,601,865         1,958,383         3,111,768
                   Class C                                                             81,113            49,978                --

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS         Total increase                                                   7,148,387         7,215,392         6,862,577
                   -----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                             14,077,969         6,862,577                --
                                                                                  --------------------------------------------------
                   End of period [including undistributed (overdistributed) net
                   investment income of $(17,852), $(4) and $403, respectively]   $21,226,356       $14,077,969        $6,862,577
                                                                                  ==================================================


                   1.  For the period from March 1, 1994
                       (commencement of operations) to December 31, 1994.
                   2. The Fund changed its fiscal year end from December 31 to July 31.
                   See accompanying Notes to Financial Statements.


                             10   Oppenheimer New Jersey Tax-Exempt Fund


                                              -----------------------------------------------------------------------------
                                              FINANCIAL HIGHLIGHTS

                                              CLASS A                                   CLASS B
                                              ------------------------------------      -------------------------------------
                                              SEVEN MONTHS                              SEVEN MONTHS
                                              ENDED                                     ENDED
                                              JULY 31,       YEAR ENDED DECEMBER 31,    JULY 31,       YEAR ENDED DECEMBER 31,
                                                1996(2)             1995      1994(3)         1996(2)         1995       1994(3)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $11.26       $10.41     $11.43           $11.25        $10.40      $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .36          .61        .49              .31           .53         .41
Net realized and unrealized gain (loss)                 (.16)         .86      (1.02)            (.16)          .86       (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                               .20         1.47       (.53)             .15          1.39        (.61)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net investment income                    (.36)        (.61)      (.49)            (.31)         (.53)       (.42)
Distributions from net realized gain                     --          (.01)       --               --           (.01)         --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.36)        (.62)      (.49)            (.31)         (.54)       (.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.10       $11.26     $10.41           $11.09        $11.25      $10.40
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                    1.80%       14.42%     (4.63)%           1.34%        13.59%      (5.39)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $11,354       $8,806     $3,877           $9,740        $5,222      $2,986
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $10,036       $6,504     $2,506           $7,774        $4,080      $1,841






------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.49%(6)      5.51%       5.57%(6)           4.70%(6)     4.79%        4.76%(6)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)       1.64%(6)      1.75%       1.46%(6)           2.40%(6)     2.49%        2.29%(6)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor          0.97%(6)      0.80%       0.31%(6)           1.74%(6)     1.53%        1.14%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        33.1%         7.4%        17.3%              33.1%        7.4%       17.3%



                                              -------------------------
                                              FINANCIAL HIGHLIGHTS

                                               CLASS C
                                              -------------------------
                                              SEVEN MONTHS
                                              ENDED        PERIOD ENDED
                                              JULY 31,     DECEMBER 31,
                                              1996(2)      1995(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $11.25       $11.01
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .30          .19
Net realized and unrealized gain (loss)           (.16)         .25
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .14          .44
--------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
Dividends from net investment income              (.30)        (.19)
Distributions from net realized gain               --          (.01)
--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                   (.30)        (.20)
--------------------------------------------------------------------------------
Net asset value, end of period                  $11.09       $11.25
                                                ================================
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)               1.29%        4.07%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $132          $50
--------------------------------------------------------------------------------
Average net assets (in thousands)               $74           $3
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.66%(6)      --(5)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)       2.48%(6)      --(5)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor          1.81%(6)      --(5)
--------------------------------------------------------------------------------
Portfolio turnover rate(8)                        33.1%         7.4%


1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 5. Ratios during this period would not be indicative of future results.
6. Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1996 were $13,014,523 and $5,699,401, respectively. See accompanying Notes to Financial Statements.

11    Oppenheimer New Jersey Tax-Exempt Fund

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer New Jersey Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Multi-State Tax-Exempt Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. On June 6, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from December 31 to July 31. Accordingly, these financial statements include information for the seven month period from January 1, 1996 to July 31, 1996. The Fund's investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

     ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the seven months ended July 31, 1996, a provision of $27,570 was made for the Fund's projected benefit obligations, and payments of $1,011 were made to retired trustees, resulting in an accumulated liability of $38,835 at July 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

     CLASSIFICATION  OF  DISTRIBUTIONS TO  SHAREHOLDERS.  Net investment  income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     12   Oppenheimer New Jersey Tax-Exempt Fund

     During  the  seven  months  ended  July  31,  1996,  the Fund  changed  the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the seven months ended July 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $55, a decrease in undistributed net investment income of $17,852, and a decrease in accumulated net realized loss on investments of $17,907.

     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          SEVEN MONTHS ENDED JULY 31,         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                          1996(3)                             1995(2)                           1994(1)
                          SHARES          AMOUNT              SHARES        AMOUNT              SHARES        AMOUNT
Class A:
Sold                       325,900        $3,619,573           491,477      $ 5,411,078         447,660       $4,853,160
Dividends reinvested        19,711           217,924            21,117          233,177           6,784           72,067
Redeemed                  (104,674)       (1,165,009)         (102,930)      (1,138,220)        (81,834)        (876,751)
                          ---------       -----------        ----------     ------------        --------      -----------
Net increase               240,937        $2,672,488           409,664      $ 4,506,035         372,610       $4,048,476
                          =========       ===========        ==========     ============        ========      ==========

Class B:
Sold                       458,042        $5,089,081           257,922      $ 2,845,886         294,677       $3,191,135
Dividends reinvested        12,354           136,326            11,729          129,351           4,335           45,898
Redeemed                   (56,298)         (623,542)          (92,736)      (1,016,854)        (11,833)        (125,265)
                          ---------       -----------        ----------     ------------        --------      -----------
Net increase               414,098        $4,601,865           176,915      $ 1,958,383         287,179       $3,111,768
                          =========       ===========        ==========     ============        ========      ==========

Class C:
Sold                        11,763        $  130,464             4,551      $    51,000              --       $       --
Dividends reinvested           144             1,592                --               --              --               --
Redeemed                    (4,501)          (50,943)              (91)          (1,022)             --               --
                          ---------       -----------        ----------     ------------        --------      ----------
Net increase                 7,406        $   81,113             4,460      $    49,978              --       $       --
                          =========       ===========        ==========     ============        ========      ==========


(1)For the period from March 1, 1994 (commencement of operations) to December 31, 1994 for both Class A and Class B shares.
(2)For the year ended December 31, 1995 for Class A and Class B shares, and for the period from August 29, 1995(inception of offering), to December 31, 1995, for Class C shares.
(3)The Fund changed its fiscal year end from December 31 to July 31.


3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
     At July 31, 1996, net unrealized appreciation on investments of $181,943 was composed of gross appreciation of $320,102, and gross depreciation of $138,159.

     13   Oppenheimer New Jersey Tax-Exempt Fund

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% on the first $200 million of net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

     For the seven months ended July 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $104,007, of which $19,481 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $196,077 and $1,174, of which $4,261 was paid to an affiliated broker/dealer for Class B shares. During the seven months ended July 31, 1996, OFDI received contingent deferred sales charges of $13,422 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed .25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the seven months ended July 31, 1996, OFDI retained $37,850 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of July 31, 1996, OFDI had incurred unreimbursed expenses of $438,267 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of July 31, 1996, OFDI had incurred unreimbursed expenses of $2,768 for Class C.

5.   FUTURES CONTRACTS
     The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

     14   Oppenheimer New Jersey Tax-Exempt Fund

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At July 31, 1996, the Fund had outstanding futures contracts to purchase debt securities as follows:

                                                                     Number of            Valuation as of     Unrealized
                                             Expiration Date         Futures Contracts    July 31, 1996       Appreciation
     ---------------------------------------------------------------------------------------------------------------------
     Municipal Bonds                             9/96                     10              $1,129,063           $39,376


                                   APPENDIX A

                       Descriptions of Ratings Categories

Municipal Bonds

 Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

 Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt rating. Bonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


          Duff & Phelps. The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.


Municipal Notes


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

          S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

          Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

          Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

          S&P The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong.A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

          Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                   APPENDIX B

                           TAX EQUIVALENT YIELD TABLES


The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates effective January 1, 1995 and New Jersey state income tax rates effective January 1, 1995. Combined taxable income refers to the net amount subject to Federal and New Jersey income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.

Federal                      Effective                          A tax-exempt yield of:
Taxable                      Tax
Income                       Bracket                            Is Approximately Equivalent To a Taxable Yield of:

JOINT RETURN

Over           Not over      Federal      NJ         Combined   2.00%     2.50%     2.95%     3.00%     3.40%      3.50%
$ 20,000       $ 40,100      15.00%       21.30%     16.81%     2.40%     3.01%     3.55%     3.61%     4.09%      4.21%
$ 40,100       $ 50,000      28.00%       21.30%     29.53%     2.84%     3.55%     4.19%     4.26%     4.82%      4.97%
$ 50,000       $ 70,000      28.00%       29.80%     30.15%     2.86%     3.58%     4.22%     4.29%     4.87%      5.01%
$ 70,000       $ 80,000      28.00%       42.50%     31.06%     2.90%     3.63%     4.28%     4.35%     4.93%      5.08%
$ 80,000       $ 96,900      28.00%       60.10%     32.33%     2.96%     3.69%     4.36%     4.43%     5.02%      5.17%
$ 96,900       $147,700      31.00%       60.10%     35.15%     3.08%     3.85%     4.55%     4.63%     5.24%      5.40%
$147,700       $150,000      36.00%       60.10%     39.85%     3.32%     4.16%     4.90%     4.99%     5.65%      5.82%
$150,000       $263,750      36.00%       65.80%     40.21%     3.35%     4.18%     4.93%     5.02%     5.69%      5.85%
$263,750 and above           39.60%       65.80%     43.57%     3.54%     4.43%     5.23%     5.32%     6.03%      6.20%

                                                                3.96%     4.00%     4.50%     5.00%

                                                                4.76%     4.81%     5.41%     6.01%
                                                                5.62%     5.68%     6.39%     7.10%
                                                                5.67%     5.73%     6.44%     7.16%
                                                                5.74%     5.80%     6.53%     7.25%
                                                                5.85%     5.91%     6.65%     7.39%
                                                                6.11%     6.17%     6.94%     7.71%
                                                                6.58%     6.65%     7.48%     8.31%
                                                                6.62%     6.69%     7.53%     8.36%
                                                                7.02%     7.09%     7.98%     8.86%

SINGLE RETURN

Over           Not over      Federal      NJ         Combined   2.00%     2.50%     2.95%     3.00%     3.40%      3.50%

$ 20,000       $ 24,000      15.00%       21.30%     16.81%     2.40%     3.01%     3.55%     3.61%     4.09%      4.21%
$ 24,000       $ 35,000      28.00%       21.30%     29.53%     2.84%     3.55%     4.19%     4.26%     4.82%      4.97%

                                       B-1





$ 35,000       $ 40,000      28.00%       42.50%     31.06%     2.90%     3.63%     4.28%     4.35%     4.93%      5.08%
$ 40,000       $ 58,150      28.00%       60.10%     32.33%     2.96%     3.69%     4.36%     4.43%     5.02%      5.17%
$ 58,150       $ 75,000      31.00%       60.10%     35.15%     3.08%     3.85%     4.55%     4.63%     5.24%      5.40%
$ 75,000       $121,300      31.00%       65.80%     35.54%     3.10%     3.88%     4.58%     4.65%     5.27%      5.43%
$121,300       $263,750      36.00%       65.80%     40.21%     3.35%     4.18%     4.93%     5.02%     5.69%      5.85%
$263,750 and above           39.60%       65.80%     43.57%     3.54%     4.43%     5.23%     5.32%     6.03%      6.20%


                                                                3.96%     4.00%     4.50%     5.00%

                                                                4.76%     4.81%     5.41%     6.01%
                                                                5.62%     5.68%     6.39%     7.10%
                                                                5.74%     5.80%     6.53%     7.25%
                                                                5.85%     5.91%     6.65%     7.39%
                                                                6.11%     6.17%     6.94%     7.71%
                                                                6.14%     6.21%     6.98%     7.76%
                                                                6.62%     6.69%     7.53%     8.36%
                                                                7.02%     7.09%     7.98%     8.86%




                                   Appendix C

                     Municipal Bond Industry Classifications



               Electric                          Resource Recovery
               Gas
               Water                              Higher Education
               Sewer                              Education
               Telephone
                                                  Lease Rental
               Adult Living Facilities
               Hospital                           Non Profit Organization

               General Obligation                 Highways
               Special Assessment                 Marine/Aviation Facilities
               Sales Tax
                                                  Multi Family Housing
               Manufacturing, Non Durables         Single Family Housing
               Manufacturing, Durables

               Pollution Control

Investment Adviser
         OppenheimerFunds, Inc.
         Two World Trade Center
         New York, New York 10048

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Trade Center
         New York, New York 10048

Transfer and Shareholder Servicing Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian of Portfolio Securities
         Citibank, N.A.
         399 Park Avenue
         New York, New York 10043

Independent Auditors
         KPMG Peat Marwick LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Gordon Altman Butowsky Weitzen
            Shalov & Wein
         114 West 47th Street
         New York, New York 10036

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST


                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION


ITEM 24.   Financial Statements and Exhibits
           ---------------------------------

                  (a) Financial Statements
              --------------------

                  (1)  Condensed Financial Information


                           (i)  for Oppenheimer Pennsylvania Municipal Fund
("OPMF") - Filed herewith.

                           (ii) for Oppenheimer Florida Municipal Fund ("OFMF")
- Filed herewith.

                           (iii) for Oppenheimer New Jersey Municipal Fund
("ONJMF") - Filed herewith.


                  (2)      Independent Auditors' Report


                           (i)  for OPMF - Filed herewith.

                (ii)  for OFMF - Filed herewith.

              (iii)  for ONJMF - Filed herewith.


         (3)  Statement of Investments


              (i)  for OPMF - Filed herewith.

              (ii)  for OFMF - Filed herewith.

              (iii)  for ONJMF - Filed herewith.

            (4)  Statement of Assets and Liabilities


                 (i)  for OPMF - Filed herewith.

                (ii)  for OFMF - Filed herewith.

              (iii)  for ONJMF - Filed herewith.


            (5)  Statement of Operations


                 (i) for OPMF - Filed herewith.

                (ii) for OFMF - Filed herewith.

              (iii) for ONJMF - Filed herewith.


            (6)  Statement of Changes in Net Assets


                 (i) for OPMF - Filed herewith.

                (ii) for OFMF - Filed herewith.

              (iii) for ONJMF - Filed herewith.


            (7)  Notes to Financial Statements


                 (i) for OPMF - Filed herewith.

                (ii) for OFMF - Filed herewith.

              (iii) for ONJMF - Filed herewith.


            (8)  Independent Auditors' Consent (for the "Trust"):
Filed herewith.

         (b)      Exhibits
                  --------


                  (1) Registrant's Amended and Restated Declaration of Trust dated September 16, 1996: Filed herewith.

                  (2)  By-Laws  dated  10/10/89  -  Filed  with   Post-Effective
Amendment No.4, 4/30/92, refiled with Post-Effective Amendment No. 12, 4/25/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (3) Not applicable.


                  (4) (i) OPMF Specimen Class A Share Certificate - Filed herewith.

                           (ii) OPMF Specimen Class B Share Certificate - Filed
herewith.

                           (iii) OPMF Specimen Class C Share Certificate -
Filed herewith.

                           (iv) OFMF Specimen Class A Share Certificate - Filed
herewith.

                           (v) OFMF Specimen Class B Share Certificate - Filed
herewith.

                           (vi) OFMF Specimen Class C Share Certificate - Filed
herewith.

                           (vii) ONJMF Specimen Class A Share Certificate -
Filed herewith.

                           (viii) ONJMF Specimen Class B Share Certificate -
Filed herewith.

                           (ix) ONJMF Specimen Class C Share Certificate -
Filed herewith.

                  (5) (i) Investment Advisory Agreement for OPMF dated 10/22/90 - Filed with Post-Effective Amendment No. 2, 3/1/91, refiled with Post-Effective Amendment No. 12, 4/25/95, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

                           (ii) Investment Advisory Agreement for OFMF dated
10/1/93 - Filed with Post-Effective Amendment No. 8, 12/29/93, and incorporated herein by reference.

                           (iii) Investment Advisory Agreement for ONJMF dated
12/9/93 - Filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 2/25/94, and incorporated herein by reference.


                  (6) (a) General Distributor's Agreement between the Registrant and OppenheimerFunds Distributor, Inc. ("Distributor") dated 8/19/93 - Filed with Post-Effective Amendment No. 12,
4/25/95, and incorporated herein by reference.

                           (b) Form of Distributor Dealer Agreement: Filed with
Post-Effective Amendment No. 14 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (c) Form of Distributor Broker Agreement -Filed with
Post-Effective Amendment No. 14 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (d) Form of Distributor Agency Agreement -Filed with
Post-Effective Amendment No. 14 to the Registration Statement of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                           (e) Broker Agreement between Distributor and
Newbridge Securities dated 11/1/86 - Filed with Post-Effective
Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272),
10/30/86, refiled with Post-Effective Amendment No. 45 of
Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

                  (7) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90 - Filed with Post-Effective Amendment No.
97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586) 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

                  (8) Custodian Agreement dated 9/18/89 - Filed with Registrant's Post-Effective Amendment No. 3, 4/30/91, refiled with Post-Effective Amendment No. 12, 4/25/95, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

         (9) Not applicable.

         (10) Opinion and Consent of Counsel dated 9/15/89 - Filed with Pre-Effective Amendment No. 2, 9/18/89, refiled with Post-Effective Amendment No. 12, 4/25/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (11) Not applicable.

     (12)  Not applicable.

         (13) Investment Letter dated 8/29/89 from Oppenheimer Management Corporation to Registrant - Filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement, 4/30/91, refiled with Post-Effective
Amendment No. 12, 4/25/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (14) Not applicable.


         (15) (i) Service Plan and Agreement for Class A shares of OPMF under Rule 12b-1 of the Investment Company Act, dated 7/1/93 Filed with Post-Effective Amendment No. 6, 7/16/93, and refiled with Post-Effective Amendment No. 12, 4/25/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                  (ii) Distribution and Service Plan and Agreement for Class B shares of OPMF under Rule 12b-1 of the Investment Company Act, dated May 26, 1995: Filed with Post-Effective Amendment No.
14, 8/25/95, and incorporated by reference.

                  (iii) Distribution and Service Plan and Agreement for Class C shares of OPMF under Rule 12b-1 of the Investment Company Act, dated as of August 1, 1995 - Filed with Post-Effective Amendment No. 13, 6/23/95, and incorporated herein by reference.

                  (iv) Service Plan and Agreement for Class A shares of OFMF dated 10/1/93 under Rule 12b-1 of the Investment Company Act Filed with Post-Effective Amendment No. 7, 10/1/93, and incorporated herein by reference.

                  (v) Distribution and Service Plan and Agreement for Class B shares of OFMF dated 2/10/94 under Rule 12b-1 of the Investment

Company Act - Filed with Post-Effective Amendment No. 14, 8/25/95, and incorporated herein by reference.


                  (vi) Distribution and Service Plan and Agreement for Class C shares of OFMF under Rule 12b-1 of the Investment Company Act, dated as of August 1, 1995 - Filed with Post-Effective Amendment No. 13, 6/23/95, and incorporated herein by reference.

                  (vii) Service Plan and Agreement for Class A shares of ONJMF under Rule 12b-1 of the Investment Company Act dated 12/9/93 - Filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement, 2/25/94, and incorporated herein by reference.

                  (viii) Distribution and Service Plan and Agreement for Class B shares of ONJMF under Rule 12b-1 of the Investment Company Act dated 2/10/94 - Filed with Post-Effective Amendment No. 14 to Registrant's Registration Statement, 8/25/95, and incorporated herein by reference.

                  (ix) Distribution and Service Plan and Agreement for Class C Shares of ONJMF under Rule 12b-1 of the Investment Company Act, dated as of August 1, 1995 - Filed with Post-Effective Amendment No. 13, 6/23/95, and incorporated herein by reference.

         (16) (i) Performance Computation Schedule for OPMF - Filed herewith.

                  (ii) Performance Computation Schedule for OFMF - Filed herewith.

                  (iii) Performance Computation Schedule for ONJMF - Filed herewith.

         (17)     (i) Financial Data Schedules for Class A Shares of OPMF:
Filed herewith.

                  (ii) Financial Data Schedules for Class B Shares of OPMF:
Filed herewith.

                  (iii) Financial Data Schedules for Class C Shares of
OPMF: Filed herewith.

                  (iv) Financial Data Schedules for Class A Shares of OFMF:
Filed herewith.

                  (v) Financial Data Schedules for Class B Shares of OFMF:
Filed herewith.

                  (vi) Financial Data Schedules for Class C Shares of OFMF:
Filed herewith.

                  (vii) Financial Data Schedules for Class A Shares of
ONJMF: Filed herewith.

                  (viii) Financial Data Schedules for Class B Shares of
ONJMF: Filed herewith.

                  (iv) Financial Data Schedules for Class C Shares of
ONJMF: Filed herewith.


         (18) Not Applicable.


                  -- Powers of Attorney - Previously filed with Post-Effective Amendment No. 16, 4/15/96 (Bridget A. Macaskill) and previously filed with Post-Effective Amendments No. 6 and No. 7,
7/16/93 and 10/1/93, respectively, and incorporated herein by reference.


ITEM 25.          Persons Controlled by or under Common Control with
                  Registrant
                  ---------------------------------------------------------

          None


ITEM 26.          Number of Holders of Securities
                  -------------------------------

                                                                        Number of Record Holders
                  Title of Class                                       as of November 6, 1996
                  --------------                                       ------------------------

          OPMF Shares of Beneficial
                           Interest, Class A                                    5,412,658.732
                  OPMF Shares of Beneficial
                           Interest, Class B                                    1,358,614.351



                                                      C-7




                  OPMF Shares of Beneficial
                  Interest, Class C                                                52,077.782

                  OFMF Shares of Beneficial
                  Interest, Class A                                             1,853,811.844
                  OFMF Shares of Beneficial
                  Interest, Class B                                             1,077,114.731
                  OFMF Shares of Beneficial
                  Interest, Class C                                                11,696.728

                  ONJMF Shares of Beneficial
                  Interest, Class A                                             1,113,522.430
                  ONJMF Shares of Beneficial
                  Interest, Class B                                             1,053,189.687
                  ONJMF Shares of Beneficial
                  Interest, Class C                                                29,494.135


ITEM 27.          Indemnification
                  ---------------
         Reference is made to paragraphs (c) through (f) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit 24(b)(1)(i) to this Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

         (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

         (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position                                   Other Business and Connections with
OppenheimerFunds, Inc.                                    During the Past Two Years
---------------------------                               -------------------------------
Mark J.P. Anson,
Vice President                                            Vice President of Oppenheimer Real
                                                          Asset Management, Inc. ("ORAMI");
                                                          formerly Vice President of Equity
                                                          Derivatives at Salomon Brothers, Inc.

Peter M. Antos,
Senior Vice President                                     An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; a Chartered
                                                          Financial Analyst; Senior Vice
                                                          President of HarbourView; prior to
                                                          March, 1996 he was the senior equity
                                                          portfolio manager for the Panorama
                                                          Series Fund, Inc. (the "Company") and
                                                          other mutual funds and pension funds
                                                          managed by G.R. Phelps & Co. Inc.
                                                          ("G.R. Phelps"), the Company's former
                                                          investment adviser, which was a
                                                          subsidiary of Connecticut Mutual Life
                                                          Insurance Company; was also responsible
                                                          for managing the common stock
                                                          department and common stock investments
                                                          of Connecticut Mutual Life Insurance
                                                          Co.

Lawrence Apolito,
Vice President                                            None.


                                                      C-9




Victor Babin,
Senior Vice President                                     None.

Bruce Bartlett,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds;
                                                          formerly     a    Vice
                                                          President  and  Senior
                                                          Portfolio  Manager  at
                                                          First    of    America
                                                          Investment
                                                          Corp.

Ellen Batt,
Assistant Vice President                                  None

Kathleen Beichert,
Assistant Vice President                                  Formerly employed by Smith Barney, Inc.

David Bernard,
Vice President                                            Previously a Regional Sales Director
                                                          for Retirement Plan Services at Charles
                               Schwab & Co., Inc.
Robert J. Bishop,
Vice President                                            Assistant Treasurer of the Oppenheimer
                                                          Funds (listed below); previously a Fund
                                                          Controller for OppenheimerFunds, Inc.
                                                          (the "Manager").


                                                      C-10




George Bowen,
Senior Vice President & Treasurer                         Treasurer of the New York-based
                                                          Oppenheimer Funds; Vice President,
                                                          Assistant Secretary and Treasurer of
                                                          the Denver-based Oppenheimer Funds.
                                                          Vice President and Treasurer of
                                                          OppenheimerFunds Distributor, Inc. (the
                                                          "Distributor") and HarbourView Asset
                                                          Management Corporation ("HarbourView"),
                                                          an investment adviser subsidiary of the
                                                          Manager; Senior Vice President,
                                                          Treasurer, Assistant Secretary and a
                                                          director of Centennial Asset Management
                                                          Corporation ("Centennial"), an
                                                          investment adviser subsidiary of the
                                                          Manager; Vice President, Treasurer and
                                                          Secretary of Shareholder Services, Inc.
                                                          ("SSI") and Shareholder Financial
                                                          Services, Inc. ("SFSI"), transfer agent
                                                          subsidiaries of the Manager; Director,
                                                          Treasurer and Chief Executive Officer
                                                          of MultiSource Services, Inc.; Vice
                                                          President and Treasurer of Oppenheimer
                                                          Real Asset Management, Inc.; President,
                                                          Treasurer and Director of Centennial
                                                          Capital Corporation; Vice President and
                                                          Treasurer of Main Street Advisers.

Scott Brooks,
Assistant Vice President                                  None.

Susan Burton,
Assistant Vice President                                  Previously a Director of Educational
                                                          Services for H.D. Vest Investment
                                Securities, Inc.

Michael A. Carbuto,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds;
                                                          Vice    President   of
                                                          Centennial.

Ruxandra Chivu,
Assistant Vice President                                  None.

O. Leonard Darling,
Executive Vice President                                  Formerly Co-Director of Fixed Income
                                                          for State Street Research & Management
                                                          Co.

Robert A. Densen,
Senior Vice President                                     None.

                                                      C-11




Robert Doll, Jr.,
Executive Vice President and
Director                                                  An   officer    and/or
                                                          portfolio  manager  of
                                                          certain    Oppenheimer
                                                          funds.

John Doney,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director                              Secretary of the New York-based
                                                          Oppenheimer Funds; Vice President and
                                                          Secretary of the Denver-based
                                                          Oppenheimer Funds; Secretary of the
                                                          Oppenheimer Quest and Oppenheimer
                                                          Rochester Funds; Executive Vice
                                                          President, Director and General Counsel
                                                          of the Distributor; President and a
                                                          Director of Centennial; Chief Legal
                                                          Officer and a Director of MultiSource
                                                          Services, Inc.; President and a
                                                          Director of Oppenheimer Real Asset
                                                          Management, Inc.; Executive Vice
                                                          President, General Counsel and Director
                                                          of SFSI and SSI; formerly Senior Vice
                                                          President and Associate General Counsel
                                                          of the Manager and the Distributor.

George Evans,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.

Scott Farrar,
Vice President                                            Assistant Treasurer of the New York-
                                                          based and Denver-based Oppenheimer
                                                          funds.

Katherine P. Feld,
Vice President and Secretary                              Vice President and Secretary of
                                                          OppenheimerFunds Distributor, Inc.;
                                                          Secretary of HarbourView Asset
                                                          Management Corporation, MultiSource
                                                          Services, Inc. and Centennial Asset
                                                          Management Corporation; Secretary, Vice
                                                          President and Director of Centennial
                                                          Capital Corporation; Vice President and
                                                          Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:

                                                      C-12




Rochester Division                                        An officer, Director and/or portfolio
                                                          manager of certain Oppenheimer funds.
                                                          Formerly Chairman of the Board and
                                                          Director of Rochester Fund
                                                          Distributors, Inc. ("RFD"), President
                                                          and Director of Fielding Management
                                                          Company, Inc. ("FMC"), President and
                                                          Director of Rochester Capital Advisors,
                                                          Inc. ("RCAI"), Managing Partner of
                                                          Rochester Capital Advisors, L.P.,
                                                          President and Director of Rochester
                                                          Fund Services, Inc. ("RFS"), President
                                                          and Director of Rochester Tax Managed
                                                          Fund, Inc.
John Fortuna,
Vice President                                            None.

Patricia Foster,
Vice President                                            Formerly she held the following
                                                          positions:  An officer of certain
                                                          Oppenheimer funds; Secretary and
                                                          General Counsel of Rochester Capital
                                                          Advisors, L.P. and Secretary of
                                                          Rochester Tax Managed Fund, Inc.

Robert G. Galli,
Vice Chairman                                             Trustee of the New York-based
                                                          Oppenheimer Funds; Vice President and
                                                          Counsel of OAC; formerly he held the
                                                          following positions: Vice President and
                                                          a director of HarbourView and
                                                          Centennial, a director of SFSI and SSI,
                                                          an officer of other Oppenheimer Funds.

Linda Gardner,
Assistant Vice President                                  None.

Janelle Gellermann,
Assistant Vice President                                  None.

Jill Glazerman,                                           None.
Assistant Vice President

Ginger Gonzalez,
Vice President, Director of
Marketing Communications                                  Formerly 1st Vice President / Director
                                                          of Graphic and Print Communications for
                                                          Shearson Lehman Brothers.


                                                      C-13




Mildred Gottlieb,
Assistant Vice President                                  Formerly served as a Strategy
                                                          Consultant for the Private Client
                                                          Division of Merrill Lynch.

Caryn Halbrecht,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds;
                                                          formerly          Vice
                                                          President   of   Fixed
                                                          Income       Portfolio
                                                          Management  at Bankers
                                                          Trust.

Barbara Hennigar,
Executive Vice President and
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the Manager                       President and Director of SFSI;
                                                          President and Chief Executive Officer
                                                          of SSI.


Dorothy Hirshman,
Assistant Vice President                                  None.

Alan Hoden,
Vice President                                            None.

Merryl Hoffman,
Vice President                                            None.


Scott T. Huebl,
Assistant Vice President                                  None.


                                                      C-14




Richard Hymes,
Assistant Vice President                                  None.

Jane Ingalls,
Assistant Vice President                                  Formerly a Senior Associate with
                                                          Robinson, Lake/Sawyer Miller.
Ronald Jamison,
Vice President                                            Formerly Vice President andAssociate
                               General Counsel at
                           Prudential Securities, Inc.

Frank Jennings,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds.  Formerly a
                                                          Managing Director of Global Equities at
                                                          Paine Webber's Mitchell Hutchins
                                                          division.

Heidi Kagan,
Assistant Vice President                                  None.

Thomas W. Keffer,
Vice President                                            Formerly Senior Managing Director of
                                 Van Eck Global.

Avram Kornberg,
Vice President                                            Formerly a Vice President with Bankers
                                                          Trust.

Paul LaRocco,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds. Formerly a
                                                          Securities Analyst for Columbus Circle
                                                          Investors.


                                                      C-15




Michael Levine,
Assistant Vice President                                  None.

Stephen F. Libera,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; a Chartered
                                                          Financial Analyst; a Vice President of
                                                          HarbourView; prior to March, 1996 he
                                                          was the senior bond portfolio manager
                                                          for Panorama Series Fund, Inc., other
                                                          mutual funds and pension accounts
                                                          managed by G.R. Phelps; was also
                                                          responsible for managing the public
                                                          fixed-income securities department at
                                                          Connecticut Mutual Life Insurance Co.


Mitchell J. Lindauer,
Vice President                                            None.

Loretta McCarthy,
Executive Vice President                                  None.

Bridget Macaskill,
President, Chief Executive Officer
and Director                                              President, Director and Trustee of the
                                                          New York-based and the Denver-based
                                                          Oppenheimer funds; President and a
                                                          Director of OAC, HarbourView and
                                                          Oppenheimer Partnership Holdings, Inc.;
                                                          Director of ORAMI; Chairman and
                                                          Director of SSI; a Director of
                                                          Oppenheimer Real Asset Management, Inc.

Timothy Martin,
Assistant Vice President                                  Formerly Vice President, Mortgage
                                                          Trading, at S.N. Phelps & Co.,Salomon
                                                          Brothers, and Kidder Peabody.

Sally Marzouk,
Vice President                                            None.


                                                      C-16




Lisa Migan,
Assistant Vice President,                                 None.

Robert J. Milnamow,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds. Formerly a
                                                          Portfolio Manager with Phoenix
                                Securities Group.

Denis R. Molleur,
Vice President                                            None.

Kenneth Nadler,
Vice President                                            None.

David Negri,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President                                  None.

Robert A. Nowaczyk,
Vice President                                            None.

Robert E. Patterson,
Senior                                                    Vice    President   An
                                                          officer         and/or
                                                          portfolio  manager  of
                                                          certain    Oppenheimer
                                                          funds.

John Pirie,
Assistant Vice President                                  Formerly a Vice President with Cohane
                                                          Rafferty Securities, Inc.

Tilghman G. Pitts III,
Executive Vice President                                  Chairman and Director of the
                                  Distributor.

Jane Putnam,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds.
                                                          Formerly        Senior
                                                          Investment Officer and
                                                          Portfolio Manager with
                                                          Chemical Bank.

Russell Read,
Vice President                                            Consultant for Prudential Insurance on
                                                          behalf of the General Motors Pension
                                                          Plan.


                                                      C-17




Thomas Reedy,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds. Formerly a
                                                          Securities Analyst for the Manager.

David Robertson,
Vice President                                            None.

Adam Rochlin,
Vice President                                            Formerly a Product Manager for
                                                          Metropolitan Life Insurance Company.

Michael S. Rosen
Vice President; President:
Rochester Division                                        An officer and/or portfolio manager of
                                                          certain Oppenheimer funds. Formerly
                                                          Vice President of RFS, President and
                                                          Director of RFD, Vice President and
                                                          Director of FMC, Vice President and
                                                          director of RCAI, General Partner of
                                                          RCA, an officer and/or portfolio
                                                          manager of certain Oppenheimer funds.

David Rosenberg,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.
Richard H. Rubinstein,
Senior Vice President                                     An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; formerly
                                                          Vice President and Portfolio
                                                          Manager/Security Analyst for
                                                          Oppenheimer Capital Corp., an
                                                          investment adviser.

Lawrence Rudnick,
Assistant Vice President                                  Formerly Vice President of Dollar Dry
                                                          Dock Bank.

James Ruff,
Executive Vice President                                  None.

Ellen Schoenfeld,
Assistant Vice President                                  None.


                                                      C-18




Stephanie Seminara,
Vice President                                            Formerly Vice President of Citicorp
                              Investment Services.

Diane Sobin,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds;
                                                          formerly     a    Vice
                                                          President  and  Senior
                                                          Portfolio  Manager for
                                                          Dean            Witter
                                                          InterCapital,
                                                          Inc.

Richard A. Soper,                                         None.
Assistant Vice President

Nancy Sperte,
Executive Vice President
                                                          None.

Donald W. Spiro,
Chairman                                                  Emeritus Vice Chairman
                                                          and Trustee of the New
                                                          York-based Oppenheimer
                                                          Funds;        formerly
                                                          Chairman     of    the
                                                          Manager     and    the
                                                          Distributor.

Arthur Steinmetz,
Senior                                                    Vice    President   An
                                                          officer         and/or
                                                          portfolio  manager  of
                                                          certain    Oppenheimer
                                                          funds.

Ralph Stellmacher,
Senior                                                    Vice    President   An
                                                          officer         and/or
                                                          portfolio  manager  of
                                                          certain    Oppenheimer
                                                          funds.

John Stoma,
Senior Vice President,
Director Retirement Plans                                 Formerly Vice President of U.S. Group
                                                          Pension Strategy and Marketing for
                               Manulife Financial.


                                                      C-19




Michael C. Strathearn,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; a Chartered
                                                          Financial Analyst; a Vice President of
                                                          HarbourView; prior to March, 1996 he
                                                          was an equity portfolio manager for
                                                          Panorama Series Fund, Inc. and other
                                                          mutual funds and pension accounts
                                                          managed by G.R. Phelps.

James C. Swain,
Vice Chairman of the Board                                Chairman, CEO and Trustee, Director or
                                                          Managing Partner of the Denver-based
                                                          Oppenheimer Funds; President and a
                                                          Director
                                                          of Centennial; formerly President and
                                                          Director of OAMC, and Chairman of the
                                                          Board of SSI.

James Tobin,
Vice President                                            None.

Jay Tracey,
Vice President                                            Vice President of the Manager; Vice
                                                          President and Portfolio Manager of
                                                          Oppenheimer Discovery Fund, Oppenheimer
                                                          Global Emerging Growth Fund and
                                                          Oppenheimer Enterprise Fund.  Formerly
                                                          Managing Director of Buckingham Capital
                                                          Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer                         Assistant Treasurer of the Distributor
                                                          and SFSI.

Ashwin Vasan,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.

Valerie Victorson,
Vice President                                            None.

Dorothy Warmack,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer funds.

Jerry A. Webman,
Senior                                                    Vice         President
                                                          Director     of    New
                                                          York-based  tax-exempt
                                                          fixed           income
                                                          Oppenheimer     Funds;
                                                          Formerly      Managing
                                                          Director   and   Chief
                                                          Fixed           Income
                                                          Strategist          at
                                                          Prudential      Mutual
                                                          Funds.

Christine Wells,
Vice President                                            None.

Kenneth B. White,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; a Chartered
                                                          Financial Analyst; Vice President of
                                                          HarbourView; prior to March, 1996 he
                                                          was an equity portfolio manager for
                                                          Panorama Series Fund, Inc. and other
                                                          mutual funds and pension funds managed
                                                          by G.R. Phelps.

William L. Wilby,
Senior                                                    Vice    President   An
                                                          officer         and/or
                                                          portfolio  manager  of
                                                          certain    Oppenheimer
                                                          funds;  Vice President
                                                          of HarbourView.

Carol Wolf,
Vice President                                            An officer and/or portfolio manager of
                                                          certain Oppenheimer funds; Vice
                                                          President of Centennial; Vice
                                                          President, Finance and Accounting and
                                                          member of the Board of Directors of the
                                                          Junior League of Denver, Inc.

Robert G. Zack,
Senior Vice President and
Assistant                                                 Secretary    Associate
                                                          General Counsel of the
                                                          Manager;     Assistant
                                                          Secretary    of    the
                                                          Oppenheimer     Funds;
                                                          Assistant Secretary of
                                                          SSI,  SFSI; an officer
                                                          of  other  Oppenheimer
                                                          Funds.

Arthur J. Zimmer,
Vice                                                      President  An  officer
                                                          and/or       portfolio
                                                          manager   of   certain
                                                          Oppenheimer     funds;
                                                          Vice    President   of
                                                          Centennial.



The Oppenheimer Funds include the New York-based Oppenheimer
Funds, the Denver-based Oppenheimer Funds, and the Rochester-based Oppenheimer Funds, set forth below:

New York-based Oppenheimer Funds
--------------------------------
Oppenheimer Asset Allocation Fund
Oppenheimer California Municipal Fund

Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer New York Municipal Fund
Oppenheimer Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Series Fund, Inc.
Oppenheimer Target Fund
Oppenheimer Municipal Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund

Denver-based Oppenheimer Funds
------------------------------
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government  Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High   Yield  Fund
Oppenheimer Integrity   Funds
Oppenheimer International  Bond Fund
Oppenheimer Limited-Term  Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Municipal Fund
Oppenheimer Total Return Fund, Inc.

Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.

Rochester-based Oppenheimer Funds
---------------------------------

Bond Fund Series - Oppenheimer Bond Fund For
  Growth
Rochester Fund Municipals
Rochester Portfolio Series - Limited Term
  New York Municipal Fund

     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.


     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc., MultiSource Services, Inc. and Oppenheimer Real Asset Management, Inc. is 3410 South Galena Street, Denver, Colorado 80231.


     The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Item 29.  Principal Underwriter
--------  ---------------------

(a) OppenheimerFunds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

(b) The directors and officers of the Registrant's principal underwriter are:


                                                                                     Positions and
Name & Principal                              Positions & Offices                        Offices with
Business Address                              with Underwriter                           Registrant
----------------                              -------------------                        -------------
George Clarence Bowen+                        Vice President & Treasurer                 Vice President
                                                                                         and Treasurer of
                                                                                         the NY-based
                                                                                         Oppenheimer funds
                                                                                         / Vice President,
                                                                                         Secretary and
                                                                                         Treasurer of the
                                                                                         Denver-based
                                                                                         Oppen- heimer
                                                                                         funds


Julie Bowers                                  Vice President                             None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                              Vice President                             None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce*                                Senior Vice President -                    None
                                              Director - Financial
                                              Institution Div.

Robert Coli                                   Vice President                             None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins                             Vice President                             None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Bill Coughlin                                 Vice President                             None
3425 1/2 Irving Avenue So.
Minneapolis, MN  55408


Mary Crooks+                                  Senior Vice President                      None


E. Drew Devereaux ++                          Assistant Vice President                   None

                                                      C-23




Andrew John Donohue*                          Executive Vice                             Secretary of
                                              President, General                         the New York-
                                              Counsel and Director                       based Oppen-
                                                                                         heimer funds /
                                                                                         Vice President of
                                                                                         the Denver-based
                                                                                         Oppen-heimer
                                                                                         funds

Wendy H. Ehrlich                              Vice President                             None
4 Craig Street
Jericho, NY 11753

Kent Elwell                                   Vice President                             None
41 Craig Place
Cranford, NJ  07016

John Ewalt                                    Vice President                             None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*                            Vice President & Secretary                 None

Mark Ferro                                    Vice President                             None
43 Market Street
Breezy Point, NY 11697


Ronald H. Fielding++                          Vice President; Chairman:
                                              Rochester Division                         None

Reed F. Finley                                Vice President -                           None
320 E. Maple, Ste. 254                        Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*                                Vice President -                           None
                                              Financial Institution Div.

Ronald R. Foster                              Senior Vice President                      None
139 Avant Lane
Cincinatti, OH  45249

Patricia Gadecki                              Vice President                             None
3906 Americana Drive
Tampa, FL  3334

Luiggino Galletto                             Vice President                             None
10239 Rougemont Lane
Charlotte, NC 28277


                                                      C-24




Mark Giles                                    Vice President -                           None
5506 Bryn Mawr                                Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                                  Vice President/National                    None
                                              Sales Manager - Financial
                                              Institution Div.

Sharon Hamilton                               Vice President                             None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Mark D. Johnson                               Vice President                             None
7512 Cromwell Dr. Apt 1
Clayton, MO  63105

Michael Keogh*                                Vice President                             None

Richard Klein                                 Vice President                             None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Ilene Kutno*                                  Vice President -                           None
                                              Director - Regional Sales

Wayne A. LeBlang                              Senior Vice President -                    None
23 Fox Trail                                  Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                                     Vice President -                           None
7 Maize Court                                 Financial Institution Div.
Melville, NY 11747

James Loehle                                  Vice President                             None
30 John Street
Cranford, NJ  07016

John McDonough                                Vice President                             None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Laura Mulhall*                                Senior Vice President -                    None
                                              Director of Key Accounts

Timothy G. Mulligan ++                        Vice President                             None

Charles Murray                                Vice President                             None
50 Deerwood Drive
Littleton, CO 80127


                                                      C-25




Wendy Murray                                  Vice President                             None
114-B Larchmont Acres West
Larchmont, NY  10538

Joseph Norton                                 Vice President                             None
2518 Fillmore Street
Apt. 1
San Francisco, CA  94115

Patrick Palmer                                Vice President                             None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                                 Vice President -                           None
1307 Wandering Way Dr.                        Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                                 Vice President                             None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit                             Vice President                             None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                                 Vice President                             None
1777 Larimer St. #807
Denver, CO  80202

Tilghman G. Pitts, III*                       Chairman & Director                        None

Elaine Puleo*                                 Vice President -                           None
                                              Financial Institution Div.,
                                              Director -
                                              Key Accounts

Minnie Ra                                     Vice President -                           None
0895 Thirty-First Ave.                        Financial Institution Div.
Apt. 4
San Francisco, CA 94121

Michael Raso                                  Vice President                             None
30 Hommocks Road
Apt. 30
Larchmont, NY  10538

John C. Reinhardt ++                          Vice President                             None

Ian Robertson                                 Vice President                             None
4204 Summit Way
Marietta, GA 30066

                                                      C-26




Michael S. Rosen++                            Vice President, President:
                                              Rochester Division                         None

Kenneth Rosenson                              Vice President                             None
3802 Knickerbocker Place
Apt. 3D
Indianapolis, IN  46240

James Ruff*                                   President                                  None

Timothy Schoeffler                            Vice President                             None
1717 Fox Hall Road
Wasington, DC  20007

Mark Schon                                    Vice President                             None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino                             Vice President                             None
3114 Hickory Run
Sugarland, TX  77479

Robert Shore                                  Vice President -                           None
26 Baroness Lane                              Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker ++                              Vice President                             None

Michael Stenger                               Vice President                             None
8572 Saint Ives Place
Cincinnati, OH  45255

George Sweeney                                Vice President                             None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum                          Vice President                             None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                               Vice President -                           None
111 South Joliet Circle                       Financial Institution Div.
#304
Aurora, CO  80112

Philip Trimble                                Vice President                             None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+                                Assistant Treasurer                        None


                                                      C-27




Mark Stephen Vandehey+                        Vice President                             None


*  Two World Trade Center, New York, NY 10048-0203
+  3410 South Galena St., Denver, CO 80231
++ 350 Linden Oaks, Rochester, NY  14625-2807 (the "Rochester
   Division")


         (c)      Not applicable.

ITEM 30.          Location of Accounts and Records
                  --------------------------------
     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 3410 South Galena Street, Denver, Colorado 80231.

ITEM 31.          Management Services
                  -------------------
                  Not applicable.

ITEM 32.          Undertakings
                  ------------
                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meeting to comply with provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of November, 1996.

                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST


                                            By:      /s/ Bridget A. Macaskill*
                                           ------------------------------------
                                            Bridget A. Macaskill, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                                       Title                              Date
----------                                       -----                              ----
/s/ Leon Levy               *                    Chairman of the
----------------------------                     Board of Trustees                  November 22, 1996
Leon Levy

/s/ Bridget A. Macaskill    *                    President (Principal
------------------------                         Executive Officer)                 November 22, 1996
Bridget A. Macaskill                             and Trustee

/s/ Donald W. Spiro         *                    Trustee                            November 22, 1996
----------------------------
Donald W. Spiro

/s/ George Bowen            *                    Treasurer and
----------------------------                     Principal Financial
George Bowen                                     and Accounting
                                                 Officer                            November 22, 1996

/s/ Robert G. Galli         *                    Trustee                            November 22, 1996
---------------------------
Robert G. Galli




                                                      C-29




/s/ Benjamin Lipstein       *                    Trustee                            November 22, 1996
----------------------------
Benjamin Lipstein


/s/ Kenneth A. Randall      *                    Trustee                            November 22, 1996
----------------------------
Kenneth A. Randall

/s/ Sidney M. Robbins       *                    Trustee                            November 22, 1996
---------------------------
Sidney M. Robbins

/s/ Russell S. Reynolds, Jr.*                    Trustee                            November 22, 1996
----------------------------
Russell S. Reynolds, Jr.

/s/ Pauline Trigere         *                    Trustee                            November 22, 1996
---------------------------
Pauline Trigere

/s/ Elizabeth B. Moynihan   *                    Trustee                            November 22, 1996
----------------------------
Elizabeth B. Moynihan

/s/ Clayton K. Yeutter      *                    Trustee                            November 22, 1996
----------------------------
Clayton K. Yeutter

/s/ Edward V. Regan         *                    Trustee                            November 22, 1996
----------------------------
Edward V. Regan


* By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact



                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST


                                  EXHIBIT INDEX
                                  -------------

Form N-1A
Item No.                       Description
---------                      -----------
24(b)(1)                       Amended and Restated Declaration of Trust dated
                               September 16, 1996

24(b)(4)(i)                    OPMF Specimen Class A Share Certificate
24(b)(4)(ii)                   OPMF Specimen Class B Share Certificate
24(b)(4)(iii)                  OPMF Specimen Class C Share Certificate
24(b)(4)(iv)                   OFMF Specimen Class A Share Certificate
24(b)(4)(v)                    OFMF Specimen Class B Share Certificate
24(b)(4)(vi)                   OFMF Specimen Class C Share Certificate
24(b)(4)(vii)                  ONJMF Specimen Class A Share Certificate
24(b)(4)(viii)                 ONJMF Specimen Class B Share Certificate
24(b)(4)(ix)                   ONJMF Specimen Class C Share Certificate

24(b)(8)                       Independent Auditor's Consent

24(b)(16)(i)                   Performance Data Computation Schedule for
                               Oppenheimer Pennsylvania Municipal Fund

24(b)(16)(ii)                  Performance Data Computation Schedule for
                               Oppenheimer Florida Municipal Fund

24(b)(16)(iii)                 Performance Data Computation Schedule for
                               Oppenheimer New Jersey Municipal Fund

24(b)(17)(i)                   Financial Data Schedule for Class A Shares of
                               Oppenheimer Pennsylvania Municipal Fund

24(b)(17)(ii)                  Financial Data Schedule for Class B Shares of
                               Oppenheimer Pennsylvania Municipal Fund

24(b)(17)(iii)                 Financial Data Schedule for Class C
                               Shares of Oppenheimer Pennsylvania Municipal Fund

24(b)(17)(iv)                  Financial Data Schedule for Class A Shares of
                               Oppenheimer Florida Municipal Fund


                                                      C-31



24(b)(17)(v)                   Financial Data Schedule for Class B Shares of
                               Oppenheimer Florida Municipal Fund

24(b)(17)(vi)                  Financial Data Schedule for Class C
                               Shares of Oppenheimer Florida Municipal
                               Fund

24(b)(17)(vii)                 Financial Data Schedule for Class A Shares of
                               Oppenheimer New Jersey Municipal Fund

24(b)(17)(viii)                Financial Data Schedule for Class B Shares of
                               Oppenheimer New Jersey Municipal Fund

24(b)(17)(ix)                  Financial Data Schedule for Class C
                               Shares of Oppenheimer New Jersey Municipal Fund



                                                      C-32